As filed with the Securities and Exchange Commission on April 18, 2013

File No. 333-95637

File No. 811-09799

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 16	☒
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 16	☒

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

213 Washington Street

Newark, NJ 07102-2992

Depositor’s Telephone Number: (973) 802-6000

C. Christopher Sprague

Vice President and Corporate Counsel

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, NJ 08830-2706

Copies to:

Thomas C. Schiaffo

Vice President and Corporate Counsel

280 Trumbull Street

Hartford, Connecticut 06103-3509

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on May 1, 2013 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Group Variable Annuity Contracts.

PROSPECTUS	MAY 1, 2013

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

This prospectus describes the Prudential DISCOVERY PREMIER® Group Variable Annuity Contracts* (the “Contracts”). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. In this prospectus, The Prudential Insurance Company of America may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 35 Subaccounts and the Guaranteed Interest Account, which are made available to you through your plan. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund (the “Prudential Series Fund”) or other listed portfolios:

THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio	Government Income Portfolio	Money Market Portfolio
Diversified Bond Portfolio	High Yield Bond Portfolio	Small Capitalization Stock Portfolio
Equity Portfolio	Jennison Portfolio	Stock Index Portfolio
Flexible Managed Portfolio	Jennison 20/20 Focus Portfolio	Value Portfolio
Global Portfolio

AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. Core Equity Fund

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Government Securities Fund

Invesco V.I. International Growth Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.

AllianceBernstein VPS Growth and Income Portfolio

AllianceBernstein VPS Large Cap Growth Portfolio

AllianceBernstein VPS Small Cap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Income & Growth Fund

DAVIS VARIABLE ACCOUNT FUND, INC.

Davis Value Portfolio

DELAWARE VIP® TRUST

Delaware VIP® Emerging Market Series

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

The Dreyfus Socially Responsible Growth Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST

Franklin Small-Mid Cap Growth Securities Fund

Templeton Foreign Securities Fund

JANUS ASPEN SERIES

Enterprise Portfolio        Global Research Portfolio

MFS® VARIABLE INSURANCE TRUST

MFS® Growth  Series        MFS® Investors Growth Stock Series

MFS®  Investors Trust Series        MFS® Research Bond Series MFS® Total Return Series

PIMCO VARIABLE INSURANCE TRUST

PIMCO Short-Term Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Equity Income Portfolio

In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2013. That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally, 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-95637). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549-0102, and its public reference number is (202) 551-8090.

The accompanying prospectuses for the funds and the related statements of additional information describe the investment objectives and risks of investing in the funds. We may offer additional funds and Subaccounts in the future. The contents of the SAI, with respect to the Contracts, appear in the “Other Information” section of this prospectus.

Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the funds. Read the fund prospectuses carefully and retain them for future reference.

As with all variable annuity contracts, the fact that we have filed a registration statement with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone (877) 778-2100

PROSPECTUS CONTENTS

Page
GLOSSARY	1
SUMMARY OF CONTRACT EXPENSES	3
BRIEF DESCRIPTION OF THE CONTRACTS	4
Right to Cancel	5
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	7
The Prudential Insurance Company of America	7
Prudential Discovery Premier Group Variable Contract Account	7
The Funds	8
Payments to Prudential	14
Other Fund Information	15
Guaranteed Interest Account	16
THE CONTRACTS	16
The Accumulation Period	16
Allocation of Purchase Payments	18
Asset Allocation Program	18
Transfers	18
Redemption Fees and Abusive Trading Practices	20
Auto-Rebalancing	21
Withdrawals	21
Systematic Withdrawal Plan	23
Texas Optional Retirement Plan	24
Death Benefit	24
Discontinuance of Contributions	26
Loan Program	26
Modified Procedures	29
CHARGES, FEES AND DEDUCTIONS	30
Administrative Fee	30
Charge for Assuming Mortality and Expense Risks	30
Expenses Incurred by the Funds	30
Withdrawal Charge	30
Taxes Attributable to Premium	30
Loan Fee	30
Aggregate Nature of Charges	31
REQUESTS, CONSENTS AND NOTICES	31
FEDERAL TAX STATUS	31
Same-Gender Spouse, Civil Union and Domestic Partner Considerations	32
Annuity Qualification	32
Tax-Qualified Retirement Arrangements Using the Contracts	32
Contributions	33
Earnings	33
Distributions or Withdrawals	33
Tax Deferred Annuities	33
Required Minimum Distribution Rules	34
Special Considerations Regarding Exchanges Involving 403(b) Arrangements	35
Section 403(c) Annuity Arrangements Using the Contracts	35
ERISA Considerations	35
Taxes Payable by Participant	36
Taxes on Withdrawals and Surrender	36
Taxes on Annuity Payments	36
Tax Penalty on Withdrawals and Annuity Payments	36
Taxes Payable by Beneficiaries	37
Required Distributions Upon Death of Participant	37
Withholding	38
Taxes on Prudential	38

i

ii

GLOSSARY

Account—See the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) below.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account.

Annuitant—The person or persons designated by the Participant upon whose life or lives monthly annuity payments are based after an annuity is effected.

Annuity Date—The date that the accumulation period ends and annuity payments begin.

Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.

Business Day—A day on which both the New York Stock Exchange and Prudential are open for business. Our business day generally ends at 4:00 p.m. Eastern Time.

Code—The Internal Revenue Code of 1986, as amended.

Contractholder—The employer, association or trust to which Prudential has issued a Contract.

Contracts—The group variable annuity contracts that we describe in this prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements.

Contract Value—The dollar amount held under the Contract.

Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.

Funds—The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AllianceBernstein Variable Products Series Fund, Inc.; American Century Variable Portfolios, Inc.; Davis Variable Account Fund, Inc.; Delaware VIP® Trust; The Dreyfus Socially Responsible Growth Fund, Inc.; Franklin Templeton Variable Insurance Products Trust; Janus Aspen Series; MFS® Variable Insurance Trust; PIMCO Variable Insurance Trust; and T. Rowe Price Equity Series, Inc., available under the Contracts. In this prospectus we use the term “fund” to refer to a series or portfolio of a Fund.

General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

Good Order—Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third party pricing agent (if your plan is not serviced by Prudential), utilizing the applicable forms, and reflecting the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order includes receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined.

Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is not part of nor dependent upon the investment performance of the Discovery Account. This prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.

Participant Account Value—The dollar amount held in a Participant Account.

Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

Prudential Discovery Premier Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding funds also referred to as “Discovery Account”.

Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding fund.

Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.

Valuation Period—The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations generally as of 4:00 p.m. Eastern Time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

Variable Investment Options—The Subaccounts.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Premier Group Retirement Annuity. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an interest in the contract. State premium taxes may also be deducted.

For more detailed information, including additional information about current and maximum charges, see the “Charges, Fees and Deductions” section of this prospectus. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

Participant Transaction Expenses

Withdrawal Charge

Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts.

Charge for Premium Tax

There is a charge for premium tax imposed on us by certain states/jurisdictions of 0% to 3.5% of Contract Value.

Periodic Charges

The next table describes the fees and expenses you will pay periodically during the time that you participate in the contract, not including underlying mutual fund fees and expenses.

Insurance and Administrative Expenses (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee*	0.75%

Total Separate Account Annual Expenses	0.90%

*	We may reduce this administrative fee under Contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Loan Fees (if applicable)

New Loan Application Fee	up to $75.00
Annual Loan Maintenance Fee	up to $60.00

Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2012. Fund expenses are not fixed or guaranteed by Discovery Premier Group Retirement Annuity, and may vary from year to year.

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.37%	1.40%

Expense Example

This example is intended to help you compare the cost of participating in the contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursement or waiver. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below:

1 yr	3 yrs	5 yrs	10 yrs
$233	$718	$1,230	$2,636

Notes for Expense Example

This example does not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

Financial Statements

The financial statements of Prudential and the Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

A table of accumulation unit values has been included at the end of this prospectus.

BRIEF DESCRIPTION OF THE CONTRACTS

We offer the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are 35 Variable Investment Options, each of which is called a Subaccount. Prudential may limit the number of subaccounts an employer may select in order to ensure that Prudential is the owner of the assets in the Subaccounts for tax purposes. We invest the assets of each Subaccount in one of the funds listed in “The Funds” section. You may direct contributions to one or a combination of Variable Investment Options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.

We assess charges under the Contracts for administering the Contracts and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the Variable Investment Options. We also deduct an administrative charge equal to a maximum annual rate of 0.75% from the assets held in the Variable Investment Options. You can find further details about the administrative charge in the “Summary of Contract Expenses” and “Administrative Fee” sections.

A charge against each of the funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions.”

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% tax penalty on premature withdrawals. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of tax liability.

As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and Internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. See section “Requests, Consents and Notices” for further information.

You should send all written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims), to Prudential at the address shown on the cover of this prospectus. Transaction requests (including death benefit claims) received by Prudential in Good Order on a given Business Day before the established transaction cutoff time of 4 p.m. Eastern Time will be effective for that Business Day; provided, however, than an earlier transaction cutoff time will apply (i) if the New York Stock Exchange closes earlier than 4 p.m. Eastern Time or (ii) with respect to a given retirement plan for which we have established an earlier transaction cutoff time. Good Order includes receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined.

You may effect permitted telephone transactions by calling us at (877) 778-2100. All permitted Internet transactions may be made through www.prudential.com/online/retirement. You must send all written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) by U.S. mail to: Prudential, P.O. Box 5410, Scranton, PA 18505-5410; (2) delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, PA 18507-1789; or (3) fax to Prudential, Attention: Client Payments at (866) 439-8602. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that we would otherwise perform. See the “Modified Procedures” section. Prudential may provide other permitted telephone numbers or Internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.

Right to Cancel

If permissible under your plan and applicable state law, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center, at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

GENERAL INFORMATION ABOUT PRUDENTIAL,

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, NJ. We have been investing for pension funds since 1928.

Prudential is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.

Prudential generally is responsible for the administrative and record-keeping functions of the Prudential Discovery Premier Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts and preparing and distributing confirmations, statements, and reports. The administrative and record-keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

We are reimbursed for these administrative and record-keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses.

Prudential Discovery Premier Group Variable Contract Account

Prudential established the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) on November 9, 1999, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 35 Subaccounts within the Discovery Account. These Subaccounts invest in the corresponding funds available under the Contracts. We may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.

The Funds

The following is a list of each fund, its investment objective and its investment subadviser:

The Prudential Series Fund

Share Class: Class I

Conservative Balanced Portfolio    The investment objective is total investment return consistent with a conservatively managed diversified portfolio. The portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio    The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments.

Equity Portfolio    The investment objective is long-term growth of capital. The portfolio invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that the subadvisor believes offer attractive prospects of appreciation.

Flexible Managed Portfolio    The investment objective is a total return consistent with an aggressively managed diversified portfolio. The portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio    The investment objective is long-term growth of capital. The portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies, with approximately 50% of its assets invested in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Certain subadvisors for the portfolio uses either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks.

Government Income Portfolio    The investment objective is a high level of income over the long term consistent with the preservation of capital. The portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including U.S. Treasury securities, debt obligations issued or guaranteed by agencies or instrumentalities established by the U.S. government, and mortgage-related securities issued by U.S. Government instrumentalities.

High Yield Bond Portfolio    The investment objective is a high total return. The portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high yield/high risk debt securities, which are often referred to as “junk” bonds.

Jennison Portfolio    The investment objective is long-term growth of capital. The portfolio invests primarily in equity securities of major, established corporations that the subadvisor believes offer above-average growth prospects. The portfolio may invest up to 30% of its total assets in foreign securities. Stocks are selected on a company-by-company basis using fundamental analysis. Normally 65% of the portfolio’s total assets are invested in equity and equity-related securities of companies with capitalizations in excess of $1 billion.

Jennison 20/20 Focus Portfolio    The investment objective is long-term growth of capital. The portfolio will invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S. companies that are selected by the portfolio’s two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. One manager will use a “value” approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a “growth” approach, which means he or she seeks companies that exhibit higher-than average earnings growth.

Money Market Portfolio    The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The portfolio will invest only in instruments that mature in 397 days or less, and which are denominated in U.S. dollars.

If pursuant to SEC rules, the Prudential Series Fund Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of that portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the corresponding Subaccount until the portfolio is liquidated.

Small Capitalization Stock Portfolio    The investment objective is long-term growth of capital. The portfolio invests primarily in equity securities of publicly traded companies with small market capitalizations. The portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of stocks in the Standard & Poor’s Small Capitalization 600 Stock Index.

Stock Index Portfolio    The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500®) as the benchmark, the portfolio normally invests at least 80% of investable assets in S&P 500® stocks. The S&P 500® represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager generally purchases stocks in proportion to their weighting in the S&P 500®.

Value Portfolio    The investment objective is capital appreciation. The portfolio invests primarily in common stocks and other equity-related securities that the subadvisor believes are trading at a discount to their intrinsic value, as defined by the value of their earnings, free cash flow, the value of their assets, their private market value, or some combination of these factors—and which have identifiable catalysts which may be able to close the gap between the price and what the portfolio believes to be the true worth of the company. Most of the investments will be securities of large capitalization companies, which are companies with market capitalization within the market capitalization range of the Russell 1000® Index.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund and its portfolios.

PI manages the Fund’s portfolios using a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of trustees as to whether each subadviser’s agreement should be renewed, terminated or modified. PI is also responsible for allocating assets among the subadvisers if a portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a portfolio’s assets, and PI can change the allocations without board or shareholder approval.

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as subadviser to the following portfolios of the Fund:

Equity Portfolio

Value Portfolio

Jennison Portfolio

Jennison 20/20 Focus Portfolio

The Global Portfolio is sub advised by four different subadvisers, with each subadviser responsible for managing a portion of the Global Portfolio’s assets. Marsico Capital Management, LLC (“MCM”), LSV Asset Management (“LSV”), William Blair & Company LLC (“William Blair”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”). LSV is

a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. MCM provides investment management services to other mutual funds and private accounts. William Blair is dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. T. Rowe Price is one of the nation’s leading providers of no-load mutual funds for individual investors and corporate retirement programs.

In addition to the four subadvisers discussed above, Quantitative Management Associates, LLC (“QMA”) provides limited advice services to the portfolio, consisting of asset allocation guidance.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as subadviser to the following portfolios of the Fund:

Conservative Balanced Portfolio (portion)

Diversified Bond Portfolio

Flexible Managed Portfolio (portion)

Government Income Portfolio

High Yield Bond Portfolio

Money Market Portfolio

Quantitative Management Associates LLC, a wholly-owned subsidiary of Prudential Investment Management, Inc., serves as subadviser to the following portfolios of the Fund:

Small Capitalization Stock Portfolio

Stock Index Portfolio

Conservative Balanced Portfolio (portion)

Flexible Managed Portfolio (portion)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Share Class: Series I

Invesco V.I. Core Equity Fund    The fund’s investment objective is long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I. Mid Cap Growth Fund (Effective April 29, 2013, the Invesco Van Kampen V.I. Mid Cap Growth Fund was renamed Invesco V.I. Mid Cap Growth Fund)    The fund’s investment objective is to seek capital growth. The fund invests, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of mid-capitalization companies.

Invesco V.I. Government Securities Fund    The fund’s investment objective is total return, comprised of current income and capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities issued, guaranteed or otherwise backed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (each a “Federal Agency”), and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I. International Growth Fund    The fund’s investment objective is long-term growth of capital. The fund invests primarily in equity securities and depository receipts of foreign issuers. The principal types of equity securities in which the fund invests are common and preferred stock.

Invesco Advisers, Inc. serves as the investment adviser to each of the funds, and is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

AllianceBernstein Variable Products Series Fund, Inc.

Share Class: Class A

AllianceBernstein VPS Growth and Income Portfolio    The portfolio seeks long-term growth of capital.

AllianceBernstein VPS Large Cap Growth Portfolio    The portfolio seeks long-term growth of capital.

AllianceBernstein VPS Small Cap Growth Portfolio    The portfolio seeks long-term growth of capital.

Effective February 1, 2013 this portfolio is closed to new investments, except with respect to those investing in Contracts which had this investment option as of January 31, 2013.

AllianceBernstein L.P. (“Alliance”) is the investment adviser to each of the above-mentioned funds. Alliance’s principal business address is 1345 Avenue of the Americas, New York, New York 10105.

American Century Variable Portfolios, Inc.

Share Class: Class I

VP Income & Growth Fund    The fund seeks capital growth by investing in common stocks. Income is a secondary objective.

The investment adviser for this fund is American Century Investment Management, Inc. (“ACIM”). ACIM’s principal business address is 4500 Main Street, Kansas City, Missouri 64111.

Davis Variable Account Fund, Inc.

Share Class: N/A

Davis Value Portfolio    Davis Value Portfolio’s investment objective is long-term growth of capital. The fund will invest principally in common stocks (including indirect holdings of common stock through depository receipts) issued by large companies with market capitalizations of at least $10 billion. Historically, the fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.

The investment adviser for this fund is Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756.

Delaware VIP® Trust

Share Class: Standard

Delaware VIP® Emerging Market Series    Delaware VIP® Emerging Markets Series seeks long-term capital appreciation. The series invests primarily in a broad range of equity securities of companies located in emerging market countries. Emerging market countries include those currently considered to be developing by the World

Bank, the United Nations or the countries’ governments. These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Under normal market conditions, the series will invest at least 65% of its total assets in equity securities of companies from countries considered to be emerging. The series may invest in companies of any size and may invest more than 25% of its total assets in the securities of issuers located in the same country. Under normal circumstances, at least 80% of the series’ net assets will be in investments of emerging market issuers (80% policy).

The series is managed by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the series, manages the series’ business affairs and provides daily administrative services. Delaware Management Company’s principal business address is 2005 Market Street Philadelphia, Pennsylvania 19103-7094.

DMC is part of Macquarie Group, a global provider of banking, financial, advisory, investment and fund management services. Macquarie Group refers to Macquarie Group Limited and its affiliates and subsidiaries worldwide.

Investments in the Delaware VIP® Emerging Markets Series, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series, the repayment of capital from the series, or any particular rate of return.

The Dreyfus Socially Responsible Growth Fund, Inc.

Share Class: Initial

The Dreyfus Socially Responsible Growth Fund, Inc.    The fund seeks to provide capital growth, with current income as a secondary goal. To pursue its goals, the fund invests at least 80% of its net assets in the common stocks of companies that, in the opinion of the fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio manager begins by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including value, growth and financial profile. Next, based on fundamental analysis, the portfolio manager designates the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio manager then evaluates each stock to determine whether the company enhances the quality of life in America by considering its record in the areas of protection and improvement of the environment and the proper use of our natural resources, occupational health and safety, consumer protection and product purity and equal employment opportunity. The portfolio manager then further examines the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio manager considers to be the most attractive based on financial considerations.

The investment adviser to this fund is The Dreyfus Corporation (“Dreyfus”). Dreyfus’ principal business address is 200 Park Avenue, New York, New York 10166.

Franklin Templeton Variable Insurance Products Trust

Share Class: Class 1

Franklin Small-Mid Cap Growth Securities Fund    Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

The investment adviser is Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403.

Templeton Foreign Securities Fund    Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

The investment adviser is Templeton Investment Counsel, LLC, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301.

Janus Aspen Series

Share Class: Institutional

Enterprise Portfolio    Seeks long-term growth of capital. The portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The portfolio may also invest in foreign equity and debt securities, which may include investments in emerging markets.

Global Research Portfolio (Effective May 1, 2013, the Worldwide Portfolio name changed to Global Research Portfolio)    Seeks long-term growth of capital. The portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The portfolio normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The portfolio may have significant exposure to emerging markets. The portfolio may also invest in foreign equity and debt securities.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser to each of the above funds. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

MFS® Variable Insurance Trust

Share Class: Initial

MFS® Growth Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies.

MFS® Investors Growth Stock Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests at least 80% of the fund’s net assets in stocks. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations. MFS may invest the fund’s assets in foreign securities.

MFS® Investors Trust Series    The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in equity securities. While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations. In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS® Research Bond Series    The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. MFS normally invests at least 80% of the fund’s net assets in debt instruments such as corporate bonds of U.S. and foreign issuers, U.S. Government securities, foreign government securities, mortgage and asset-backed securities, municipal instruments, inflation adjusted bonds and other obligations to repay money borrowed. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by sectors of the debt market.

MFS® Total Return Series    The fund’s investment objective is to seek total return. MFS invests the fund’s assets in equity securities and debt instruments. MFS seeks to invest between 40% and 75% of the fund’s assets in equity securities and at least 25% of the fund’s assets in fixed-income senior securities.

The investment adviser for each fund is Massachusetts Financial Services Company (“MFS”), 111 Huntington Avenue, Boston, Massachusetts 02199.

PIMCO Variable Insurance Trust

Share Class: Administrative

PIMCO Short-Term Portfolio    The investment objective is maximum current income, consistent with the preservation of capital and daily liquidity. The portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

PIMCO serves as investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the “Trust”), PIMCO is responsible for managing the investment activities of the portfolio and the portfolio’s business affairs and other administrative matters. PIMCO’s address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Equity Series, Inc.

Share Class: N/A

T. Rowe Price Equity Income Portfolio    Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

The investment manager for this Portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Further information about the Fund portfolios is available in the accompanying prospectus for each fund.

Payments to Prudential

Respecting this Contract, Prudential has entered into agreements with certain funds and/or the investment advisers of such funds to provide administrative and support services to such funds. Pursuant to the terms of these agreements Prudential receives a total fee of up to 0.35% annually of the average assets allocated to the funds under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying fund that has portfolios which underlie Subaccounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the fund itself and/or the assets of the fund’s investment advisor. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Contractholders, through their indirect investment in the funds, indirectly bear the costs of these fees (see the funds’ prospectuses for more information). Furthermore, there is additional compensation on assets invested in Prudential’s proprietary funds because our affiliates receive certain fees from the funds. Therefore, there may be more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the affiliated proprietary funds benefit us financially.

In addition, the investment adviser, sub-adviser or distributor of the underlying funds may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Other Fund Information

The investment advisers to the various funds charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each fund.

We recognize that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any fund, or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

As detailed in the Prudential Series Fund prospectus, although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

A full description of the funds appears in the accompanying prospectuses for each fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

Under certain Contracts, not all funds described in this prospectus are available to Participants. Under those Contracts, of the funds described in this prospectus, your Employer may choose up to 28 funds that will be available to you. (The limit on the number of funds does not apply to contracts used with qualified pension and profit sharing plans described in Section 401(a) of the Code.) Once your Employer has made that choice, it cannot substitute other funds for any funds that it has already selected. However, if your employer chooses fewer than 28 funds initially, we will permit it to select additional funds, so long as the total number of funds available to Participants does not exceed 28. Prudential reserves the right to change the number of funds that an Employer may make available to Participants to comport with future amendments of the Code and future rulings or interpretations issued by the Internal Revenue Service.

Guaranteed Interest Account

The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

THE CONTRACTS

We generally issue the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. We may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that we pay under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

The Accumulation Period

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

If permitted under your retirement arrangement, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying us as described under the “Requests, Consents and Notices” section. Under certain Contracts, an entity other than us keeps certain records. Participants under those Contracts must contact the record-keeper. See the “Modified Procedures” section.

We credit the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that we credit to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Valuation Period during which the contribution is received by us in Good Order at the address shown on the cover page of this prospectus or such other address as we may direct.

We will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after we receive it, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then we will allocate such contribution to the plan’s default fund upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If we do not receive the necessary enrollment information in response to this initial notice, we will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the plan’s default fund were purchased on behalf of Participants who failed to provide the necessary enrollment information, we will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that we pay to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that we return may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount.

We determine the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.

We set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. We determine the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day.

We determine the Unit Change Factor for any Business Day by dividing the current day net asset value for fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. We determine the value of the assets of a Subaccount by multiplying the number of fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.

If your Plan is serviced by Fidelity Investments Institutional Operations Company, Inc. and Fidelity Brokerage Services LLC (collectively, “Fidelity”), then your contributions, transfers, and redemptions are priced in a different manner. Specifically, if any such transaction is received in Good Order by Fidelity on a given Business Day, the order will purchase or sell (as applicable) Units of the Subaccounts at the Unit Value in effect for that Business Day.

Allocation of Purchase Payments

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. If allowed by his/her plan, a Participant also may specify the allocation of the initial contribution through our automated voice response system, (877) 778-2100, the Participant website, www.prudential.com/online/retirement, or by contacting the Prudential Retirement Service Center at (877) 778-2100. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing us with proper instruction as described under the “Requests, Consents and Notices” section.

If a third party (rather than Prudential) provides record keeping services to your plan and has been designated as our pricing agent, then purchases, withdrawals and transfers received in Good Order by that record keeper on a given Business Day will be priced by Prudential as of that Business Day.

Asset Allocation Program

We may make available an asset allocation program to assist you in determining how to allocate purchase payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the Internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.

Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.

Transfers

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract, which are made available through a Participant’s plan. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. Under certain Contracts, we may require that transfer requests be effected in terms of whole number percentages only, and not by dollar amount. A Participant may make transfers by proper notice to us as described under the “Requests, Consents and Notices” section.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. We have adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when we receive a duly completed written transfer request form or properly authorized telephone transfer request, we will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or the Guaranteed Interest

Account. We may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, we will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units we credit to the Participant in that Subaccount will be increased by means of a similar calculation. We reserve the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this prospectus and in the Contract(s) covering a Participant.

We may stipulate different procedures for Contracts under which another entity provides record keeping services. Although there is presently no charge for transfers, we reserve the right to impose such charges in the future.

Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock fund, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request that we make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, we will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by us to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after we receive the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date will be transferred to the designated alternate funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax-deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his or her Participant Account Value to an Alternate Funding Agency may:

•	continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

•

transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7), or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax-exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax-exempt organization.

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on us in fulfilling the terms of the Contract. If contributions are so discontinued, we may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which we receive a proper transfer request, in Good Order.

From time to time, we may make an offer to holders of other variable annuities that we or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. We will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, we could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

Redemption Fees and Abusive Trading Practices

The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading to Participants and other mutual fund investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•

Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

•

Restriction. A second incidence of activity meeting the market timing criteria within a six- month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

•

Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Auto-Rebalancing

The Auto-Rebalancing feature allows for the automatic rebalance of Subaccount assets at specified intervals based on percentage allocations chosen by the Participant. For example, suppose a Participant’s initial investment allocation of Subaccounts is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, with the frequency generally determined by the Contractholder. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. We currently impose no charge for this feature. We would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both us and the Contractholder.

Withdrawals

Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59  1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.

We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income.

We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential in Good Order. Good Order includes receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined.

Your withdrawal will be allocated proportionally from all investment options, unless you specify, in writing, the investment options from which you would like the withdrawal processed, if your employer’s plan so permits you to specify. You may indicate the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s), if your employer’s plan permits.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the employer. We may deny a request for a hardship withdrawal if your employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Systematic Withdrawal Plan

If permitted by the Code and the retirement arrangement under which a Participant is covered, we may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he or she invests. A Participant may arrange for systematic withdrawals only if at the time he or she elects to have such an arrangement, the balance in his or her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he or she has first separated from service with his or her Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70  1/2 and withdrawals by beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status,” section.

You may arrange systematic withdrawals only pursuant to an election in a form we have approved. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the employer. We may deny a request for a hardship withdrawal if your employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceding the day of the month specified by the Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his Participant Account or has instructed Prudential in writing to terminate his systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

Prudential will take your systematic withdrawals proportionally from all the Subaccounts unless your employer has directed Prudential to take such withdrawals first from your investment, if any, in the Guaranteed Interest Account. If your employer has provided such direction, Prudential will take your systematic withdrawals from your investment, if any, in the Guaranteed Interest Account until that amount is exhausted and thereafter pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.

A Participant may change the frequency, amount or duration of his or her systematic withdrawals by submitting a form to us or our designee. We will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct us to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after we have received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contract, including the right to make withdrawals, and purchase a fixed dollar annuity.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his or her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his or her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.

Death Benefit

When we receive due proof of a Participant’s death and a claim and payment election submitted in a form approved by us in Good Order, we will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account. The death benefit will be valued as of the end of the Valuation Period in which proof of death and a claim and payment election forms are received at Prudential in Good Order.

The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than us.

We will pay the death benefit, according to the Participant’s instructions, in:

•	one sum as if it were a single withdrawal,

•	systematic withdrawals,

•	an annuity, or

•	a combination of the three.

Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described below under “Federal Tax Status.” If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one sum cash payment;

•

to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two of the three options above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, we will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, we would pay the remaining 50% to the Participant’s designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See the “Effecting an Annuity,” section. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See “Federal Tax Status” section of this prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, we will make a single cash payment to the beneficiary. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until we pay a death benefit that results in reducing to zero the balance in the Participant Account, we will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

•	the beneficiary may make no contributions; and

•	the beneficiary may not take a loan.

Discontinuance of Contributions

By notifying us, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days’ advance notice to the Contractholder, we may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), we may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value as of the date of cancellation.

Loan Program

The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, (which involve the Variable Investment Options), work as follows:

The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a Plan Sponsor has ended.

Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.

Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.

Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually.

Availability and Processing of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).

A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.

We may delay the processing of a loan in order to obtain information from the employer of a Participant that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the employer. We may, however, refuse to make a loan if your employer has not informed us that it is able to provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.

Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. The new basis will apply only to loans made after the effective date.

Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the plan.

If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)	$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or

(b)

One-half (  1/2) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds, if the employer’s plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.

Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be the 90 day period after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential, to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.

If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan repayments may continue beyond termination of employment, if allowed under the terms of your retirement plan. Otherwise, if permitted under the terms of the plan, a loan will default when the Participant who has terminated employment, either first takes a distribution of any portion of the Account Value, or the grace period has expired.

A Participant may not request a direct rollover of the loan note.

Modified Procedures

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by us. Such Contracts may require procedures somewhat different than those set forth in this prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record-keeper rather than us. The record-keeper is the Contractholder’s agent, not our agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which we receive appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS

Administrative Fee

We impose an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. We deduct this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.75%. We may reduce this administrative fee under Contracts as to which, due to economies of scale or other factors, our administrative costs are reduced.

Charge for Assuming Mortality and Expense Risks

We make a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. We assess the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts.

Expenses Incurred by the Funds

Participants indirectly bear the charges and expenses of the funds. Details about investment management fees and other fund expenses are available in the accompanying prospectuses for the funds and the related statements of additional information.

Withdrawal Charge

Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts.

Taxes Attributable to Premium

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

Loan Fee

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account.

This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. For additional information about loans, turn to the “Loan Program” section of this prospectus.

Aggregate Nature of Charges

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

REQUESTS, CONSENTS AND NOTICES

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or Internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Prudential does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic facsimile, Internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

FEDERAL TAX STATUS

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Same-Gender Spouse, Civil Union and Domestic Partner Considerations

This discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans. Certain spousal rights under the Contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse.

Annuity Qualification

This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for The Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. The ownership rights under the Contract are similar to, but different in certain aspects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the Ruling. While we believe that Prudential will be treated as the owner of the assets of the Discovery Account, it is possible that the Participants may be considered to own the assets. Because of these uncertainties, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes including changing the number of funds that an Employer may make available to Participants. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.

Tax-Qualified Retirement Arrangements Using the Contracts

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), Individual retirement plan accounts (“IRAs”), Roth IRAs, and Section 403(b) tax-deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). Where employer plans permit, the Contract may also be used for Roth Accounts. The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements.

Contributions

In general, assuming that Participants and employers adhere to the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to a Roth account under an employer plan or to a Section 403(c) annuity are not deductible.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.

Distributions or Withdrawals

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59  1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years. Distributions from a Roth account under an employer plan are taxed similarly.

Tax Deferred Annuities

In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2013. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59 1/2;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability; or

•	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Required Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 or (2) the Participant retires. The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

•	For IRAs, (2) above does not apply.

•	Roth IRAs are not subject to these pre-death required minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to required minimum distribution rules. If a Participant dies after the Required Beginning Date, but before his entire interest in his Participant Account has been distributed, and did not designate a beneficiary, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a beneficiary, the entire interest in his Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary, if they would provide a smaller payment requirement.

As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The Required Minimum Distribution rules regarding non-spouse beneficiaries continue to apply.

An excise tax applies to Participants or beneficiaries who fail to take the required minimum distribution in any calendar year.

The Worker, Retiree and Employer Recovery Act of 2008 suspended required minimum distributions for 2009 for IRAs and certain defined contribution plans. If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death where the death of the owner/participant occurred prior to 2009.

Special Considerations Regarding Exchanges Involving 403(b) Arrangements

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.

Section 403(c) Annuity Arrangements Using the Contracts

Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the Required Minimum Distribution Rules described above nor to the rules described below as Penalty Taxes on Withdrawals and Annuity Payments and Required Distributions Upon Death of Participant.

ERISA Considerations

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.

Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” sections.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity does not inform us that it will approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contracts. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contracts.

Taxes Payable by Participant

We believe the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax on investment earnings until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Tax Penalty on Withdrawals and Annuity Payments

Any taxable amount received under the Contract may be subject to a 10 percent tax penalty. Amounts are not subject to this tax penalty if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Generally, if the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59  1/2), the tax for the year of modification will be increased by the tax penalty that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two methods without being deemed to have modified the series of payments.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.

Required Distributions Upon Death of Participant

For non-qualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract. For Qualified Plans, see “Required Minimum Distribution Rules” previously discussed in this section.

If the Participant dies on or after the annuity date, and did not designate a beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if the Participant designated a beneficiary, the designated beneficiary may select an annuity payment option with payments to begin within 1 year of the death of the Participant. The value of the Contract may be distributed under an annuity option over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. The designated beneficiary is the person to whom the ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers, but if they do, the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The Required Minimum Distribution rules regarding non-spouse beneficiaries continue to apply.

The Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009 for IRAs and certain defined contribution plans. If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements and annuity payments from qualified plans are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with us. Absent these elections, we will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

Taxes on Prudential

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Subaccount contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.

EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by us of proper written notice on a form we have approved that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. We generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his or her spouse, if then living.

Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.

Life Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

Annuity Certain

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.

Joint and Survivor Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant’s death are the same as those the annuitant was receiving. After the selected number of period certain payments have been made, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33 1/3%, 50%, 66 2/3, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, we may elect to pay the commuted value of the unpaid payments certain in one sum.

Purchasing the Annuity

We apply the value of your Participant Account, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, we may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

We guarantee the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

Spousal Consent Rules for Certain Retirement Plans

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plan and, Money Purchase Pension Plans—If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities)—Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-ERISA 403(b) Annuities and 457 Plans—Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

OTHER INFORMATION

Misstatement of Age or Sex

If an annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

Sale of the Contract and Sales Commissions

Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). PIMS’ principal business address is Gateway Center Three, 14th Floor, Newark, NJ 07102-4077.

PIMS may enter into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the Contract directly to potential purchasers.

During 2012, 2011 and 2010, $137,435, $144,998 and $155,684, respectively, were paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions.

We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 2.85% of your purchase payments; or

•

a combination of a commission on purchase payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives would receive a portion of the compensation, depending on the practice of his or her broker-dealer firm.

We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information, which is available upon request.

To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.

Voting Rights

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding funds. We are the legal owner of those shares. As such, we have the right to vote on any matter voted on at any shareholders meetings of the funds. However, as required by law, we vote the shares of the funds at any regular and special shareholders meetings the funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by us, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to vote shares of the funds in our own right, we may elect to do so. For some Plans, the Contractholder (rather than the Participants) will vote.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

We may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.

Substitution of Fund Shares

We may substitute one or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For

Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Reports to Participants

We will send Participants, at least annually, reports showing as of a specified date the amounts credited to them in the Subaccounts of the Discovery Account. We also will send Participants in certain plans annual and semi-annual reports for the applicable funds.

State Regulation

Prudential is subject to regulation by the New Jersey Department of Banking and Insurance (the “Department”) as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

Litigation

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of Prudential’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, Prudential filed a motion to dismiss the complaint.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. The Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against The Prudential Insurance Company of America.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In April 2012, Prudential filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In June 2012, Prudential filed a motion to dismiss the complaint. In December 2012, the Court granted Prudential’s motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a Global Resolution Agreement entered into by Prudential and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Prudential to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Prudential’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

Prudential is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including Prudential) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Prudential’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding Prudential’s use of the SSMDF and its claim handling procedures and Prudential is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February, 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the

United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed their summary judgment motions.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, Prudential’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is on appeal to the Third Circuit Court of Appeals.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. The Prudential Insurance Company of America, was dismissed. In December 2011, plaintiff appealed the dismissal. In January 2013, the Nevada Supreme Court affirmed the dismissal of the complaint.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal.

In July 2010, Prudential, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Prudential received a similar request for information from the State of Connecticut Attorney General’s Office. Prudential is cooperating with these investigations. Prudential has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. The Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion for class certification. In July 2012, Prudential moved for summary judgment on certain of plaintiffs’ claims. In February 2013, the Court denied plaintiffs’ motion for class certification and granted the motion by Prudential for summary judgment against two of the named plaintiffs and denied summary judgment against two other plaintiffs. In February 2013, plaintiffs filed a motion for reconsideration of the Court’s decision.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential and the defendant plans violated ERISA by characterizing family Social Security benefits as “loss of time” benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. Prudential has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. In March 2012, the court affirmed the dismissal.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 235 claimants who are current and former Prudential employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. Prudential participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs. In June 2012, the court granted summary judgment against an additional plaintiff reducing to 39 the number of plaintiffs asserting claims against Prudential.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s consolidated financial statements, and the results of the Retirement segment included in Prudential’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court did not rule on State Street’s counterclaims and reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees. In May 2012, Prudential filed a motion seeking partial summary judgment to dismiss State Street’s counterclaims which was denied by the court in November 2012. In December 2012, the parties reached an agreement in principle to settle the matter. Pursuant to the settlement agreement, PRIAC received $33 million in addition to the amount previously recovered as a result of the SEC settlement. These recoveries reimburse PRIAC for amounts previously paid to the plans for their losses and related costs. In January 2013, the action was dismissed with prejudice in accordance with the settlement.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and The Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential, claiming that Prudential failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety.

In April 2012, Prudential filed two actions in New Jersey state court captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al. and The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al. Both matters seek to recover damages attributable to Prudential and affiliate entities’ and funds’ investments in residential mortgage-backed securities (“RMBS”). Among other allegations stemming from the defendants’ origination, underwriting and sales of RMBS, the complaints assert claims of common law fraud, negligent misrepresentation, breaches of the New Jersey Uniform Securities Act and breaches of the New Jersey Civil RICO statute. The complaints seek unspecified damages. In August 2012, Prudential filed four additional actions in New Jersey state court captioned The Prudential Insurance Company of America, et al. v. Nomura Securities International, Inc., et al., The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al., The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al. and The Prudential Insurance Company of America, et al. v. RBS Financial Products, Inc., et al. upon the same grounds and seeking the same damages, as articulated above. In November 2012, Prudential filed a similar matter captioned The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al. In December 2012, the Goldman Sachs matter was removed to the United States District Court for the District of New Jersey. In December 2012, defendants filed a motion to dismiss the complaint. In January 2013, the Morgan Stanley defendants filed a motion to dismiss the complaint. In March 2013, the Court dismissed Morgan Stanley’s motion to dismiss. In March 2013, Prudential filed a complaint in the United States District Court for the District of New Jersey against Bank of America National Association and Merrill Lynch & Company, Incorporated, et al. Separately, in March 2013, Prudential filed a complaint in New Jersey state court against Countrywide Financial Corporation, et al. Both complaints assert the same claims and seek the same damages as articulated in earlier filed actions.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential’s financial position.

Assignment

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

Service Providers

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. As of December 31, 2012, non-affiliated entities that could be deemed service providers to the separate account funding the Contracts consisted of the following: Broadridge Financial Solutions, Inc. (proxy tabulation services, fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Avenue, Scranton, PA 18503; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive, Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania Avenue, Kansas City, MO 64105.

Fidelity Investments Institutional Operations Company, Inc. and Fidelity Brokerage Services LLC (collectively, “Fidelity”), located at 400 Puritan Way Marlborough, MA 01752, serves as pricing agent with respect to certain retirement plans investing in the Discovery Premier Group Retirement Annuity.

Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

Participants in certain plans may obtain further information, including the Statement of Additional Information, from us without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.

Statement of Additional Information

How to Contact Us

You can contact the Prudential Retirement Service Center by:

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calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

•

writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507-1789. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

•	accessing information via our internet website at www.prudential.com/online/retirement.

You can obtain account information by calling our automated response system and at www.prudential.com/online/retirement. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system and at www.prudential.com/online/retirement.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Prudential does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
01/01/2003 to 12/31/2003	$10.51	$12.43	37,409
01/01/2004 to 12/31/2004	$12.43	$13.36	45,661
01/01/2005 to 12/31/2005	$13.36	$13.75	44,783
01/01/2006 to 12/31/2006	$13.75	$15.11	40,908
01/01/2007 to 12/31/2007	$15.11	$15.95	41,632
01/01/2008 to 12/31/2008	$15.95	$12.47	49,451
01/01/2009 to 12/31/2009	$12.47	$14.90	52,664
01/01/2010 to 12/31/2010	$14.90	$16.56	57,716
01/01/2011 to 12/31/2011	$16.56	$17.24	55,190
01/01/2012 to 12/31/2012	$17.24	$19.08	62,270

Prudential Series Fund Diversified Bond
01/01/2003 to 12/31/2003	$13.33	$14.26	36,212
01/01/2004 to 12/31/2004	$14.26	$14.98	40,660
01/01/2005 to 12/31/2005	$14.98	$15.39	53,979
01/01/2006 to 12/31/2006	$15.39	$16.08	56,322
01/01/2007 to 12/31/2007	$16.08	$16.91	63,387
01/01/2008 to 12/31/2008	$16.91	$16.25	68,603
01/01/2009 to 12/31/2009	$16.25	$19.48	75,774
01/01/2010 to 12/31/2010	$19.48	$21.43	92,219
01/01/2011 to 12/31/2011	$21.43	$22.93	98,572
01/01/2012 to 12/31/2012	$22.93	$25.25	112,030

Prudential Series Fund Equity
01/01/2003 to 12/31/2003	$8.78	$11.51	183,979
01/01/2004 to 12/31/2004	$11.51	$12.59	202,433
01/01/2005 to 12/31/2005	$12.59	$13.96	204,088
01/01/2006 to 12/31/2006	$13.96	$15.64	209,833
01/01/2007 to 12/31/2007	$15.64	$17.01	215,408
01/01/2008 to 12/31/2008	$17.01	$10.47	218,186
01/01/2009 to 12/31/2009	$10.47	$14.39	228,738
01/01/2010 to 12/31/2010	$14.39	$16.02	234,862
01/01/2011 to 12/31/2011	$16.02	$15.39	243,032
01/01/2012 to 12/31/2012	$15.39	$17.41	240,554

Prudential Series Fund Flexible Managed
01/01/2003 to 12/31/2003	$9.53	$11.74	74,797
01/01/2004 to 12/31/2004	$11.74	$12.94	83,549
01/01/2005 to 12/31/2005	$12.94	$13.41	84,965
01/01/2006 to 12/31/2006	$13.41	$14.97	83,930
01/01/2007 to 12/31/2007	$14.97	$15.84	85,781
01/01/2008 to 12/31/2008	$15.84	$11.85	74,949
01/01/2009 to 12/31/2009	$11.85	$14.14	75,398
01/01/2010 to 12/31/2010	$14.14	$15.76	76,546
01/01/2011 to 12/31/2011	$15.76	$16.37	76,261
01/01/2012 to 12/31/2012	$16.37	$18.46	82,982

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Global
01/01/2003 to 12/31/2003	$8.34	$11.13	34,971
01/01/2004 to 12/31/2004	$11.13	$12.13	40,416
01/01/2005 to 12/31/2005	$12.13	$14.01	39,976
01/01/2006 to 12/31/2006	$14.01	$16.68	40,445
01/01/2007 to 12/31/2007	$16.68	$18.34	38,032
01/01/2008 to 12/31/2008	$18.34	$10.41	38,758
01/01/2009 to 12/31/2009	$10.41	$13.61	42,084
01/01/2010 to 12/31/2010	$13.61	$15.27	43,709
01/01/2011 to 12/31/2011	$15.27	$14.14	44,833
01/01/2012 to 12/31/2012	$14.14	$16.53	51,934

Prudential Series Fund Government Income
01/01/2003 to 12/31/2003	$14.75	$15.04	34,774
01/01/2004 to 12/31/2004	$15.04	$15.43	37,626
01/01/2005 to 12/31/2005	$15.43	$15.74	40,411
01/01/2006 to 12/31/2006	$15.74	$16.25	38,050
01/01/2007 to 12/31/2007	$16.25	$17.09	38,551
01/01/2008 to 12/31/2008	$17.09	$17.73	45,918
01/01/2009 to 12/31/2009	$17.73	$19.00	52,316
01/01/2010 to 12/31/2010	$19.00	$20.23	55,857
01/01/2011 to 12/31/2011	$20.23	$21.67	55,373
01/01/2012 to 12/31/2012	$21.67	$22.34	62,717

Prudential Series Fund High Yield Bond
01/01/2003 to 12/31/2003	$9.76	$12.14	4,216
01/01/2004 to 12/31/2004	$12.14	$13.33	4,103
01/01/2005 to 12/31/2005	$13.33	$13.71	1,234
01/01/2006 to 12/31/2006	$13.71	$15.04	—
01/01/2007 to 12/31/2007	$15.04	$15.36	—
01/01/2008 to 12/31/2008	$15.36	$11.88	—
01/01/2009 to 12/31/2009	$11.88	$17.40	—
01/01/2010 to 12/31/2010	$17.40	$19.74	—
01/01/2011 to 12/31/2011	$19.74	$20.65	—
01/01/2012 to 12/31/2012	$20.65	$23.51	—

Prudential Series Fund Jennison
01/01/2003 to 12/31/2003	$8.91	$11.54	191,546
01/01/2004 to 12/31/2004	$11.54	$12.59	212,127
01/01/2005 to 12/31/2005	$12.59	$14.35	232,271
01/01/2006 to 12/31/2006	$14.35	$14.54	40,091
01/01/2007 to 12/31/2007	$14.54	$16.20	43,356
01/01/2008 to 12/31/2008	$16.20	$10.11	42,253
01/01/2009 to 12/31/2009	$10.11	$14.39	19,262
01/01/2010 to 12/31/2010	$14.39	$16.03	14,675
01/01/2011 to 12/31/2011	$16.03	$16.00	14,897
01/01/2012 to 12/31/2012	$16.00	$18.49	18,700

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Jennison 20/20 Focus
01/01/2003 to 12/31/2003	$7.80	$10.04	—
01/01/2004 to 12/31/2004	$10.04	$11.58	—
01/01/2005 to 12/31/2005	$11.58	$14.01	417
01/01/2006 to 12/31/2006	$14.01	$15.91	—
01/01/2007 to 12/31/2007	$15.91	$17.51	—
01/01/2008 to 12/31/2008	$17.51	$10.60	—
01/01/2009 to 12/31/2009	$10.60	$16.65	—
01/01/2010 to 12/31/2010	$16.65	$17.87	—
01/01/2011 to 12/31/2011	$17.87	$17.04	—
01/01/2012 to 12/31/2012	$17.04	$18.82	—

Prudential Series Fund Money Market
01/01/2003 to 12/31/2003	$12.40	$12.45	10,006
01/01/2004 to 12/31/2004	$12.45	$12.51	10,992
01/01/2005 to 12/31/2005	$12.51	$12.81	7,405
01/01/2006 to 12/31/2006	$12.81	$13.35	—
01/01/2007 to 12/31/2007	$13.35	$13.96	—
01/01/2008 to 12/31/2008	$13.96	$14.25	—
01/01/2009 to 12/31/2009	$14.25	$14.24	—
01/01/2010 to 12/31/2010	$14.24	$14.17	—
01/01/2011 to 12/31/2011	$14.17	$14.11	—
01/01/2012 to 12/31/2012	$14.11	$14.04	—

Prudential Series Fund Small Capitalization Stock
01/01/2003 to 12/31/2003	$9.87	$13.58	87,327
01/01/2004 to 12/31/2004	$13.58	$16.48	99,461
01/01/2005 to 12/31/2005	$16.48	$17.59	114,320
01/01/2006 to 12/31/2006	$17.59	$20.07	—
01/01/2007 to 12/31/2007	$20.07	$19.87	—
01/01/2008 to 12/31/2008	$19.87	$13.63	—
01/01/2009 to 12/31/2009	$13.63	$16.98	—
01/01/2010 to 12/31/2010	$16.98	$21.28	—
01/01/2011 to 12/31/2011	$21.28	$21.29	—
01/01/2012 to 12/31/2012	$21.29	$24.58	—

Prudential Series Fund Stock Index
01/01/2003 to 12/31/2003	$9.82	$12.52	236,032
01/01/2004 to 12/31/2004	$12.52	$13.76	258,813
01/01/2005 to 12/31/2005	$13.76	$14.32	260,848
01/01/2006 to 12/31/2006	$14.32	$16.46	274,389
01/01/2007 to 12/31/2007	$16.46	$17.21	289,404
01/01/2008 to 12/31/2008	$17.21	$10.80	260,197
01/01/2009 to 12/31/2009	$10.80	$13.55	278,002
01/01/2010 to 12/31/2010	$13.55	$15.45	297,004
01/01/2011 to 12/31/2011	$15.45	$15.67	294,448
01/01/2012 to 12/31/2012	$15.67	$18.04	341,497

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Value
01/01/2003 to 12/31/2003	$9.01	$11.48	46,460
01/01/2004 to 12/31/2004	$11.48	$13.28	49,580
01/01/2005 to 12/31/2005	$13.28	$15.42	45,616
01/01/2006 to 12/31/2006	$15.42	$18.40	—
01/01/2007 to 12/31/2007	$18.40	$18.89	—
01/01/2008 to 12/31/2008	$18.89	$10.85	—
01/01/2009 to 12/31/2009	$10.85	$15.32	—
01/01/2010 to 12/31/2010	$15.32	$17.36	—
01/01/2011 to 12/31/2011	$17.36	$16.31	—
01/01/2012 to 12/31/2012	$16.31	$18.60	—

AllianceBernstein Growth and Income
01/01/2003 to 12/31/2003	$8.08	$10.65	116,322
01/01/2004 to 12/31/2004	$10.65	$11.81	131,561
01/01/2005 to 12/31/2005	$11.81	$12.33	134,369
01/01/2006 to 12/31/2006	$12.33	$14.39	—
01/01/2007 to 12/31/2007	$14.39	$15.05	—
01/01/2008 to 12/31/2008	$15.05	$8.89	—
01/01/2009 to 12/31/2009	$8.89	$10.69	—
01/01/2010 to 12/31/2010	$10.69	$12.03	—
01/01/2011 to 12/31/2011	$12.03	$12.73	—
01/01/2012 to 12/31/2012	$12.73	$14.88	—

AllianceBernstein Large Cap Growth
01/01/2003 to 12/31/2003	$4.81	$5.91	367,535
01/01/2004 to 12/31/2004	$5.91	$6.39	382,357
01/01/2005 to 12/31/2005	$6.39	$7.32	375,201
01/01/2006 to 12/31/2006	$7.32	$7.25	—
01/01/2007 to 12/31/2007	$7.25	$8.22	—
01/01/2008 to 12/31/2008	$8.22	$4.94	—
01/01/2009 to 12/31/2009	$4.94	$6.75	—
01/01/2010 to 12/31/2010	$6.75	$7.40	—
01/01/2011 to 12/31/2011	$7.40	$7.14	—
01/01/2012 to 12/31/2012	$7.14	$8.27	—

AllianceBernstein Small Cap Growth
01/01/2003 to 12/31/2003	$6.06	$8.98	165
01/01/2004 to 12/31/2004	$8.98	$10.24	165
01/01/2005 to 12/31/2005	$10.24	$10.72	165
01/01/2006 to 12/31/2006	$10.72	$11.81	—
01/01/2007 to 12/31/2007	$11.81	$13.40	—
01/01/2008 to 12/31/2008	$13.40	$7.26	—
01/01/2009 to 12/31/2009	$7.26	$10.24	—
01/01/2010 to 12/31/2010	$10.24	$13.95	—
01/01/2011 to 12/31/2011	$13.95	$14.50	—
01/01/2012 to 12/31/2012	$14.50	$16.60	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

American Century VP Income & Growth
01/01/2003 to 12/31/2003	$6.81	$8.77	13,509
01/01/2004 to 12/31/2004	$8.77	$9.86	13,878
01/01/2005 to 12/31/2005	$9.86	$10.27	14,643
01/01/2006 to 12/31/2006	$10.27	$11.96	—
01/01/2007 to 12/31/2007	$11.96	$11.89	—
01/01/2008 to 12/31/2008	$11.89	$7.74	—
01/01/2009 to 12/31/2009	$7.74	$9.10	—
01/01/2010 to 12/31/2010	$9.10	$10.33	—
01/01/2011 to 12/31/2011	$10.33	$10.60	—
01/01/2012 to 12/31/2012	$10.60	$12.10	—

Credit Suisse Trust U.S. Equity Flex III
01/01/2003 to 12/31/2003	$5.99	$8.55	8,768
01/01/2004 to 12/31/2004	$8.55	$9.63	28,994
01/01/2005 to 12/31/2005	$9.63	$10.25	28,523
01/01/2006 to 12/31/2006	$10.25	$10.39	17,024
01/01/2007 to 12/31/2007	$10.39	$11.54	18,761
01/01/2008 to 12/31/2008	$11.54	$7.09	20,846
01/01/2009 to 10/02/2009	$7.09	$8.46	—

Credit Suisse Trust U.S. Equity Flex I
10/02/2009* to 12/31/2009	$8.46	$9.19	27,060
01/01/2010 to 12/31/2010	$9.19	$10.47	27,360
01/01/2011 to 10/21/2011	$10.47	$9.73	—

Davis Value
01/01/2003 to 12/31/2003	$7.56	$9.76	14,519
01/01/2004 to 12/31/2004	$9.76	$10.91	21,037
01/01/2005 to 12/31/2005	$10.91	$11.88	27,505
01/01/2006 to 12/31/2006	$11.88	$13.59	—
01/01/2007 to 12/31/2007	$13.59	$14.15	—
01/01/2008 to 12/31/2008	$14.15	$8.40	—
01/01/2009 to 12/31/2009	$8.40	$10.97	—
01/01/2010 to 12/31/2010	$10.97	$12.31	—
01/01/2011 to 12/31/2011	$12.31	$11.73	—
01/01/2012 to 12/31/2012	$11.73	$13.20	—

DELAWARE VIP Emerging Market Series
01/01/2005 to 12/31/2005	—	$11.94	50,470
01/01/2006 to 12/31/2006	$11.94	$15.11	55,901
01/01/2007 to 12/31/2007	$15.11	$20.87	85,436
01/01/2008 to 12/31/2008	$20.87	$10.06	95,200
01/01/2009 to 12/31/2009	$10.06	$17.83	112,788
01/01/2010 to 12/31/2010	$17.83	$21.02	121,511
01/01/2011 to 12/31/2011	$21.02	$16.78	105,378
01/01/2012 to 12/31/2012	$16.78	$19.11	102,348

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Dreyfus Socially Responsible Growth
01/01/2003 to 12/31/2003	$4.97	$6.24	—
01/01/2004 to 12/31/2004	$6.24	$6.60	—
01/01/2005 to 12/31/2005	$6.60	$6.80	—
01/01/2006 to 12/31/2006	$6.80	$7.38	—
01/01/2007 to 12/31/2007	$7.38	$7.92	—
01/01/2008 to 12/31/2008	$7.92	$5.17	—
01/01/2009 to 12/31/2009	$5.17	$6.88	—
01/01/2010 to 12/31/2010	$6.88	$7.86	—
01/01/2011 to 12/31/2011	$7.86	$7.89	—
01/01/2012 to 12/31/2012	$7.89	$8.79	—

Franklin Templeton Franklin Small-Mid Cap Growth
01/01/2003 to 12/31/2003	$5.45	$7.46	335,718
01/01/2004 to 12/31/2004	$7.46	$8.29	374,187
01/01/2005 to 12/31/2005	$8.29	$8.67	381,829
01/01/2006 to 12/31/2006	$8.67	$9.40	58,442
01/01/2007 to 12/31/2007	$9.40	$10.43	66,172
01/01/2008 to 12/31/2008	$10.43	$5.98	63,581
01/01/2009 to 12/31/2009	$5.98	$8.57	61,926
01/01/2010 to 12/31/2010	$8.57	$10.91	96,439
01/01/2011 to 12/31/2011	$10.91	$10.36	114,401
01/01/2012 to 12/31/2012	$10.36	$11.45	102,408

Franklin Templeton Foreign Securities
01/01/2003 to 12/31/2003	$6.95	$9.16	14,945
01/01/2004 to 12/31/2004	$9.16	$10.84	18,056
01/01/2005 to 12/31/2005	$10.84	$11.91	22,905
01/01/2006 to 12/31/2006	$11.91	$14.42	22,095
01/01/2007 to 12/31/2007	$14.42	$16.62	26,423
01/01/2008 to 12/31/2008	$16.62	$9.88	24,742
01/01/2009 to 12/31/2009	$9.88	$13.51	27,059
01/01/2010 to 12/31/2010	$13.51	$14.60	31,229
01/01/2011 to 12/31/2011	$14.60	$13.01	29,231
01/01/2012 to 12/31/2012	$13.01	$15.36	31,647

Invesco V.I. Core Equity
01/01/2006 to 12/31/2006	—	$15.15	—
01/01/2007 to 12/31/2007	$15.15	$16.30	—
01/01/2008 to 12/31/2008	$16.30	$11.33	—
01/01/2009 to 12/31/2009	$11.33	$14.46	—
01/01/2010 to 12/31/2010	$14.46	$15.76	—
01/01/2011 to 12/31/2011	$15.76	$15.68	—
01/01/2012 to 12/31/2012	$15.68	$17.76	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Invesco V.I. Dynamics
01/01/2003 to 12/31/2003	$4.53	$6.21	44,743
01/01/2004 to 12/31/2004	$6.21	$7.01	50,538
01/01/2005 to 12/31/2005	$7.01	$7.72	46,401
01/01/2006 to 12/31/2006	$7.72	$8.92	—
01/01/2007 to 12/31/2007	$8.92	$9.96	—
01/01/2008 to 12/31/2008	$9.96	$5.14	—
01/01/2009 to 12/31/2009	$5.14	$7.29	—
01/01/2010 to 12/31/2010	$7.29	$8.98	—
01/01/2011 to 04/29/2011	$8.98	$10.04	—

Invesco V.I. Capital Development
04/29/2011* to 12/31/2011	$10.04	$8.24	—
01/01/2012 to 04/27/2012	$8.24	$9.38	—

Invesco Van Kampen V.I. Mid Cap Growth Fund
04/27/2012* to 12/31/2012	$9.38	$9.19	—

Invesco V.I. Government Securities
01/01/2003 to 12/31/2003	$12.96	$13.04	2
01/01/2004 to 12/31/2004	$13.04	$13.31	2
01/01/2005 to 12/31/2005	$13.31	$13.46	2
01/01/2006 to 12/31/2006	$13.46	$13.87	—
01/01/2007 to 12/31/2007	$13.87	$14.67	—
01/01/2008 to 12/31/2008	$14.67	$16.40	—
01/01/2009 to 12/31/2009	$16.40	$16.31	—
01/01/2010 to 12/31/2010	$16.31	$17.11	—
01/01/2011 to 12/31/2011	$17.11	$18.37	—
01/01/2012 to 12/31/2012	$18.37	$18.73	—

Invesco V.I. International Growth
01/01/2003 to 12/31/2003	$5.48	$7.03	—
01/01/2004 to 12/31/2004	$7.03	$8.68	—
01/01/2005 to 12/31/2005	$8.68	$10.18	10,389
01/01/2006 to 12/31/2006	$10.18	$12.99	—
01/01/2007 to 12/31/2007	$12.99	$14.83	—
01/01/2008 to 12/31/2008	$14.83	$8.80	—
01/01/2009 to 12/31/2009	$8.80	$11.84	—
01/01/2010 to 12/31/2010	$11.84	$13.29	—
01/01/2011 to 12/31/2011	$13.29	$12.34	—
01/01/2012 to 12/31/2012	$12.34	$14.18	—

AIM V.I. Premier Equity (Closed in 2006)
01/01/2003 to 12/31/2003	$8.77	$10.91	79,504
01/01/2004 to 12/31/2004	$10.91	$11.48	75,739
01/01/2005 to 12/31/2005	$11.48	$12.07	77,798
01/01/2006 to 12/31/2006	$12.07	—	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Janus Aspen Growth and Income
01/01/2003 to 12/31/2003	$6.23	$7.67	31,631
01/01/2004 to 12/31/2004	$7.67	$8.54	36,613
01/01/2005 to 12/31/2005	$8.54	$9.55	61,348
01/01/2006 to 12/31/2006	$9.55	$10.27	66,401
01/01/2007 to 12/31/2007	$10.27	$11.11	60,731
01/01/2008 to 12/31/2008	$11.11	$6.50	67,862
01/01/2009 to 12/31/2009	$6.50	$9.01	77,960
01/01/2010 to 04/30/2010	$9.01	$9.55	—

Janus Aspen Enterprise
01/01/2003 to 12/31/2003	$3.42	$4.60	138,588
01/01/2004 to 12/31/2004	$4.60	$5.52	139,644
01/01/2005 to 12/31/2005	$5.52	$6.17	146,568
01/01/2006 to 12/31/2006	$6.17	$6.98	58,554
01/01/2007 to 12/31/2007	$6.98	$8.47	68,241
01/01/2008 to 12/31/2008	$8.47	$4.74	80,654
01/01/2009 to 12/31/2009	$4.74	$6.84	84,100
01/01/2010 to 12/31/2010	$6.84	$8.56	92,262
01/01/2011 to 12/31/2011	$8.56	$8.40	109,025
01/01/2012 to 12/31/2012	$8.40	$9.80	134,804

Janus Aspen Worldwide
01/01/2003 to 12/31/2003	$4.98	$6.14	102,919
01/01/2004 to 12/31/2004	$6.14	$6.41	110,206
01/01/2005 to 12/31/2005	$6.41	$6.74	114,729
01/01/2006 to 12/31/2006	$6.74	$7.94	45,455
01/01/2007 to 12/31/2007	$7.94	$8.66	45,641
01/01/2008 to 12/31/2008	$8.66	$4.77	40,085
01/01/2009 to 12/31/2009	$4.77	$6.53	46,907
01/01/2010 to 12/31/2010	$6.53	$7.53	45,273
01/01/2011 to 12/31/2011	$7.53	$6.46	41,446
01/01/2012 to 12/31/2012	$6.46	$7.72	48,731

MFS Growth
01/01/2003 to 12/31/2003	$8.28	$10.73	8,345
01/01/2004 to 12/31/2004	$10.73	$12.06	10,303
01/01/2005 to 12/31/2005	$12.06	$13.11	7,409
01/01/2006 to 12/31/2006	$13.11	$14.07	—
01/01/2007 to 12/31/2007	$14.07	$16.96	—
01/01/2008 to 12/31/2008	$16.96	$10.56	—
01/01/2009 to 12/31/2009	$10.56	$14.47	—
01/01/2010 to 12/31/2010	$14.47	$16.61	—
01/01/2011 to 12/31/2011	$16.61	$16.47	—
01/01/2012 to 12/31/2012	$16.47	$19.24	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

MFS Investors Growth
01/01/2003 to 12/31/2003	$5.16	$6.32	15,637
01/01/2004 to 12/31/2004	$6.32	$6.87	16,400
01/01/2005 to 12/31/2005	$6.87	$7.14	22,468
01/01/2006 to 12/31/2006	$7.14	$7.64	20,996
01/01/2007 to 12/31/2007	$7.64	$8.47	27,548
01/01/2008 to 12/31/2008	$8.47	$5.32	27,157
01/01/2009 to 12/31/2009	$5.32	$7.39	31,518
01/01/2010 to 12/31/2010	$7.39	$8.27	39,071
01/01/2011 to 12/31/2011	$8.27	$8.27	52,692
01/01/2012 to 12/31/2012	$8.27	$9.63	57,150

MFS Investors Trust
01/01/2003 to 12/31/2003	$6.62	$8.05	106
01/01/2004 to 12/31/2004	$8.05	$8.91	109
01/01/2005 to 12/31/2005	$8.91	$9.52	212
01/01/2006 to 12/31/2006	$9.52	$10.70	—
01/01/2007 to 12/31/2007	$10.70	$11.75	—
01/01/2008 to 12/31/2008	$11.75	$7.82	—
01/01/2009 to 12/31/2009	$7.82	$9.88	—
01/01/2010 to 12/31/2010	$9.88	$10.92	—
01/01/2011 to 12/31/2011	$10.92	$10.63	—
01/01/2012 to 12/31/2012	$10.63	$12.60	—

MFS Research Bond
01/01/2003 to 12/31/2003	$12.78	$13.90	—
01/01/2004 to 12/31/2004	$13.90	$14.67	—
01/01/2005 to 12/31/2005	$14.67	$14.82	—
01/01/2006 to 12/31/2006	$14.82	$15.34	—
01/01/2007 to 12/31/2007	$15.34	$15.91	—
01/01/2008 to 12/31/2008	$15.91	$15.46	—
01/01/2009 to 12/31/2009	$15.46	$17.86	—
01/01/2010 to 12/31/2010	$17.86	$19.10	—
01/01/2011 to 12/31/2011	$19.10	$20.29	—
01/01/2012 to 12/31/2012	$20.29	$21.67	—

MFS Total Return
01/01/2003 to 12/31/2003	$9.42	$10.90	6,744
01/01/2004 to 12/31/2004	$10.90	$12.08	5,917
01/01/2005 to 12/31/2005	$12.08	$12.36	8,769
01/01/2006 to 12/31/2006	$12.36	$13.76	—
01/01/2007 to 12/31/2007	$13.76	$14.27	—
01/01/2008 to 12/31/2008	$14.27	$11.05	—
01/01/2009 to 12/31/2009	$11.05	$12.98	—
01/01/2010 to 12/31/2010	$12.98	$14.20	—
01/01/2011 to 12/31/2011	$14.20	$14.38	—
01/01/2012 to 12/31/2012	$14.38	$15.92	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .35% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

PIMCO PVIT Short Term
01/01/2005 to 12/31/2005	—	$10.21	2,156
01/01/2006 to 12/31/2006	$10.21	$10.60	2,432
01/01/2007 to 12/31/2007	$10.60	$11.02	3,697
01/01/2008 to 12/31/2008	$11.02	$10.93	8,757
01/01/2009 to 12/31/2009	$10.93	$11.72	26,096
01/01/2010 to 12/31/2010	$11.72	$11.91	23,980
01/01/2011 to 12/31/2011	$11.91	$11.91	25,057
01/01/2012 to 12/31/2012	$11.91	$12.18	26,535

T. ROWE PRICE Equity Income
01/01/2005 to 12/31/2005	—	$17.38	9,417
01/01/2006 to 12/31/2006	$17.38	$20.58	—
01/01/2007 to 12/31/2007	$20.58	$21.14	30,520
01/01/2008 to 12/31/2008	$21.14	$13.44	36,797
01/01/2009 to 12/31/2009	$13.44	$16.80	36,153
01/01/2010 to 12/31/2010	$16.80	$19.22	41,564
01/01/2011 to 12/31/2011	$19.22	$18.99	47,792
01/01/2012 to 12/31/2012	$18.99	$22.14	53,873

*	Date that Portfolio was first offered in this product

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
01/01/2003 to 12/31/2003	$10.47	$12.36	14,867
01/01/2004 to 12/31/2004	$12.36	$13.27	14,920
01/01/2005 to 12/31/2005	$13.27	$13.63	17,426
01/01/2006 to 12/31/2006	$13.63	$14.96	16,448
01/01/2007 to 12/31/2007	$14.96	$15.77	15,380
01/01/2008 to 12/31/2008	$15.77	$12.31	15,157
01/01/2009 to 12/31/2009	$12.31	$14.68	13,627
01/01/2010 to 12/31/2010	$14.68	$16.30	12,208
01/01/2011 to 12/31/2011	$16.30	$16.94	11,512
01/01/2012 to 12/31/2012	$16.94	$18.72	12,246

Prudential Series Fund Diversified Bond
01/01/2003 to 12/31/2003	$13.28	$14.18	18,135
01/01/2004 to 12/31/2004	$14.18	$14.87	18,486
01/01/2005 to 12/31/2005	$14.87	$15.26	21,486
01/01/2006 to 12/31/2006	$15.26	$15.92	22,257
01/01/2007 to 12/31/2007	$15.92	$16.72	28,002
01/01/2008 to 12/31/2008	$16.72	$16.04	32,935
01/01/2009 to 12/31/2009	$16.04	$19.20	35,166
01/01/2010 to 12/31/2010	$19.20	$21.10	43,556
01/01/2011 to 12/31/2011	$21.10	$22.53	48,543
01/01/2012 to 12/31/2012	$22.53	$24.78	52,809

Prudential Series Fund Equity
01/01/2003 to 12/31/2003	$8.75	$11.44	1,051
01/01/2004 to 12/31/2004	$11.44	$12.50	1,184
01/01/2005 to 12/31/2005	$12.50	$13.84	1,140
01/01/2006 to 12/31/2006	$13.84	$15.48	1,072
01/01/2007 to 12/31/2007	$15.48	$16.82	1,754
01/01/2008 to 12/31/2008	$16.82	$10.33	1,810
01/01/2009 to 12/31/2009	$10.33	$14.18	1,671
01/01/2010 to 12/31/2010	$14.18	$15.77	1,702
01/01/2011 to 12/31/2011	$15.77	$15.12	1,764
01/01/2012 to 12/31/2012	$15.12	$17.08	1,816

Prudential Series Fund Flexible Managed
01/01/2003 to 12/31/2003	$9.50	$11.68	4,825
01/01/2004 to 12/31/2004	$11.68	$12.85	6,108
01/01/2005 to 12/31/2005	$12.85	$13.30	6,118
01/01/2006 to 12/31/2006	$13.30	$14.82	6,252
01/01/2007 to 12/31/2007	$14.82	$15.66	12,723
01/01/2008 to 12/31/2008	$15.66	$11.70	12,162
01/01/2009 to 12/31/2009	$11.70	$13.94	9,100
01/01/2010 to 12/31/2010	$13.94	$15.52	9,736
01/01/2011 to 12/31/2011	$15.52	$16.08	10,178
01/01/2012 to 12/31/2012	$16.08	$18.12	11,669

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Global
01/01/2003 to 12/31/2003	$8.31	$11.07	177
01/01/2004 to 12/31/2004	$11.07	$12.05	271
01/01/2005 to 12/31/2005	$12.05	$13.89	281
01/01/2006 to 12/31/2006	$13.89	$16.51	586
01/01/2007 to 12/31/2007	$16.51	$18.13	2,036
01/01/2008 to 12/31/2008	$18.13	$10.28	2,457
01/01/2009 to 12/31/2009	$10.28	$13.42	3,126
01/01/2010 to 12/31/2010	$13.42	$15.03	2,925
01/01/2011 to 12/31/2011	$15.03	$13.89	3,402
01/01/2012 to 12/31/2012	$13.89	$16.22	3,010

Prudential Series Fund Government Income
01/01/2003 to 12/31/2003	$14.69	$14.96	18,178
01/01/2004 to 12/31/2004	$14.96	$15.32	16,690
01/01/2005 to 12/31/2005	$15.32	$15.61	18,020
01/01/2006 to 12/31/2006	$15.61	$16.08	18,220
01/01/2007 to 12/31/2007	$16.08	$16.89	20,416
01/01/2008 to 12/31/2008	$16.89	$17.50	20,397
01/01/2009 to 12/31/2009	$17.50	$18.73	20,245
01/01/2010 to 12/31/2010	$18.73	$19.91	18,613
01/01/2011 to 12/31/2011	$19.91	$21.29	17,798
01/01/2012 to 12/31/2012	$21.29	$21.92	16,773

Prudential Series Fund High Yield Bond
01/01/2003 to 12/31/2003	$9.72	$12.08	14,447
01/01/2004 to 12/31/2004	$12.08	$13.23	14,642
01/01/2005 to 12/31/2005	$13.23	$13.60	14,413
01/01/2006 to 12/31/2006	$13.60	$14.90	16,027
01/01/2007 to 12/31/2007	$14.90	$15.19	22,934
01/01/2008 to 12/31/2008	$15.19	$11.73	17,203
01/01/2009 to 12/31/2009	$11.73	$17.15	19,919
01/01/2010 to 12/31/2010	$17.15	$19.43	19,134
01/01/2011 to 12/31/2011	$19.43	$20.29	16,917
01/01/2012 to 12/31/2012	$20.29	$23.07	18,684

Prudential Series Fund Jennison
01/01/2003 to 12/31/2003	$8.87	$11.48	38,514
01/01/2004 to 12/31/2004	$11.48	$12.51	42,390
01/01/2005 to 12/31/2005	$12.51	$14.23	46,373
01/01/2006 to 12/31/2006	$14.23	$14.39	48,219
01/01/2007 to 12/31/2007	$14.39	$16.02	42,986
01/01/2008 to 12/31/2008	$16.02	$9.98	46,150
01/01/2009 to 12/31/2009	$9.98	$14.18	46,661
01/01/2010 to 12/31/2010	$14.18	$15.78	59,624
01/01/2011 to 12/31/2011	$15.78	$15.72	56,198
01/01/2012 to 12/31/2012	$15.72	$18.15	57,261

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Jennison 20/20 Focus
01/01/2003 to 12/31/2003	$7.77	$9.99	1,730
01/01/2004 to 12/31/2004	$9.99	$11.50	2,065
01/01/2005 to 12/31/2005	$11.50	$13.90	2,255
01/01/2006 to 12/31/2006	$13.90	$15.76	8,681
01/01/2007 to 12/31/2007	$15.76	$17.31	26,989
01/01/2008 to 12/31/2008	$17.31	$10.47	35,798
01/01/2009 to 12/31/2009	$10.47	$16.41	39,630
01/01/2010 to 12/31/2010	$16.41	$17.59	43,814
01/01/2011 to 12/31/2011	$17.59	$16.75	46,245
01/01/2012 to 12/31/2012	$16.75	$18.47	58,909

Prudential Series Fund Money Market
01/01/2003 to 12/31/2003	$12.36	$12.38	450
01/01/2004 to 12/31/2004	$12.38	$12.42	353
01/01/2005 to 12/31/2005	$12.42	$12.70	633
01/01/2006 to 12/31/2006	$12.70	$13.22	3,232
01/01/2007 to 12/31/2007	$13.22	$13.80	4,858
01/01/2008 to 12/31/2008	$13.80	$14.07	12,662
01/01/2009 to 12/31/2009	$14.07	$14.04	17,314
01/01/2010 to 12/31/2010	$14.04	$13.95	65,155
01/01/2011 to 12/31/2011	$13.95	$13.86	60,982
01/01/2012 to 12/31/2012	$13.86	$13.78	47,837

Prudential Series Fund Small Capitalization Stock
01/01/2003 to 12/31/2003	$9.83	$13.50	35,506
01/01/2004 to 12/31/2004	$13.50	$16.37	43,273
01/01/2005 to 12/31/2005	$16.37	$17.45	45,337
01/01/2006 to 12/31/2006	$17.45	$19.88	49,519
01/01/2007 to 12/31/2007	$19.88	$19.64	53,497
01/01/2008 to 12/31/2008	$19.64	$13.46	48,245
01/01/2009 to 12/31/2009	$13.46	$16.74	51,339
01/01/2010 to 12/31/2010	$16.74	$20.94	49,888
01/01/2011 to 12/31/2011	$20.94	$20.93	48,599
01/01/2012 to 12/31/2012	$20.93	$24.12	46,597

Prudential Series Fund Stock Index
01/01/2003 to 12/31/2003	$9.78	$12.46	34,080
01/01/2004 to 12/31/2004	$12.46	$13.67	44,535
01/01/2005 to 12/31/2005	$13.67	$14.20	54,942
01/01/2006 to 12/31/2006	$14.20	$16.30	58,546
01/01/2007 to 12/31/2007	$16.30	$17.02	56,087
01/01/2008 to 12/31/2008	$17.02	$10.66	58,615
01/01/2009 to 12/31/2009	$10.66	$13.35	65,288
01/01/2010 to 12/31/2010	$13.35	$15.20	61,553
01/01/2011 to 12/31/2011	$15.20	$15.40	54,110
01/01/2012 to 12/31/2012	$15.40	$17.70	55,470

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Value
01/01/2003 to 12/31/2003	$8.97	$11.41	41,002
01/01/2004 to 12/31/2004	$11.41	$13.19	41,699
01/01/2005 to 12/31/2005	$13.19	$15.29	41,050
01/01/2006 to 12/31/2006	$15.29	$18.22	47,005
01/01/2007 to 12/31/2007	$18.22	$18.68	65,845
01/01/2008 to 12/31/2008	$18.68	$10.71	69,919
01/01/2009 to 12/31/2009	$10.71	$15.10	76,968
01/01/2010 to 12/31/2010	$15.10	$17.08	77,623
01/01/2011 to 12/31/2011	$17.08	$16.03	76,045
01/01/2012 to 12/31/2012	$16.03	$18.25	77,099

AllianceBernstein Growth and Income
01/01/2003 to 12/31/2003	$8.05	$10.60	93,253
01/01/2004 to 12/31/2004	$10.60	$11.73	105,742
01/01/2005 to 12/31/2005	$11.73	$12.23	102,212
01/01/2006 to 12/31/2006	$12.23	$14.25	103,043
01/01/2007 to 12/31/2007	$14.25	$14.88	90,542
01/01/2008 to 12/31/2008	$14.88	$8.78	82,706
01/01/2009 to 12/31/2009	$8.78	$10.54	78,224
01/01/2010 to 12/31/2010	$10.54	$11.84	65,441
01/01/2011 to 12/31/2011	$11.84	$12.51	60,850
01/01/2012 to 12/31/2012	$12.51	$14.61	57,856

AllianceBernstein Large Cap Growth
01/01/2003 to 12/31/2003	$4.79	$5.88	87,689
01/01/2004 to 12/31/2004	$5.88	$6.35	91,427
01/01/2005 to 12/31/2005	$6.35	$7.26	93,987
01/01/2006 to 12/31/2006	$7.26	$7.18	96,898
01/01/2007 to 12/31/2007	$7.18	$8.13	71,959
01/01/2008 to 12/31/2008	$8.13	$4.87	64,024
01/01/2009 to 12/31/2009	$4.87	$6.66	54,164
01/01/2010 to 12/31/2010	$6.66	$7.28	37,695
01/01/2011 to 12/31/2011	$7.28	$6.98	36,163
01/01/2012 to 12/31/2012	$6.98	$8.11	33,010

AllianceBernstein Small Cap Growth
01/01/2003 to 12/31/2003	$6.04	$8.93	1,261
01/01/2004 to 12/31/2004	$8.93	$10.17	1,532
01/01/2005 to 12/31/2005	$10.17	$10.63	1,722
01/01/2006 to 12/31/2006	$10.63	$11.69	3,180
01/01/2007 to 12/31/2007	$11.69	$13.25	2,953
01/01/2008 to 12/31/2008	$13.25	$7.17	3,063
01/01/2009 to 12/31/2009	$7.17	$10.10	3,189
01/01/2010 to 12/31/2010	$10.10	$13.73	3,086
01/01/2011 to 12/31/2011	$13.73	$14.25	3,733
01/01/2012 to 12/31/2012	$14.25	$16.29	10,342

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

American Century VP Income & Growth
01/01/2003 to 12/31/2003	$6.79	$8.72	16,490
01/01/2004 to 12/31/2004	$8.72	$9.79	23,608
01/01/2005 to 12/31/2005	$9.79	$10.18	25,384
01/01/2006 to 12/31/2006	$10.18	$11.84	27,693
01/01/2007 to 12/31/2007	$11.84	$11.76	24,127
01/01/2008 to 12/31/2008	$11.76	$7.64	21,442
01/01/2009 to 12/31/2009	$7.64	$8.97	24,275
01/01/2010 to 12/31/2010	$8.97	$10.17	19,738
01/01/2011 to 12/31/2011	$10.17	$10.42	18,530
01/01/2012 to 12/31/2012	$10.42	$11.88	18,981

Credit Suisse Trust U.S. Equity Flex III
01/01/2003 to 12/31/2003	$5.97	$8.51	157
01/01/2004 to 12/31/2004	$8.51	$9.56	646
01/01/2005 to 12/31/2005	$9.56	$10.16	5,606
01/01/2006 to 12/31/2006	$10.16	$10.29	11,928
01/01/2007 to 12/31/2007	$10.29	$11.41	12,744
01/01/2008 to 12/31/2008	$11.41	$7.00	11,221
01/01/2009 to 10/02/2009	$7.00	$8.35	—

Credit Suisse Trust U.S. Equity Flex I
10/02/2009* to 12/31/2009	$8.35	$9.06	12,236
01/01/2010 to 12/31/2010	$9.06	$10.30	12,188
01/01/2011 to 10/21/2011	$10.30	$9.57	—

Davis Value
01/01/2003 to 12/31/2003	$7.53	$9.71	3,648
01/01/2004 to 12/31/2004	$9.71	$10.83	4,052
01/01/2005 to 12/31/2005	$10.83	$11.78	6,810
01/01/2006 to 12/31/2006	$11.78	$13.46	8,965
01/01/2007 to 12/31/2007	$13.46	$13.99	10,166
01/01/2008 to 12/31/2008	$13.99	$8.30	11,374
01/01/2009 to 12/31/2009	$8.30	$10.81	12,571
01/01/2010 to 12/31/2010	$10.81	$12.11	6,539
01/01/2011 to 12/31/2011	$12.11	$11.53	6,334
01/01/2012 to 12/31/2012	$11.53	$12.96	4,588

DELAWARE VIP Emerging Market Series
01/01/2005 to 12/31/2005	—	$11.93	2,746
01/01/2006 to 12/31/2006	$11.93	$15.06	9,451
01/01/2007 to 12/31/2007	$15.06	$20.78	18,207
01/01/2008 to 12/31/2008	$20.78	$10.00	21,076
01/01/2009 to 12/31/2009	$10.00	$17.70	25,750
01/01/2010 to 12/31/2010	$17.70	$20.84	27,293
01/01/2011 to 12/31/2011	$20.84	$16.61	26,180
01/01/2012 to 12/31/2012	$16.61	$18.89	28,397

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Dreyfus Socially Responsible Growth
01/01/2003 to 12/31/2003	$4.95	$6.21	42
01/01/2004 to 12/31/2004	$6.21	$6.55	94
01/01/2005 to 12/31/2005	$6.55	$6.74	337
01/01/2006 to 12/31/2006	$6.74	$7.31	553
01/01/2007 to 12/31/2007	$7.31	$7.83	815
01/01/2008 to 12/31/2008	$7.83	$5.10	312
01/01/2009 to 12/31/2009	$5.10	$6.78	479
01/01/2010 to 12/31/2010	$6.78	$7.73	564
01/01/2011 to 12/31/2011	$7.73	$7.75	777
01/01/2012 to 12/31/2012	$7.75	$8.62	1,613

Franklin Templeton Franklin Small-Mid Cap Growth
01/01/2003 to 12/31/2003	$5.43	$7.42	76,977
01/01/2004 to 12/31/2004	$7.42	$8.23	81,465
01/01/2005 to 12/31/2005	$8.23	$8.60	73,820
01/01/2006 to 12/31/2006	$8.60	$9.31	75,081
01/01/2007 to 12/31/2007	$9.31	$10.31	64,787
01/01/2008 to 12/31/2008	$10.31	$5.91	59,597
01/01/2009 to 12/31/2009	$5.91	$8.45	49,550
01/01/2010 to 12/31/2010	$8.45	$10.74	42,934
01/01/2011 to 12/31/2011	$10.74	$10.18	39,583
01/01/2012 to 12/31/2012	$10.18	$11.24	30,120

Franklin Templeton Foreign Securities
01/01/2003 to 12/31/2003	$6.92	$9.11	4,644
01/01/2004 to 12/31/2004	$9.11	$10.76	7,762
01/01/2005 to 12/31/2005	$10.76	$11.81	14,306
01/01/2006 to 12/31/2006	$11.81	$14.28	20,639
01/01/2007 to 12/31/2007	$14.28	$16.43	17,993
01/01/2008 to 12/31/2008	$16.43	$9.76	23,364
01/01/2009 to 12/31/2009	$9.76	$13.31	25,877
01/01/2010 to 12/31/2010	$13.31	$14.37	23,526
01/01/2011 to 12/31/2011	$14.37	$12.79	20,690
01/01/2012 to 12/31/2012	$12.79	$15.07	18,613

Invesco V.I. Core Equity
01/01/2006 to 12/31/2006	—	$15.13	8,964
01/01/2007 to 12/31/2007	$15.13	$16.25	10,178
01/01/2008 to 12/31/2008	$16.25	$11.28	10,103
01/01/2009 to 12/31/2009	$11.28	$14.38	10,158
01/01/2010 to 12/31/2010	$14.38	$15.65	8,156
01/01/2011 to 12/31/2011	$15.65	$15.54	7,755
01/01/2012 to 12/31/2012	$15.54	$17.59	6,860

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Invesco V.I. Dynamics
01/01/2003 to 12/31/2003	$4.51	$6.18	14,222
01/01/2004 to 12/31/2004	$6.18	$6.96	17,991
01/01/2005 to 12/31/2005	$6.96	$7.66	16,679
01/01/2006 to 12/31/2006	$7.66	$8.83	18,026
01/01/2007 to 12/31/2007	$8.83	$9.85	16,713
01/01/2008 to 12/31/2008	$9.85	$5.08	14,440
01/01/2009 to 12/31/2009	$5.08	$7.19	13,818
01/01/2010 to 12/31/2010	$7.19	$8.84	11,902
01/01/2011 to 04/29/2011	$8.84	$9.88	—

Invesco V.I. Capital Development
04/29/2011* to 12/31/2011	$9.88	$8.10	11,736
01/01/2012 to 04/27/2012	$8.10	$9.21	—

Invesco Van Kampen V.I. Mid Cap Growth Fund
04/27/2012* to 12/31/2012	$9.21	$9.02	13,200

Invesco V.I. Government Securities
01/01/2003 to 12/31/2003	$12.91	$12.97	2,280
01/01/2004 to 12/31/2004	$12.97	$13.21	2,351
01/01/2005 to 12/31/2005	$13.21	$13.35	2,696
01/01/2006 to 12/31/2006	$13.35	$13.73	4,180
01/01/2007 to 12/31/2007	$13.73	$14.51	3,692
01/01/2008 to 12/31/2008	$14.51	$16.19	11,839
01/01/2009 to 12/31/2009	$16.19	$16.08	10,653
01/01/2010 to 12/31/2010	$16.08	$16.84	5,225
01/01/2011 to 12/31/2011	$16.84	$18.06	6,214
01/01/2012 to 12/31/2012	$18.06	$18.38	4,850

Invesco V.I. International Growth
01/01/2003 to 12/31/2003	$5.45	$6.99	3,023
01/01/2004 to 12/31/2004	$6.99	$8.62	6,056
01/01/2005 to 12/31/2005	$8.62	$10.10	7,023
01/01/2006 to 12/31/2006	$10.10	$12.86	10,227
01/01/2007 to 12/31/2007	$12.86	$14.66	38,335
01/01/2008 to 12/31/2008	$14.66	$8.68	42,240
01/01/2009 to 12/31/2009	$8.68	$11.67	47,741
01/01/2010 to 12/31/2010	$11.67	$13.08	49,160
01/01/2011 to 12/31/2011	$13.08	$12.12	47,205
01/01/2012 to 12/31/2012	$12.12	$13.92	55,295

AIM V.I. Premier Equity (Closed in 2006)
01/01/2003 to 12/31/2003	$8.73	$10.85	8,321
01/01/2004 to 12/31/2004	$10.85	$11.40	9,060
01/01/2005 to 12/31/2005	$11.40	$11.97	10,319
01/01/2006 to 12/31/2006	$11.97	—	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Janus Aspen Growth and Income
01/01/2003 to 12/31/2003	$6.21	$7.63	22,361
01/01/2004 to 12/31/2004	$7.63	$8.48	29,463
01/01/2005 to 12/31/2005	$8.48	$9.47	31,036
01/01/2006 to 12/31/2006	$9.47	$10.17	43,276
01/01/2007 to 12/31/2007	$10.17	$10.98	94,650
01/01/2008 to 12/31/2008	$10.98	$6.42	92,224
01/01/2009 to 12/31/2009	$6.42	$8.88	101,584
01/01/2010 to 04/30/2010	$8.88	$9.41	—

Janus Aspen Enterprise
01/01/2003 to 12/31/2003	$3.41	$4.57	84,337
01/01/2004 to 12/31/2004	$4.57	$5.48	89,994
01/01/2005 to 12/31/2005	$5.48	$6.12	80,687
01/01/2006 to 12/31/2006	$6.12	$6.91	85,580
01/01/2007 to 12/31/2007	$6.91	$8.38	81,869
01/01/2008 to 12/31/2008	$8.38	$4.68	81,803
01/01/2009 to 12/31/2009	$4.68	$6.74	83,026
01/01/2010 to 12/31/2010	$6.74	$8.43	67,965
01/01/2011 to 12/31/2011	$8.43	$8.25	62,698
01/01/2012 to 12/31/2012	$8.25	$9.62	54,508

Janus Aspen Worldwide
01/01/2003 to 12/31/2003	$4.96	$6.11	10,141
01/01/2004 to 12/31/2004	$6.11	$6.36	10,384
01/01/2005 to 12/31/2005	$6.36	$6.69	12,217
01/01/2006 to 12/31/2006	$6.69	$7.86	14,158
01/01/2007 to 12/31/2007	$7.86	$8.56	13,570
01/01/2008 to 12/31/2008	$8.56	$4.71	12,693
01/01/2009 to 12/31/2009	$4.71	$6.44	10,356
01/01/2010 to 12/31/2010	$6.44	$7.41	8,186
01/01/2011 to 12/31/2011	$7.41	$6.35	8,812
01/01/2012 to 12/31/2012	$6.35	$7.58	12,600

MFS Growth
01/01/2003 to 12/31/2003	$8.25	$10.67	13,639
01/01/2004 to 12/31/2004	$10.67	$11.98	15,257
01/01/2005 to 12/31/2005	$11.98	$13.00	14,226
01/01/2006 to 12/31/2006	$13.00	$13.93	15,307
01/01/2007 to 12/31/2007	$13.93	$16.77	7,107
01/01/2008 to 12/31/2008	$16.77	$10.43	6,355
01/01/2009 to 12/31/2009	$10.43	$14.26	6,935
01/01/2010 to 12/31/2010	$14.26	$16.35	6,453
01/01/2011 to 12/31/2011	$16.35	$16.19	7,541
01/01/2012 to 12/31/2012	$16.19	$18.88	8,112

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

MFS Investors Growth
01/01/2003 to 12/31/2003	$5.14	$6.29	1,767
01/01/2004 to 12/31/2004	$6.29	$6.82	3,500
01/01/2005 to 12/31/2005	$6.82	$7.08	3,668
01/01/2006 to 12/31/2006	$7.08	$7.57	4,102
01/01/2007 to 12/31/2007	$7.57	$8.37	3,418
01/01/2008 to 12/31/2008	$8.37	$5.25	3,373
01/01/2009 to 12/31/2009	$5.25	$7.28	3,355
01/01/2010 to 12/31/2010	$7.28	$8.14	2,998
01/01/2011 to 12/31/2011	$8.14	$8.13	3,172
01/01/2012 to 12/31/2012	$8.13	$9.45	2,291

MFS Investors Trust
01/01/2003 to 12/31/2003	$6.59	$8.00	1,310
01/01/2004 to 12/31/2004	$8.00	$8.85	1,693
01/01/2005 to 12/31/2005	$8.85	$9.44	2,050
01/01/2006 to 12/31/2006	$9.44	$10.60	2,408
01/01/2007 to 12/31/2007	$10.60	$11.61	2,718
01/01/2008 to 12/31/2008	$11.61	$7.72	2,695
01/01/2009 to 12/31/2009	$7.72	$9.74	2,625
01/01/2010 to 12/31/2010	$9.74	$10.75	2,741
01/01/2011 to 12/31/2011	$10.75	$10.44	2,912
01/01/2012 to 12/31/2012	$10.44	$12.37	2,985

MFS Research Bond
01/01/2003 to 12/31/2003	$12.73	$13.83	7,291
01/01/2004 to 12/31/2004	$13.83	$14.57	6,921
01/01/2005 to 12/31/2005	$14.57	$14.70	9,031
01/01/2006 to 12/31/2006	$14.70	$15.19	11,000
01/01/2007 to 12/31/2007	$15.19	$15.73	12,989
01/01/2008 to 12/31/2008	$15.73	$15.26	11,252
01/01/2009 to 12/31/2009	$15.26	$17.61	10,949
01/01/2010 to 12/31/2010	$17.61	$18.80	10,197
01/01/2011 to 12/31/2011	$18.80	$19.94	8,160
01/01/2012 to 12/31/2012	$19.94	$21.27	8,193

MFS Total Return
01/01/2003 to 12/31/2003	$9.38	$10.85	16,432
01/01/2004 to 12/31/2004	$10.85	$11.99	22,437
01/01/2005 to 12/31/2005	$11.99	$12.25	25,174
01/01/2006 to 12/31/2006	$12.25	$13.62	28,825
01/01/2007 to 12/31/2007	$13.62	$14.10	26,277
01/01/2008 to 12/31/2008	$14.10	$10.91	29,061
01/01/2009 to 12/31/2009	$10.91	$12.80	29,292
01/01/2010 to 12/31/2010	$12.80	$13.98	25,468
01/01/2011 to 12/31/2011	$13.98	$14.13	25,337
01/01/2012 to 12/31/2012	$14.13	$15.62	22,827

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .50% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

PIMCO PVIT Short Term
01/01/2005 to 12/31/2005	—	$10.20	—
01/01/2006 to 12/31/2006	$10.20	$10.57	396
01/01/2007 to 12/31/2007	$10.57	$10.97	749
01/01/2008 to 12/31/2008	$10.97	$10.87	7,607
01/01/2009 to 12/31/2009	$10.87	$11.64	7,725
01/01/2010 to 12/31/2010	$11.64	$11.81	8,133
01/01/2011 to 12/31/2011	$11.81	$11.79	8,681
01/01/2012 to 12/31/2012	$11.79	$12.04	9,274

T. ROWE PRICE Equity Income
01/01/2005 to 12/31/2005	—	$17.37	9,527
01/01/2006 to 12/31/2006	$17.37	$20.53	13,356
01/01/2007 to 12/31/2007	$20.53	$21.06	11,239
01/01/2008 to 12/31/2008	$21.06	$13.37	7,802
01/01/2009 to 12/31/2009	$13.37	$16.68	9,441
01/01/2010 to 12/31/2010	$16.68	$19.06	8,061
01/01/2011 to 12/31/2011	$19.06	$18.81	8,173
01/01/2012 to 12/31/2012	$18.81	$21.89	8,462

*	Date that Portfolio was first offered in this product

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Conservative Balanced
01/01/2003 to 12/31/2003	$10.45	$12.32	3,582
01/01/2004 to 12/31/2004	$12.32	$13.21	3,840
01/01/2005 to 12/31/2005	$13.21	$13.56	4,000
01/01/2006 to 12/31/2006	$13.56	$14.86	2,867
01/01/2007 to 12/31/2007	$14.86	$15.66	2,590
01/01/2008 to 12/31/2008	$15.66	$12.21	1,939
01/01/2009 to 12/31/2009	$12.21	$14.55	2,968
01/01/2010 to 12/31/2010	$14.55	$16.13	2,131
01/01/2011 to 12/31/2011	$16.13	$16.75	1,497
01/01/2012 to 12/31/2012	$16.75	$18.49	923

Prudential Series Fund Diversified Bond
01/01/2003 to 12/31/2003	$13.25	$14.13	1
01/01/2004 to 12/31/2004	$14.13	$14.81	2,341
01/01/2005 to 12/31/2005	$14.81	$15.18	2,368
01/01/2006 to 12/31/2006	$15.18	$15.82	1,283
01/01/2007 to 12/31/2007	$15.82	$16.60	1,855
01/01/2008 to 12/31/2008	$16.60	$15.91	2,785
01/01/2009 to 12/31/2009	$15.91	$19.02	4,827
01/01/2010 to 12/31/2010	$19.02	$20.88	4,927
01/01/2011 to 12/31/2011	$20.88	$22.28	7,420
01/01/2012 to 12/31/2012	$22.28	$24.48	11,676

Prudential Series Fund Equity
01/01/2003 to 12/31/2003	$8.73	$11.41	2,344
01/01/2004 to 12/31/2004	$11.41	$12.44	77
01/01/2005 to 12/31/2005	$12.44	$13.77	113
01/01/2006 to 12/31/2006	$13.77	$15.38	148
01/01/2007 to 12/31/2007	$15.38	$16.69	148
01/01/2008 to 12/31/2008	$16.69	$10.25	148
01/01/2009 to 12/31/2009	$10.25	$14.05	148
01/01/2010 to 12/31/2010	$14.05	$15.61	148
01/01/2011 to 12/31/2011	$15.61	$14.96	148
01/01/2012 to 12/31/2012	$14.96	$16.87	148

Prudential Series Fund Flexible Managed
01/01/2003 to 12/31/2003	$9.47	$11.64	3,508
01/01/2004 to 12/31/2004	$11.64	$12.79	5,074
01/01/2005 to 12/31/2005	$12.79	$13.22	5,217
01/01/2006 to 12/31/2006	$13.22	$14.72	4,121
01/01/2007 to 12/31/2007	$14.72	$15.54	2,241
01/01/2008 to 12/31/2008	$15.54	$11.60	1,990
01/01/2009 to 12/31/2009	$11.60	$13.81	1,735
01/01/2010 to 12/31/2010	$13.81	$15.36	1,376
01/01/2011 to 12/31/2011	$15.36	$15.90	1,443
01/01/2012 to 12/31/2012	$15.90	$17.90	472

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Global
01/01/2003 to 12/31/2003	$8.29	$11.03	1,624
01/01/2004 to 12/31/2004	$11.03	$12.00	1,625
01/01/2005 to 12/31/2005	$12.00	$13.82	1,702
01/01/2006 to 12/31/2006	$13.82	$16.41	2,686
01/01/2007 to 12/31/2007	$16.41	$18.00	3,448
01/01/2008 to 12/31/2008	$18.00	$10.20	2,258
01/01/2009 to 12/31/2009	$10.20	$13.30	679
01/01/2010 to 12/31/2010	$13.30	$14.88	935
01/01/2011 to 12/31/2011	$14.88	$13.74	971
01/01/2012 to 12/31/2012	$13.74	$16.02	633

Prudential Series Fund Government Income
01/01/2003 to 12/31/2003	$14.66	$14.91	4,152
01/01/2004 to 12/31/2004	$14.91	$15.26	6,723
01/01/2005 to 12/31/2005	$15.26	$15.52	6,415
01/01/2006 to 12/31/2006	$15.52	$15.98	6,506
01/01/2007 to 12/31/2007	$15.98	$16.77	6,783
01/01/2008 to 12/31/2008	$16.77	$17.36	7,048
01/01/2009 to 12/31/2009	$17.36	$18.56	8,231
01/01/2010 to 12/31/2010	$18.56	$19.71	1,893
01/01/2011 to 12/31/2011	$19.71	$21.05	91
01/01/2012 to 12/31/2012	$21.05	$21.66	205

Prudential Series Fund High Yield Bond
01/01/2003 to 12/31/2003	$9.70	$12.04	344
01/01/2004 to 12/31/2004	$12.04	$13.18	2,582
01/01/2005 to 12/31/2005	$13.18	$13.53	1,570
01/01/2006 to 12/31/2006	$13.53	$14.80	1,616
01/01/2007 to 12/31/2007	$14.80	$15.08	1,245
01/01/2008 to 12/31/2008	$15.08	$11.63	710
01/01/2009 to 12/31/2009	$11.63	$16.99	1
01/01/2010 to 12/31/2010	$16.99	$19.23	1
01/01/2011 to 12/31/2011	$19.23	$20.06	1
01/01/2012 to 12/31/2012	$20.06	$22.78	1

Prudential Series Fund Jennison
01/01/2003 to 12/31/2003	$8.85	$11.44	94,019
01/01/2004 to 12/31/2004	$11.44	$12.45	88,065
01/01/2005 to 12/31/2005	$12.45	$14.16	93,318
01/01/2006 to 12/31/2006	$14.16	$14.30	89,384
01/01/2007 to 12/31/2007	$14.30	$15.90	59,335
01/01/2008 to 12/31/2008	$15.90	$9.90	88,976
01/01/2009 to 12/31/2009	$9.90	$14.05	92,291
01/01/2010 to 12/31/2010	$14.05	$15.62	97,930
01/01/2011 to 12/31/2011	$15.62	$15.55	94,758
01/01/2012 to 12/31/2012	$15.55	$17.93	79,981

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Jennison 20/20 Focus
01/01/2003 to 12/31/2003	$7.75	$9.95	—
01/01/2004 to 12/31/2004	$9.95	$11.45	151
01/01/2005 to 12/31/2005	$11.45	$13.82	1,649
01/01/2006 to 12/31/2006	$13.82	$15.65	3,648
01/01/2007 to 12/31/2007	$15.65	$17.18	26,630
01/01/2008 to 12/31/2008	$17.18	$10.38	57,852
01/01/2009 to 12/31/2009	$10.38	$16.26	72,198
01/01/2010 to 12/31/2010	$16.26	$17.40	71,031
01/01/2011 to 12/31/2011	$17.40	$16.55	67,800
01/01/2012 to 12/31/2012	$16.55	$18.24	66,766

Prudential Series Fund Money Market
01/01/2003 to 12/31/2003	$12.33	$12.34	991
01/01/2004 to 12/31/2004	$12.34	$12.37	1,199
01/01/2005 to 12/31/2005	$12.37	$12.63	1,427
01/01/2006 to 12/31/2006	$12.63	$13.14	2,943
01/01/2007 to 12/31/2007	$13.14	$13.70	10,202
01/01/2008 to 12/31/2008	$13.70	$13.96	10,391
01/01/2009 to 12/31/2009	$13.96	$13.91	607
01/01/2010 to 12/31/2010	$13.91	$13.81	24,940
01/01/2011 to 12/31/2011	$13.81	$13.71	15,027
01/01/2012 to 12/31/2012	$13.71	$13.61	12,968

Prudential Series Fund Small Capitalization Stock
01/01/2003 to 12/31/2003	$9.80	$13.45	36,118
01/01/2004 to 12/31/2004	$13.45	$16.30	47,422
01/01/2005 to 12/31/2005	$16.30	$17.35	53,057
01/01/2006 to 12/31/2006	$17.35	$19.75	56,528
01/01/2007 to 12/31/2007	$19.75	$19.50	42,754
01/01/2008 to 12/31/2008	$19.50	$13.35	41,249
01/01/2009 to 12/31/2009	$13.35	$16.58	41,902
01/01/2010 to 12/31/2010	$16.58	$20.73	46,776
01/01/2011 to 12/31/2011	$20.73	$20.69	44,657
01/01/2012 to 12/31/2012	$20.69	$23.82	37,077

Prudential Series Fund Stock Index
01/01/2003 to 12/31/2003	$9.76	$12.41	11,112
01/01/2004 to 12/31/2004	$12.41	$13.61	10,368
01/01/2005 to 12/31/2005	$13.61	$14.12	9,034
01/01/2006 to 12/31/2006	$14.12	$16.19	11,269
01/01/2007 to 12/31/2007	$16.19	$16.89	7,136
01/01/2008 to 12/31/2008	$16.89	$10.57	6,563
01/01/2009 to 12/31/2009	$10.57	$13.23	5,004
01/01/2010 to 12/31/2010	$13.23	$15.05	4,959
01/01/2011 to 12/31/2011	$15.05	$15.23	4,407
01/01/2012 to 12/31/2012	$15.23	$17.48	3,477

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Prudential Series Fund Value
01/01/2003 to 12/31/2003	$8.95	$11.37	35,372
01/01/2004 to 12/31/2004	$11.37	$13.13	34,856
01/01/2005 to 12/31/2005	$13.13	$15.20	33,208
01/01/2006 to 12/31/2006	$15.20	$18.10	34,849
01/01/2007 to 12/31/2007	$18.10	$18.54	53,758
01/01/2008 to 12/31/2008	$18.54	$10.62	83,787
01/01/2009 to 12/31/2009	$10.62	$14.96	92,359
01/01/2010 to 12/31/2010	$14.96	$16.90	90,504
01/01/2011 to 12/31/2011	$16.90	$15.84	82,104
01/01/2012 to 12/31/2012	$15.84	$18.02	71,963

AllianceBernstein Growth and Income
01/01/2003 to 12/31/2003	$8.03	$10.56	33,986
01/01/2004 to 12/31/2004	$10.56	$11.68	45,680
01/01/2005 to 12/31/2005	$11.68	$12.16	50,916
01/01/2006 to 12/31/2006	$12.16	$14.15	49,286
01/01/2007 to 12/31/2007	$14.15	$14.77	31,857
01/01/2008 to 12/31/2008	$14.77	$8.71	17,582
01/01/2009 to 12/31/2009	$8.71	$10.44	14,777
01/01/2010 to 12/31/2010	$10.44	$11.72	12,929
01/01/2011 to 12/31/2011	$11.72	$12.37	11,032
01/01/2012 to 12/31/2012	$12.37	$14.43	9,325

AllianceBernstein Large Cap Growth
01/01/2003 to 12/31/2003	$4.77	$5.86	138,474
01/01/2004 to 12/31/2004	$5.86	$6.32	115,511
01/01/2005 to 12/31/2005	$6.32	$7.22	109,887
01/01/2006 to 12/31/2006	$7.22	$7.14	93,987
01/01/2007 to 12/31/2007	$7.14	$8.07	50,639
01/01/2008 to 12/31/2008	$8.07	$4.83	20,123
01/01/2009 to 12/31/2009	$4.83	$6.59	16,305
01/01/2010 to 12/31/2010	$6.59	$7.21	15,725
01/01/2011 to 12/31/2011	$7.21	$6.90	11,070
01/01/2012 to 12/31/2012	$6.90	$8.01	11,419

AllianceBernstein Small Cap Growth
01/01/2003 to 12/31/2003	$6.02	$8.90	1,158
01/01/2004 to 12/31/2004	$8.90	$10.12	42
01/01/2005 to 12/31/2005	$10.12	$10.57	1,769
01/01/2006 to 12/31/2006	$10.57	$11.61	1,799
01/01/2007 to 12/31/2007	$11.61	$13.15	2,071
01/01/2008 to 12/31/2008	$13.15	$7.11	3,019
01/01/2009 to 12/31/2009	$7.11	$10.00	1,390
01/01/2010 to 12/31/2010	$10.00	$13.59	1,485
01/01/2011 to 12/31/2011	$13.59	$14.09	1,571
01/01/2012 to 12/31/2012	$14.09	$16.09	16,125

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

American Century VP Income & Growth
01/01/2003 to 12/31/2003	$6.77	$8.69	10,900
01/01/2004 to 12/31/2004	$8.69	$9.75	8,915
01/01/2005 to 12/31/2005	$9.75	$10.12	11,333
01/01/2006 to 12/31/2006	$10.12	$11.77	11,402
01/01/2007 to 12/31/2007	$11.77	$11.67	11,296
01/01/2008 to 12/31/2008	$11.67	$7.58	6,834
01/01/2009 to 12/31/2009	$7.58	$8.88	728
01/01/2010 to 12/31/2010	$8.88	$10.06	239
01/01/2011 to 12/31/2011	$10.06	$10.30	94
01/01/2012 to 12/31/2012	$10.30	$11.73	94

Credit Suisse Trust U.S. Equity Flex III
01/01/2003 to 12/31/2003	$5.95	$8.48	2,660
01/01/2004 to 12/31/2004	$8.48	$9.52	1,836
01/01/2005 to 12/31/2005	$9.52	$10.10	5,789
01/01/2006 to 12/31/2006	$10.10	$10.22	8,614
01/01/2007 to 12/31/2007	$10.22	$11.33	9,375
01/01/2008 to 12/31/2008	$11.33	$6.94	6,797
01/01/2009 to 10/02/2009	$6.94	$8.27	—

Credit Suisse Trust U.S. Equity Flex I
10/02/2009* to 12/31/2009	$8.27	$8.97	5,624
01/01/2010 to 12/31/2010	$8.97	$10.20	5,253
01/01/2011 to 10/21/2011	$10.20	$9.46	—

Davis Value
01/01/2003 to 12/31/2003	$7.51	$9.67	31,634
01/01/2004 to 12/31/2004	$9.67	$10.78	39,201
01/01/2005 to 12/31/2005	$10.78	$11.72	41,933
01/01/2006 to 12/31/2006	$11.72	$13.37	43,919
01/01/2007 to 12/31/2007	$13.37	$13.89	44,435
01/01/2008 to 12/31/2008	$13.89	$8.23	31,680
01/01/2009 to 12/31/2009	$8.23	$10.71	30,713
01/01/2010 to 12/31/2010	$10.71	$11.99	28,069
01/01/2011 to 12/31/2011	$11.99	$11.40	25,455
01/01/2012 to 12/31/2012	$11.40	$12.80	19,584

DELAWARE VIP Emerging Market Series
01/01/2005 to 12/31/2005	—	$11.92	9,548
01/01/2006 to 12/31/2006	$11.92	$15.04	20,559
01/01/2007 to 12/31/2007	$15.04	$20.72	26,605
01/01/2008 to 12/31/2008	$20.72	$9.96	24,946
01/01/2009 to 12/31/2009	$9.96	$17.62	27,947
01/01/2010 to 12/31/2010	$17.62	$20.72	25,360
01/01/2011 to 12/31/2011	$20.72	$16.50	22,477
01/01/2012 to 12/31/2012	$16.50	$18.74	21,200

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Dreyfus Socially Responsible Growth
01/01/2003 to 12/31/2003	$4.94	$6.19	—
01/01/2004 to 12/31/2004	$6.19	$6.52	—
01/01/2005 to 12/31/2005	$6.52	$6.71	—
01/01/2006 to 12/31/2006	$6.71	$7.26	—
01/01/2007 to 12/31/2007	$7.26	$7.77	428
01/01/2008 to 12/31/2008	$7.77	$5.06	267
01/01/2009 to 12/31/2009	$5.06	$6.71	1,822
01/01/2010 to 12/31/2010	$6.71	$7.65	1,428
01/01/2011 to 12/31/2011	$7.65	$7.66	1,632
01/01/2012 to 12/31/2012	$7.66	$8.52	1,664

Franklin Templeton Franklin Small-Mid Cap Growth
01/01/2003 to 12/31/2003	$5.41	$7.39	161,636
01/01/2004 to 12/31/2004	$7.39	$8.20	148,143
01/01/2005 to 12/31/2005	$8.20	$8.55	152,115
01/01/2006 to 12/31/2006	$8.55	$9.25	140,900
01/01/2007 to 12/31/2007	$9.25	$10.23	86,341
01/01/2008 to 12/31/2008	$10.23	$5.86	44,101
01/01/2009 to 12/31/2009	$5.86	$8.37	36,158
01/01/2010 to 12/31/2010	$8.37	$10.62	37,235
01/01/2011 to 12/31/2011	$10.62	$10.06	30,245
01/01/2012 to 12/31/2012	$10.06	$11.10	27,738

Franklin Templeton Foreign Securities
01/01/2003 to 12/31/2003	$6.90	$9.08	1,650
01/01/2004 to 12/31/2004	$9.08	$10.71	3,783
01/01/2005 to 12/31/2005	$10.71	$11.75	9,558
01/01/2006 to 12/31/2006	$11.75	$14.19	9,244
01/01/2007 to 12/31/2007	$14.19	$16.31	11,393
01/01/2008 to 12/31/2008	$16.31	$9.67	8,673
01/01/2009 to 12/31/2009	$9.67	$13.19	8,017
01/01/2010 to 12/31/2010	$13.19	$14.22	8,629
01/01/2011 to 12/31/2011	$14.22	$12.64	7,821
01/01/2012 to 12/31/2012	$12.64	$14.88	4,023

Invesco V.I. Core Equity
01/01/2006 to 12/31/2006	—	$14.42	6,573
01/01/2007 to 12/31/2007	$14.42	$15.48	6,491
01/01/2008 to 12/31/2008	$15.48	$10.73	3,050
01/01/2009 to 12/31/2009	$10.73	$13.66	1,159
01/01/2010 to 12/31/2010	$13.66	$14.86	1,203
01/01/2011 to 12/31/2011	$14.86	$14.74	1,263
01/01/2012 to 12/31/2012	$14.74	$16.66	635

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Invesco V.I. Dynamics
01/01/2003 to 12/31/2003	$4.50	$6.16	64,022
01/01/2004 to 12/31/2004	$6.16	$6.93	57,470
01/01/2005 to 12/31/2005	$6.93	$7.61	47,067
01/01/2006 to 12/31/2006	$7.61	$8.78	43,826
01/01/2007 to 12/31/2007	$8.78	$9.77	32,576
01/01/2008 to 12/31/2008	$9.77	$5.04	21,737
01/01/2009 to 12/31/2009	$5.04	$7.12	20,615
01/01/2010 to 12/31/2010	$7.12	$8.75	22,034
01/01/2011 to 04/29/2011	$8.75	$9.77	—

Invesco V.I. Capital Development
04/29/2011* to 12/31/2011	$9.77	$8.01	20,840
01/01/2012 to 04/27/2012	$8.01	$9.11	—

Invesco Van Kampen V.I. Mid Cap Growth Fund
04/27/2012* to 12/31/2012	$9.11	$8.90	16,384

Invesco V.I. Government Securities
01/01/2003 to 12/31/2003	$12.88	$12.92	1,045
01/01/2004 to 12/31/2004	$12.92	$13.15	1,045
01/01/2005 to 12/31/2005	$13.15	$13.27	—
01/01/2006 to 12/31/2006	$13.27	$13.64	—
01/01/2007 to 12/31/2007	$13.64	$14.40	—
01/01/2008 to 12/31/2008	$14.40	$16.05	104
01/01/2009 to 12/31/2009	$16.05	$15.93	—
01/01/2010 to 12/31/2010	$15.93	$16.66	—
01/01/2011 to 12/31/2011	$16.66	$17.85	—
01/01/2012 to 12/31/2012	$17.85	$18.15	—

Invesco V.I. International Growth
01/01/2003 to 12/31/2003	$5.44	$6.97	405
01/01/2004 to 12/31/2004	$6.97	$8.58	6,603
01/01/2005 to 12/31/2005	$8.58	$10.04	4,380
01/01/2006 to 12/31/2006	$10.04	$12.78	9,929
01/01/2007 to 12/31/2007	$12.78	$14.55	36,881
01/01/2008 to 12/31/2008	$14.55	$8.61	67,453
01/01/2009 to 12/31/2009	$8.61	$11.56	76,182
01/01/2010 to 12/31/2010	$11.56	$12.95	75,000
01/01/2011 to 12/31/2011	$12.95	$11.99	71,600
01/01/2012 to 12/31/2012	$11.99	$13.74	66,650

AIM V.I. Premier Equity (Closed in 2006)
01/01/2003 to 12/31/2003	$8.71	$10.82	20,830
01/01/2004 to 12/31/2004	$10.82	$11.36	9,110
01/01/2005 to 12/31/2005	$11.36	$11.91	8,008
01/01/2006 to 12/31/2006	$11.91	—	—

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

Janus Aspen Growth and Income
01/01/2003 to 12/31/2003	$6.19	$7.60	32,034
01/01/2004 to 12/31/2004	$7.60	$8.45	24,186
01/01/2005 to 12/31/2005	$8.45	$9.42	35,317
01/01/2006 to 12/31/2006	$9.42	$10.10	38,681
01/01/2007 to 12/31/2007	$10.10	$10.90	91,242
01/01/2008 to 12/31/2008	$10.90	$6.37	72,594
01/01/2009 to 12/31/2009	$6.37	$8.80	70,595
01/01/2010 to 04/30/2010	$8.80	$9.31	—

Janus Aspen Enterprise
01/01/2003 to 12/31/2003	$3.40	$4.56	82,347
01/01/2004 to 12/31/2004	$4.56	$5.46	87,828
01/01/2005 to 12/31/2005	$5.46	$6.09	77,082
01/01/2006 to 12/31/2006	$6.09	$6.86	74,004
01/01/2007 to 12/31/2007	$6.86	$8.31	72,452
01/01/2008 to 12/31/2008	$8.31	$4.64	96,569
01/01/2009 to 12/31/2009	$4.64	$6.67	98,558
01/01/2010 to 12/31/2010	$6.67	$8.34	86,905
01/01/2011 to 12/31/2011	$8.34	$8.16	77,223
01/01/2012 to 12/31/2012	$8.16	$9.50	52,914

Janus Aspen Worldwide
01/01/2003 to 12/31/2003	$4.95	$10.56	32,999
01/01/2004 to 12/31/2004	$10.56	$6.33	30,732
01/01/2005 to 12/31/2005	$6.33	$6.65	23,402
01/01/2006 to 12/31/2006	$6.65	$7.81	19,838
01/01/2007 to 12/31/2007	$7.81	$8.49	10,445
01/01/2008 to 12/31/2008	$8.49	$4.67	9,659
01/01/2009 to 12/31/2009	$4.67	$6.38	8,993
01/01/2010 to 12/31/2010	$6.38	$7.33	9,791
01/01/2011 to 12/31/2011	$7.33	$6.28	10,034
01/01/2012 to 12/31/2012	$6.28	$7.48	9,425

MFS Growth
01/01/2003 to 12/31/2003	$8.23	$10.64	47,928
01/01/2004 to 12/31/2004	$10.64	$11.93	38,842
01/01/2005 to 12/31/2005	$11.93	$12.93	41,821
01/01/2006 to 12/31/2006	$12.93	$13.84	38,542
01/01/2007 to 12/31/2007	$13.84	$16.65	19,508
01/01/2008 to 12/31/2008	$16.65	$10.34	13,192
01/01/2009 to 12/31/2009	$10.34	$14.13	10,758
01/01/2010 to 12/31/2010	$14.13	$16.18	11,321
01/01/2011 to 12/31/2011	$16.18	$16.01	10,307
01/01/2012 to 12/31/2012	$16.01	$18.65	11,426

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

MFS Investors Growth
01/01/2003 to 12/31/2003	$5.13	$6.27	—
01/01/2004 to 12/31/2004	$6.27	$6.79	—
01/01/2005 to 12/31/2005	$6.79	$7.04	—
01/01/2006 to 12/31/2006	$7.04	$7.52	—
01/01/2007 to 12/31/2007	$7.52	$8.31	—
01/01/2008 to 12/31/2008	$8.31	$5.21	—
01/01/2009 to 12/31/2009	$5.21	$7.21	—
01/01/2010 to 12/31/2010	$7.21	$8.05	—
01/01/2011 to 12/31/2011	$8.05	$8.27	—
01/01/2012 to 12/31/2012	$8.27	$9.33	—

MFS Investors Trust
01/01/2003 to 12/31/2003	$6.58	$7.97	1,110
01/01/2004 to 12/31/2004	$7.97	$8.81	1,107
01/01/2005 to 12/31/2005	$8.81	$9.39	1,107
01/01/2006 to 12/31/2006	$9.39	$10.53	1,173
01/01/2007 to 12/31/2007	$10.53	$11.53	1,107
01/01/2008 to 12/31/2008	$11.53	$7.66	2,008
01/01/2009 to 12/31/2009	$7.66	$9.64	2,255
01/01/2010 to 12/31/2010	$9.64	$10.63	2,445
01/01/2011 to 12/31/2011	$10.63	$10.33	2,641
01/01/2012 to 12/31/2012	$10.33	$12.21	2,836

MFS Research Bond
01/01/2003 to 12/31/2003	$12.70	$13.78	383
01/01/2004 to 12/31/2004	$13.78	$14.51	1,726
01/01/2005 to 12/31/2005	$14.51	$14.62	2,576
01/01/2006 to 12/31/2006	$14.62	$15.09	1,779
01/01/2007 to 12/31/2007	$15.09	$15.61	1,940
01/01/2008 to 12/31/2008	$15.61	$15.13	1,846
01/01/2009 to 12/31/2009	$15.13	$17.44	4,231
01/01/2010 to 12/31/2010	$17.44	$18.61	3,096
01/01/2011 to 12/31/2011	$18.61	$19.71	3,304
01/01/2012 to 12/31/2012	$19.71	$21.00	2,641

MFS Total Return
01/01/2003 to 12/31/2003	$9.36	$10.81	4,284
01/01/2004 to 12/31/2004	$10.81	$11.94	11,225
01/01/2005 to 12/31/2005	$11.94	$12.19	13,334
01/01/2006 to 12/31/2006	$12.19	$13.53	10,244
01/01/2007 to 12/31/2007	$13.53	$14.00	7,785
01/01/2008 to 12/31/2008	$14.00	$10.82	4,555
01/01/2009 to 12/31/2009	$10.82	$12.67	6,530
01/01/2010 to 12/31/2010	$12.67	$13.83	5,482
01/01/2011 to 12/31/2011	$13.83	$13.97	2,677
01/01/2012 to 12/31/2012	$13.97	$15.43	1,044

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

(CONDENSED FINANCIAL INFORMATION)—(Continued)

ACCUMULATION UNIT VALUES: Assumes An Administrative Fee of .60% and Mortality & Expense Charge Fee of .15%

	ACCUMULATION UNIT VALUE AT BEGINNING OF PERIOD (ROUNDED)	ACCUMULATION UNIT VALUE AT END OF PERIOD (ROUNDED)	NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

PIMCO PVIT Short Term
01/01/2005 to 12/31/2005	—	$10.19	—
01/01/2006 to 12/31/2006	$10.19	$10.55	1,233
01/01/2007 to 12/31/2007	$10.55	$10.94	1,233
01/01/2008 to 12/31/2008	$10.94	$10.83	—
01/01/2009 to 12/31/2009	$10.83	$11.58	1,558
01/01/2010 to 12/31/2010	$11.58	$11.74	190
01/01/2011 to 12/31/2011	$11.74	$11.71	3,390
01/01/2012 to 12/31/2012	$11.71	$11.95	3,057

T. ROWE PRICE Equity Income
01/01/2005 to 12/31/2005	—	$16.61	97
01/01/2006 to 12/31/2006	$16.61	$19.61	6,952
01/01/2007 to 12/31/2007	$19.61	$20.10	8,348
01/01/2008 to 12/31/2008	$20.10	$12.74	8,931
01/01/2009 to 12/31/2009	$12.74	$15.89	10,569
01/01/2010 to 12/31/2010	$15.89	$18.14	5,960
01/01/2011 to 12/31/2011	$18.14	$17.88	5,059
01/01/2012 to 12/31/2012	$17.88	$20.79	3,024

*	Date that Portfolio was first offered in this product

PRUDENTIAL RETIREMENT 30 Scranton Office Park Scranton, PA 18507-1789	PRESORTED BOUND PRINTED MATTER U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

DISCOVERY PREMIER® is a registered service mark of The Prudential Insurance Company of America.

Discovery Premier Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries; Pruco Securities, LLC and Prudential Investment Management Services LLC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

751 Broad Street

Newark, NJ 07102-3777

DP.PU.003

Ed. 05/2013

STATEMENT OF ADDITIONAL INFORMATION	MAY 1, 2013

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

DISCOVERY PREMIER

GROUP VARIABLE ANNUITY CONTRACTS

ISSUED THROUGH

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY PREMIER® Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 and 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified deferred compensation plans and non-qualified annuity arrangements. Prudential is a subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the 35 Subaccounts of the Prudential Discovery Premier Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding portfolio of The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AllianceBernstein Variable Products Series Fund, Inc; American Century Variable Portfolios, Inc.; Davis Variable Account Fund, Inc.; Delaware VIP® Trust; The Dreyfus Socially Responsible Growth Fund, Inc.; Franklin Templeton Variable Insurance Products Trust; Janus Aspen Series; MFS® Variable Insurance Trust ; PIMCO Variable Insurance Trust; and T. Rowe Price Equity Series, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2013. Certain portions of that prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling (877) 778-2100.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential Retirement Service Center

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone: (877) 778-2100

2

DEFINITIONS

CONTRACTS – The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements.

FUNDS – The Prudential Series Fund; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); AllianceBernstein Variable Products Series Fund, Inc.; American Century Variable Portfolios, Inc.; Davis Variable Account Fund, Inc.; Delaware VIP® Trust; The Dreyfus Socially Responsible Growth Fund, Inc.; Franklin Templeton Variable Insurance Products Trust; Janus Aspen Series; MFS® Variable Insurance Trust; PIMCO Variable Insurance Trust; and T. Rowe Price Equity Series, Inc., available under the Contracts. In this Statement of Additional Information we use the term “fund” to refer to a series or portfolio of a Fund.

PARTICIPANT – A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

PARTICIPANT ACCOUNT – An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE – The dollar amount held in a Participant Account.

PRUDENTIAL – The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT – A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the “Discovery Account”), invested through its Subaccounts in shares of the corresponding funds.

SUBACCOUNT – A division of the Discovery Account, the assets of which are invested in shares of the corresponding funds.

We set out other defined terms in the Prospectus.

3

ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding fund. The prospectus and the statement of additional information of each fund describe the investment management and administration of that fund.

We are generally responsible for the administrative and recordkeeping functions of the Discovery Account and pay the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by us include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

We are reimbursed for these administrative and recordkeeping expenses by the daily charge against the assets of each Subaccount for administrative expenses. That daily charge is equal to a maximum effective annual rate of 0.75% of the net assets in each Subaccount.

EXPERTS

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of the Prudential Discovery Premier Group Variable Contract Account as of December 31, 2012 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2012, 2011 and 2010, $137,435, $144,998 and $155,684, respectively, were paid to PIMS for its services as principal underwriter with respect to the Contracts. PIMS retained none of those commissions.

As discussed in the prospectus, PIMS pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•

Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).

4

•

Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•

Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker-dealers) that we are aware (as of December 31, 2012) received payment with respect to this group annuity during 2012 (or as to which a payment was accrued during 2012). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2012, the least amount paid, and greatest amount paid, were $38 and $ 136,705, respectively. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the Contract, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.

Name of Firm(s):	TBS Agency
LPL Financial LLC
Wells Fargo Wealth Brokerage Insurance Agency
Wells Fargo Advisors Insurance Agency

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Subaccount will be determined by multiplying the value of a Unit of that Subaccount for the preceding business day by the net investment factor for that Subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Subaccount for that day by the value of the assets of the Subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Subaccount is determined by multiplying the number of shares of The Prudential Series Fund (the “Series Fund”) or other fund held by that Subaccount by the net asset value of each share.

FEDERAL TAX STATUS

Other Tax Rules

1. Diversification

The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2. Investor Control

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

5

3. Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4. Generation-Skipping Transfers

If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.

6

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2012

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
ASSETS\(LIABILITIES)
Investment in the portfolio, at fair value	$835,383	$4,423,445	$1,773,381	$1,434,360	$1,751,809
(Payable to)/Receivable from The Prudential Insurance Company of America	50	28	(64)	28	34

Net Assets	$835,433	$4,423,473	$1,773,317	$1,434,388	$1,751,843

NET ASSETS, representing:
Accumulation units	$835,433	$4,423,473	$1,773,317	$1,434,388	$1,751,843

	$835,433	$4,423,473	$1,773,317	$1,434,388	$1,751,843

Units outstanding	60,805	176,515	79,696	75,438	95,209

Portfolio shares held	83,538	372,344	145,957	80,718	98,582
Portfolio net asset value per share	$10.00	$11.88	$12.15	$17.77	$17.77
Investment in portfolio shares, at cost	$835,378	$4,245,174	$1,757,846	$1,201,598	$1,426,754

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Government Income Portfolio	Prudential Conservative Balanced Portfolio	Prudential Flexible Managed Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$122	$174,384	$35,021	$26,788	$29,710

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	6,182	21,904	8,917	7,014	8,307

NET INVESTMENT INCOME (LOSS)	(6,060)	152,480	26,104	19,774	21,403

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	161,991	52,501	0	0
Realized gain (loss) on shares redeemed	0	(2,766)	(1,293)	(255)	526
Net change in unrealized gain (loss) on investments	0	59,292	(27,406)	109,956	163,865

NET GAIN (LOSS) ON INVESTMENTS	0	218,517	23,802	109,701	164,391

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,060)	$370,997	$49,906	$129,475	$185,794

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential High Yield Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Prudential Jennison Portfolio	Prudential Global Portfolio	Invesco V.I. Core Equity Fund	MFS Growth Series – Initial Class	T.Rowe Price Equity Income Portfolio

$430,985	$7,202,116	$4,221,267	$2,818,704	$917,530	$131,210	$366,207	$1,440,723
(1)	240	110	165	20	5	12	43

$430,984	$7,202,356	$4,221,377	$2,818,869	$917,550	$131,215	$366,219	$1,440,766

$430,984	$7,202,356	$4,221,377	$2,818,869	$917,550	$131,215	$366,219	$1,440,766

$430,984	$7,202,356	$4,221,377	$2,818,869	$917,550	$131,215	$366,219	$1,440,766

18,685	400,446	242,518	155,942	55,576	7,495	19,538	65,360

81,936	202,023	157,451	104,474	46,885	4,353	12,702	64,693
$5.26	$35.65	$26.81	$26.98	$19.57	$30.14	$28.83	$22.27
$399,253	$5,777,214	$3,456,146	$2,134,949	$792,736	$108,761	$274,816	$1,170,990

SUBACCOUNTS (Continued)
Prudential High Yield Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio	Prudential Jennison Portfolio	Prudential Global Portfolio	Invesco V.I. Core Equity Fund	MFS Growth Series – Initial Class	T.Rowe Price Equity Income Portfolio
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$26,831	$105,708	$24,511	$4,320	$12,516	$1,238	$0	$28,215

2,486	33,568	20,476	19,132	4,109	880	2,341	6,916

24,345	72,140	4,035	(14,812)	8,407	358	(2,341)	21,299

0	18,693	0	0	0	0	0	0
(124)	(3,305)	4,990	37,037	(637)	2,958	7	(1,583)
24,312	751,154	481,176	367,122	115,077	13,092	50,802	169,075

24,188	766,542	486,166	404,159	114,440	16,050	50,809	167,492

$48,533	$838,682	$490,201	$389,347	$122,847	$16,408	$48,468	$188,791

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2012

	SUBACCOUNTS
	Prudential Value Portfolio	Prudential Small Capitalization Stock Portfolio	Prudential Jennison 20/20 Focus Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. International Growth Fund
ASSETS\(LIABILITIES)
Investment in the portfolio, at fair value	$2,704,036	$2,007,240	$2,306,190	$89,150	$1,685,381
(Payable to)/Receivable from The Prudential Insurance Company of America	159	200	87	2	82

Net Assets	$2,704,195	$2,007,440	$2,306,277	$89,152	$1,685,463

NET ASSETS, representing:
Accumulation units	$2,704,195	$2,007,440	$2,306,277	$89,152	$1,685,463

	$2,704,195	$2,007,440	$2,306,277	$89,152	$1,685,463

Units outstanding	149,063	83,674	125,675	4,849	121,944

Portfolio shares held	149,642	108,149	144,770	7,190	56,123
Portfolio net asset value per share	$18.07	$18.56	$15.93	$12.40	$30.03
Investment in portfolio shares, at cost	$2,201,034	$1,355,115	$1,847,627	$85,520	$1,358,193

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	Prudential Value Portfolio	Prudential Small Capitalization Stock Portfolio	Prudential Jennison 20/20 Focus Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. International Growth Fund
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$24,489	$12,101	$0	$3,066	$23,715

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	17,984	13,708	14,658	649	10,853

NET INVESTMENT INCOME (LOSS)	6,505	(1,607)	(14,658)	2,417	12,862

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	100,799	65,908	0	0
Realized gain (loss) on shares redeemed	(13,957)	22,095	9,682	371	(9,476)
Net change in unrealized gain (loss) on investments	354,115	159,787	157,739	(964)	217,073

NET GAIN (LOSS) ON INVESTMENTS	340,158	282,681	233,329	(593)	207,597

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$346,663	$281,074	$218,671	$1,824	$220,459

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
AllianceBernstein Growth & Income Portfolio	AllianceBernstein VPS Large Cap Growth Portfolio – Class A	AllianceBernstein Small Cap Growth Portfolio	American Century VP Income & Growth Fund	Davis Value Portfolio	Dreyfus Socially Responsible Growth Fund	Franklin Small- Mid Cap Growth Securities Fund	Franklin Templeton Foreign Securities Fund

$979,548	$359,307	$427,858	$226,562	$310,007	$28,082	$1,818,540	$826,352
58	19	(22)	(2)	22	0	95	49

$979,606	$359,326	$427,836	$226,560	$310,029	$28,082	$1,818,635	$826,401

$979,606	$359,326	$427,836	$226,560	$310,029	$28,082	$1,818,635	$826,401

$979,606	$359,326	$427,836	$226,560	$310,029	$28,082	$1,818,635	$826,401

67,180	44,429	26,467	19,075	24,171	3,277	172,260	54,283

46,913	11,527	22,566	32,835	28,363	845	83,152	56,483
$20.88	$31.17	$18.96	$6.90	$10.93	$33.24	$21.87	$14.63
$727,231	$198,213	$386,927	$162,335	$243,459	$20,016	$1,119,817	$645,127

SUBACCOUNTS (Continued)
AllianceBernstein Growth & Income Portfolio	AllianceBernstein VPS Large Cap Growth Portfolio – Class A	AllianceBernstein Small Cap Growth Portfolio	American Century VP Income & Growth Fund	Davis Value Portfolio	Dreyfus Socially Responsible Growth Fund	Franklin Small- Mid Cap Growth Securities Fund	Franklin Templeton Foreign Securities Fund
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012

$15,042	$1,051	$0	$4,595	$5,084	$223	$0	$25,863

6,396	2,441	1,889	1,404	2,522	198	11,111	4,445

8,646	(1,390)	(1,889)	3,191	2,562	25	(11,111)	21,418

0	0	12,565	0	18,641	0	141,984	0
7,392	8,571	(1,017)	149	11,784	25	(520)	(10,699)
130,495	44,481	10,547	24,278	5,639	2,510	51,861	112,961

137,887	53,052	22,095	24,427	36,064	2,535	193,325	102,262

$146,533	$51,662	$20,206	$27,618	$38,626	$2,560	$182,214	$123,630

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2012

	SUBACCOUNTS
	Invesco V.I. Capital Development Fund	Janus Aspen Enterprise Portfolio – Institutional Shares	Janus Aspen Worldwide Growth Portfolio	MFS Research Bond Series – Initial Class	MFS Investors Growth Stock Series
ASSETS\(LIABILITIES)
Investment in the portfolio, at fair value	$0	$2,347,612	$542,156	$229,706	$571,936
(Payable to)/Receivable from The Prudential Insurance Company of America	0	204	7	8	8

Net Assets	$0	$2,347,816	$542,163	$229,714	$571,944

NET ASSETS, representing:
Accumulation units	$0	$2,347,816	$542,163	$229,714	$571,944

	$0	$2,347,816	$542,163	$229,714	$571,944

Units outstanding	0	216,447	70,756	10,833	66,462

Portfolio shares held	0	52,437	17,637	17,028	46,842
Portfolio net asset value per share	$0.00	$44.77	$30.74	$13.49	$12.21
Investment in portfolio shares, at cost	$0	$1,028,348	$404,029	$191,033	$447,123

STATEMENT OF OPERATIONS For the year ended December 31, 2012
	SUBACCOUNTS
	Invesco V.I. Capital Development Fund	Janus Aspen Enterprise Portfolio – Institutional Shares	Janus Aspen Worldwide Growth Portfolio	MFS Research Bond Series – Initial Class	MFS Investors Growth Stock Series
	01/01/2012 to 4/27/2012**	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend income	$0	$0	$4,205	$6,324	$2,389

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	522	13,249	2,526	1,581	2,637

NET INVESTMENT INCOME (LOSS)	(522)	(13,249)	1,679	4,743	(248)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	1,513	24,912
Realized gain (loss) on shares redeemed	467	31,961	1,079	553	1,814
Net change in unrealized gain (loss) on investments	(119,239)	310,975	79,738	8,078	51,499

NET GAIN (LOSS) ON INVESTMENTS	(118,772)	342,936	80,817	10,144	78,225

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(119,294)	$329,687	$82,496	$14,887	$77,977

**	Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
MFS Investors Trust Series	MFS Total Return Series	PIMCO Variable Insurance Trust Short-Term Portfolio	Delaware VIP Emerging Markets Series	Invesco Van Kampen V. I. Mid Cap Growth Fund

$71,555	$372,668	$471,411	$2,889,046	$266,935
(3)	12	4	119	(2,052)

$71,552	$372,680	$471,415	$2,889,165	$264,883

$71,552	$372,680	$471,415	$2,889,165	$264,883

$71,552	$372,680	$471,415	$2,889,165	$264,883

5,821	23,870	38,865	148,457	29,584

3,121	18,587	45,813	145,617	68,096
$22.93	$20.05	$10.29	$19.84	$3.92
$51,591	$303,786	$455,936	$2,261,386	$132,795

SUBACCOUNTS (Continued)
MFS Investors Trust Series	MFS Total Return Series	PIMCO Variable Insurance Trust Short-Term Portfolio	Delaware VIP Emerging Markets Series	Invesco Van Kampen V. I. Mid Cap Growth Fund
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	4/27/2012* to 12/31/2012

$599	$10,027	$4,035	$27,732	$0

464	2,526	2,522	15,044	(519)

135	7,501	1,513	12,688	519

0	0	877	0	93
(40)	6,080	(2)	(24,361)	15,585
10,698	24,706	7,458	364,279	134,140

10,658	30,786	8,333	339,918	149,818

$10,793	$38,287	$9,846	$352,606	$150,337

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Government Income Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(6,060)	$(6,735)	$152,480	$120,246	$26,104	$30,156
Capital gains distributions received	0	0	161,991	69,269	52,501	30,175
Realized gain (loss) on shares redeemed	0	0	(2,766)	(3,865)	(1,293)	(853)
Net change in unrealized gain (loss) on investments	0	0	59,292	19,071	(27,406)	43,493

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,060)	(6,735)	370,997	204,721	49,906	102,971

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	108,951	500,359	926,490	665,757	276,627	235,455
Withdrawal and other charges	(318,906)	(695,462)	(393,485)	(349,251)	(133,843)	(295,777)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(209,955)	(195,103)	533,005	316,506	142,784	(60,322)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(216,015)	(201,838)	904,002	521,227	192,690	42,649

NET ASSETS
Beginning of period	1,051,448	1,253,286	3,519,471	2,998,244	1,580,627	1,537,978

End of period	$835,433	$1,051,448	$4,423,473	$3,519,471	$1,773,317	$1,580,627

Beginning units	76,010	90,096	154,535	140,702	73,261	76,363

Units issued	8,030	40,556	38,599	127,606	12,567	67,306
Units redeemed	(23,235)	(54,642)	(16,619)	(113,773)	(6,132)	(70,408)

Ending units	60,805	76,010	176,515	154,535	79,696	73,261

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio		Prudential Flexible Managed Portfolio		Prudential High Yield Portfolio		Prudential Stock Index Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$19,774	$20,757	$21,403	$21,013	$24,345	$24,359	$72,140	$63,557
0	0	0	0	0	0	18,693	0
(255)	5,975	526	(327)	(124)	(297)	(3,305)	10,281
109,956	21,119	163,865	31,165	24,312	(8,705)	751,154	8,834

129,475	47,851	185,794	51,851	48,533	15,357	838,682	82,672

178,586	136,846	197,284	79,932	65,413	112,147	1,151,723	477,812
(45,180)	(202,495)	(65,980)	(75,900)	(26,224)	(156,028)	(302,908)	(644,150)

133,406	(65,649)	131,304	4,032	39,189	(43,881)	848,815	(166,338)

262,881	(17,798)	317,098	55,883	87,722	(28,524)	1,687,497	(83,666)

1,171,507	1,189,305	1,434,745	1,378,862	343,262	371,786	5,514,859	5,598,525

$1,434,388	$1,171,507	$1,751,843	$1,434,745	$430,984	$343,262	$7,202,356	$5,514,859

68,200	72,055	87,881	87,659	16,918	19,135	352,966	363,516

9,668	64,115	11,161	87,733	2,956	5,618	65,197	334,494
(2,430)	(67,970)	(3,833)	(87,511)	(1,189)	(7,835)	(17,717)	(345,044)

75,438	68,200	95,209	87,881	18,685	16,918	400,446	352,966

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Prudential Equity Portfolio		Prudential Jennison Portfolio		Prudential Global Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$4,305	$9,041	$(14,812)	$(10,741)	$8,407	$7,805
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	4,990	(2,812)	37,037	23,750	(637)	(2,076)
Net change in unrealized gain (loss) on investments	481,176	(156,753)	367,122	(12,823)	115,077	(61,117)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	490,201	(150,524)	389,347	186	122,847	(55,388)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	210,451	233,869	504,981	342,749	140,505	64,758
Withdrawal and other charges	(248,488)	(106,274)	(670,609)	(452,954)	(40,265)	(40,366)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(38,037)	127,595	(165,628)	(110,205)	100,240	24,392

TOTAL INCREASE (DECREASE) IN NET ASSETS	452,164	(22,929)	223,719	(110,019)	223,087	(30,996)

NET ASSETS
Beginning of period	3,769,213	3,792,142	2,595,150	2,705,169	694,463	725,459

End of period	$4,221,377	$3,769,213	$2,818,869	$2,595,150	$917,550	$694,463

Beginning units	244,944	236,712	165,854	172,230	49,205	47,568

Units issued	12,493	253,129	28,900	37,493	9,011	48,185
Units redeemed	(14,919)	(244,897)	(38,812)	(43,869)	(2,640)	(46,548)

Ending units	242,518	244,944	155,942	165,854	55,576	49,205

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
Invesco V.I. Core Equity Fund		MFS Growth Series – Initial Class		T.Rowe Price Equity Income Portfolio		Prudential Value Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$358	$421	$(2,341)	$(1,557)	$21,299	$14,482	$6,505	$8,687
0	0	0	0	0	0	0	0
2,958	1,079	7	630	(1,583)	(4,253)	(13,957)	(37,319)
13,092	(2,001)	50,802	(1,903)	169,075	(22,518)	354,115	(127,972)

16,408	(501)	48,468	(2,830)	188,791	(12,289)	346,663	(156,604)

6,751	7,867	39,951	28,155	192,588	192,951	320,668	353,677
(31,099)	(13,744)	(9,248)	(26,903)	(92,471)	(89,635)	(482,697)	(533,441)

(24,348)	(5,877)	30,703	1,252	100,117	103,316	(162,029)	(179,764)

(7,940)	(6,378)	79,171	(1,578)	288,908	91,027	184,634	(336,368)

139,155	145,533	287,048	288,626	1,151,858	1,060,831	2,519,561	2,855,929

$131,215	$139,155	$366,219	$287,048	$1,440,766	$1,151,858	$2,704,195	$2,519,561

9,018	9,358	17,848	17,774	61,024	55,585	158,149	168,128

404	497	2,208	2,034	9,065	54,705	19,590	28,322
(1,927)	(837)	(518)	(1,960)	(4,729)	(49,266)	(28,676)	(38,301)

7,495	9,018	19,538	17,848	65,360	61,024	149,063	158,149

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Prudential Small Capitalization Stock Portfolio		Prudential Jennison 20/20 Focus Portfolio		Invesco V.I. Government Securities Fund
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$(1,607)	$1,448	$(14,658)	$(12,715)	$2,417	$2,543
Capital gains distributions received	100,799	24,152	65,908	0	0	0
Realized gain (loss) on shares redeemed	22,095	34,071	9,682	2,993	371	(30)
Net change in unrealized gain (loss) on investments	159,787	(41,348)	157,739	(84,109)	(964)	4,145

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	281,074	18,323	218,671	(93,831)	1,824	6,658

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	198,663	384,107	480,283	324,440	9,344	23,012
Withdrawal and other charges	(413,237)	(475,862)	(289,438)	(340,485)	(34,219)	(5,467)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(214,574)	(91,755)	190,845	(16,045)	(24,875)	17,545

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,500	(73,432)	409,516	(109,876)	(23,051)	24,203

NET ASSETS
Beginning of period	1,940,940	2,014,372	1,896,761	2,006,637	112,203	88,000

End of period	$2,007,440	$1,940,940	$2,306,277	$1,896,761	$89,152	$112,203

Beginning units	93,256	96,664	114,044	114,845	6,214	5,225

Units issued	8,872	20,100	28,009	22,540	516	1,302
Units redeemed	(18,454)	(23,508)	(16,378)	(23,341)	(1,881)	(313)

Ending units	83,674	93,256	125,675	114,044	4,849	6,214

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
Invesco V.I. International Growth Fund		AllianceBernstein Growth & Income Portfolio		AllianceBernstein VPS Large Cap Growth Portfolio – Class A		AllianceBernstein Small Cap Growth Portfolio
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$12,862	$12,866	$8,646	$6,265	$(1,390)	$(1,308)	$(1,889)	$(502)
0	0	0	0	0	0	12,565	0
(9,476)	(15,012)	7,392	118	8,571	18,612	(1,017)	(524)
217,073	(107,195)	130,495	50,622	44,481	(27,343)	10,547	3,077

220,459	(109,341)	146,533	57,005	51,662	(10,039)	20,206	2,051

235,486	172,120	59,041	91,634	27,001	26,238	367,314	17,051
(200,932)	(246,565)	(123,641)	(177,466)	(49,825)	(73,584)	(35,032)	(6,309)

34,554	(74,445)	(64,600)	(85,832)	(22,824)	(47,346)	332,282	10,742

255,013	(183,786)	81,933	(28,827)	28,838	(57,385)	352,488	12,793

1,430,450	1,614,236	897,673	926,500	330,488	387,873	75,348	62,555

$1,685,463	$1,430,450	$979,606	$897,673	$359,326	$330,488	$427,836	$75,348

118,805	124,160	71,882	78,370	47,233	53,420	5,304	4,571

19,037	19,861	4,304	8,124	3,417	4,256	23,314	1,177
(15,898)	(25,216)	(9,006)	(14,612)	(6,221)	(10,443)	(2,151)	(444)

121,944	118,805	67,180	71,882	44,429	47,233	26,467	5,304

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	American Century VP Income & Growth Fund		Davis Value Portfolio		Dreyfus Socially Responsible Growth Fund
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$3,191	$1,716	$2,562	$447	$25	$20
Capital gains distributions received	0	0	18,641	28,374	0	0
Realized gain (loss) on shares redeemed	149	2,658	11,784	6,328	25	(4)
Net change in unrealized gain (loss) on investments	24,278	813	5,639	(53,612)	2,510	(30)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,618	5,187	38,626	(18,463)	2,560	(14)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,080	22,170	33,911	56,909	9,811	3,274
Withdrawal and other charges	(13,173)	(36,461)	(125,755)	(90,836)	(2,821)	(11)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,907	(14,291)	(91,844)	(33,927)	6,990	3,263

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,525	(9,104)	(53,218)	(52,390)	9,550	3,249

NET ASSETS
Beginning of period	194,035	203,139	363,247	415,637	18,532	15,283

End of period	$226,560	$194,035	$310,029	$363,247	$28,082	$18,532

Beginning units	18,624	19,978	31,788	34,607	2,409	1,992

Units issued	1,581	2,167	2,754	5,021	1,192	419
Units redeemed	(1,130)	(3,521)	(10,371)	(7,840)	(324)	(2)

Ending units	19,075	18,624	24,171	31,788	3,277	2,409

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton Foreign Securities Fund		Invesco V.I. Capital Development Fund		Janus Aspen Enterprise Portfolio – Institutional Shares
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 4/27/2012**	04/29/2011* to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$(11,111)	$(10,909)	$21,418	$12,229	$(522)	$(1,296)	$(13,249)	$(12,543)
141,984	0	0	0	0	0	0	0
(520)	(2,300)	(10,699)	2,975	467	(656)	31,961	31,360
51,861	(81,030)	112,961	(95,339)	(119,239)	119,239	310,975	(53,497)

182,214	(94,239)	123,680	(80,135)	(119,294)	117,287	329,687	(34,680)

170,636	331,792	98,315	153,527	12,270	151,902	340,058	409,791
(426,037)	(254,178)	(139,552)	(246,428)	(154,943)	(7,222)	(384,802)	(399,198)

(255,401)	77,614	(41,237)	(92,901)	(142,673)	144,680	(44,744)	10,593

(73,187)	(16,625)	82,443	(173,036)	(261,967)	261,967	284,943	(24,087)

1,891,822	1,908,447	743,958	916,994	261,967	0	2,062,873	2,086,960

$1,818,635	$1,891,822	$826,401	$743,958	$0	$261,967	$2,347,816	$2,062,873

184,229	176,607	57,742	63,384	32,575	0	248,946	247,133

3,059	138,647	7,149	44,861	1,418	33,767	7,792	158,890
(15,028)	(131,025)	(10,608)	(50,503)	(33,993)	(1,192)	(40,291)	(157,077)

172,260	184,229	54,283	57,742	0	32,575	216,447	248,946

*	Date subaccount became available for investment.

**	Date subaccount became unavailable for investment.

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2012 and 2011

	SUBACCOUNTS
	Janus Aspen Worldwide Growth Portfolio		MFS Research Bond Series – Initial Class		MFS Investors Growth Stock Series
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net investment income (loss)	$1,679	$279	$4,743	$4,473	$(248)	$423
Capital gains distributions received	0	0	1,513	2,595	24,912	0
Realized gain (loss) on shares redeemed	1,079	939	553	5,092	1,814	(177)
Net change in unrealized gain (loss) on investments	79,738	(65,917)	8,078	1,179	51,499	(1,623)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	82,496	(64,699)	14,887	13,339	77,977	(1,377)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	109,562	85,816	27,013	96,340	79,450	118,977
Withdrawal and other charges	(36,631)	(107,615)	(40,051)	(131,134)	(47,209)	(3,239)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	72,931	(21,799)	(13,038)	(34,794)	32,241	115,738

TOTAL INCREASE (DECREASE) IN NET ASSETS	155,427	(86,498)	1,849	(21,455)	110,218	114,361

NET ASSETS
Beginning of period	386,736	473,234	227,865	249,320	461,726	347,365

End of period	$542,163	$386,736	$229,714	$227,865	$571,944	$461,726

Beginning units	60,292	63,250	11,464	13,293	55,864	42,068

Units issued	15,622	60,781	1,322	5,076	15,642	57,351
Units redeemed	(5,158)	(63,739)	(1,953)	(6,905)	(5,044)	(43,555)

Ending units	70,756	60,292	10,833	11,464	66,462	55,864

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
MFS Investors Trust Series		MFS Total Return Series		PIMCO Variable Insurance Trust Short-Term Portfolio		Delaware VIP Emerging Markets Series
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011

$135	$140	$7,501	$7,416	$1,513	$1,798	$12,688	$45,030
0	0	0	0	877	685	0	0
(40)	(12)	6,080	5,204	(2)	34	(24,361)	(41,605)
10,698	(1,792)	24,706	(4,968)	7,458	(2,774)	364,279	(690,488)

10,793	(1,664)	38,287	7,652	9,846	(257)	352,606	(687,063)

3,850	3,899	29,797	56,322	38,477	94,797	352,653	470,367
(773)	(7)	(90,870)	(100,255)	(17,449)	(37,884)	(390,030)	(857,801)

3,077	3,892	(61,073)	(43,933)	21,028	56,913	(37,377)	(387,434)

13,870	2,228	(22,786)	(36,281)	30,874	56,656	315,229	(1,074,497)

57,682	55,454	395,466	431,747	440,541	383,885	2,573,936	3,648,433

$71,552	$57,682	$372,680	$395,466	$471,415	$440,541	$2,889,165	$2,573,936

5,553	5,186	28,014	30,950	37,128	32,304	154,035	174,164

334	368	1,983	4,073	3,202	31,852	20,131	141,220
(66)	(1)	(6,127)	(7,009)	(1,465)	(27,028)	(25,709)	(161,349)

5,821	5,553	23,870	28,014	38,865	37,128	148,457	154,035

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2012 and 2011

SUBACCOUNTS
Invesco Van Kampen V. I. Mid Cap Growth Fund
4/27/2012* to 12/31/2012
OPERATIONS
Net investment income (loss)	$519
Capital gains distributions received	93
Realized gain (loss) on shares redeemed	15,585
Net change in unrealized gain (loss) on investments	134,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	150,337

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	164,508
Withdrawal and other charges	(49,962)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	114,546

TOTAL INCREASE (DECREASE) IN NET ASSETS	264,883

NET ASSETS
Beginning of period	0

End of period	$264,883

Beginning units	0

Units issued	35,160
Units redeemed	(5,576)

Ending units	29,584

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A17

NOTES TO FINANCIAL STATEMENTS OF THE

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

December 31, 2012

The Prudential Discovery Premier Group Variable Contract Account (the “Account”) was established on November 9, 1999 by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), and commenced operations in June 2000 under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchase of Discovery Premier Group Annuity Contracts (the “Contracts”) are invested in the Account. The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”), as amended, and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts and generally are issued to employers (“Contractholders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a Contract is a “Participant.”

The Account is comprised of thirty five Subaccounts. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “Portfolios”) as follows:

Alliance Bernstein Growth & Income Portfolio

Alliance Bernstein Small Cap Growth Portfolio

Alliance Bernstein VPS Large Cap Growth Portfolio – Class A

American Century VP Income & Growth Fund

Davis Value Portfolio

Delaware VIP Emerging Markets Series

Dreyfus Socially Responsible Growth Fund

Franklin Small-Mid Cap Growth Securities Fund

Franklin Templeton Foreign Securities Fund

Janus Aspen Enterprise Portfolio – Institutional Shares

Janus Aspen Worldwide Growth Portfolio

Invesco V.I. Government Securities Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Capital Development Fund (merged to Invesco Van Kampen V.I. Mid Cap Growth Fund)**

Invesco V.I. International Growth Fund

Invesco Van Kampen V. I. Mid Cap Growth Fund (merged from Invesco V.I. Capital Development Fund)

MFS Growth Series – Initial Class

MFS Investors Growth Stock Series

MFS Investors Trust Series

MFS Research Bond Series – Initial Class

MFS Total Return Series

PIMCO Variable Insurance Trust Short-Term Portfolio

Prudential Conservative Balanced Portfolio

Prudential Diversified Bond Portfolio

Prudential Equity Portfolio

Prudential Flexible Managed Portfolio

Prudential Global Portfolio

Prudential Government Income Portfolio

Prudential High Yield Bond Portfolio

Prudential Jennison 20/20 Focus Portfolio

Prudential Jennison Portfolio

Prudential Money Market Portfolio

Prudential Small Capitalization Stock Portfolio

Prudential Stock Index Portfolio

Prudential Value Portfolio

T. Rowe Price Equity Income Portfolio

**	Subaccount no longer available for investment as of December 31, 2012.

All contractual obligations arising under contracts participating in the Account are general corporate obligations of Prudential, although Participants’ payments from the Account will depend upon the investment experience of the Account.

The Series Fund is a diversified open-end management investment company, and each portfolio of the Series Fund is managed by Prudential Investments LLC, which is an affiliate

A18

of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these portfolios of mutual funds is available upon request to the appropriate companies.

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2012 as net transfers between subaccounts. The transfers occurred as follows:

April 27, 2012	Removed Portfolio	Surviving Portfolio
	Invesco V.I. Capital Development Fund	Invesco Van Kampen V.I. Mid Cap Growth Fund
Shares Outstanding	21,195	75,378
Net asset value per share	$14.19	$3.99
Net assets before merger	$300,757	$0
Net assets after merger	$0	$300,757

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon the specific identification method. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

New Accounting Pronouncements

Effective January 1, 2012, the Account adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 3. Adoption of this guidance did not have a material effect on the Account’s net assets or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques into

A19

Note 3:	Fair Value (Continued)

three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those securities. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the investment. As of December 31, 2012, the Account did not have any Level 3 investments.

As of December 31, 2012, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of Series Fund, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 fund investments, as of December 31, 2012, are presented below.

Proprietary Funds (Series Fund)	$32,826,446
AllianceBernstein Growth & Income Portfolio	$979,548
AllianceBernstein VPS Large Cap Growth Portfolio – Class A	$359,307
AllianceBernstein Small Cap Growth Portfolio	$427,858
Davis Value Portfolio	$310,007
Franklin Templeton Foreign Securities Fund	$826,352
Janus Aspen Enterprise Portfolio – Institutional Shares	$2,347,612
Janus Aspen Worldwide Growth Portfolio	$542,156
Invesco Van Kampen V. I. Mid Cap Growth Fund	$266,935

Transfers between Level 1 and 2:

During 2012 there were no transfers from Level 1 to Level 2. There were transfers from Level 2 to Level 1 as presented below. The transfers are based on values as of December 31, 2011. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

Level 2 – 1

Dreyfus Socially Responsible Growth Fund	$18,530

A20

Note 4:	Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments, excluding distributions received and invested, in the portfolios for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$100,294	$(316,398)
Prudential Diversified Bond Portfolio	$900,382	$(389,209)
Prudential Government Income Portfolio	$271,163	$(137,232)
Prudential Conservative Balanced Portfolio	$175,615	$(49,190)
Prudential Flexible Managed Portfolio	$196,875	$(73,834)
Prudential High Yield Portfolio	$63,179	$(26,462)
Prudential Stock Index Portfolio	$1,140,207	$(324,720)
Prudential Equity Portfolio	$210,523	$(268,880)
Prudential Jennison Portfolio	$402,282	$(586,954)
Prudential Global Portfolio	$146,678	$(50,517)
Invesco V.I. Core Equity Fund	$6,047	$(31,268)
MFS Growth Series – Initial Class	$36,411	$(8,035)
T.Rowe Price Equity Income Portfolio	$187,856	$(94,615)
Prudential Value Portfolio	$241,329	$(421,242)
Prudential Small Capitalization Stock Portfolio	$128,923	$(357,146)
Prudential Jennison 20/20 Focus Portfolio	$448,004	$(271,719)
Invesco V.I. Government Securities Fund	$8,473	$(33,994)
Invesco V.I. International Growth Fund	$210,200	$(186,433)
AllianceBernstein Growth & Income Portfolio	$47,836	$(118,812)
AllianceBernstein VPS Large Cap Growth Portfolio – Class A	$24,216	$(46,052)
AllianceBernstein Small Cap Growth Portfolio	$361,802	$(31,383)
American Century VP Income & Growth Fund	$16,275	$(12,764)
Davis Value Portfolio	$31,372	$(125,719)
Dreyfus Socially Responsible Growth Fund	$9,713	$(2,921)
Franklin Small-Mid Cap Growth Securities Fund	$163,416	$(429,859)
Franklin Templeton Foreign Securities Fund	$92,571	$(138,220)
Invesco V.I. Capital Development	$10,895	$(154,065)
Janus Aspen Enterprise Portfolio – Institutional Shares	$322,408	$(380,424)
Janus Aspen Worldwide Growth Portfolio	$107,580	$(37,148)
MFS Research Bond Series – Initial Class	$25,667	$(40,285)
MFS Investors Growth Stock Series	$79,141	$(49,517)
MFS Investors Trust Series	$3,737	$(1,120)
MFS Total Return Series	$26,066	$(89,650)
PIMCO Variable Insurance Trust Short-Term Portfolio	$37,162	$(18,643)
Delaware VIP Emerging Markets Series	$328,216	$(380,466)
Invesco Van Kampen V. I. Mid Cap Growth Fund	$165,038	$(80,027)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Prudential Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative, and customer service functions.

A21

Note 6:	Related Party Transactions (Continued)

The Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), an indirect, wholly-owned subsidiary of PFI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services with respect to each portfolio of the Prudential Series Fund. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Fund. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Fund. The Account invests only in Class I shares of the Series Fund, not Class II shares.

PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. In order to support the income yield, PI has voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluded capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of the PI and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent for each portfolio of the Series Fund.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions amoung wholly unrelated parties.

Note 7:	Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding during the respective periods, were considered when determining the expense ratio. The summary may not reflect the minimum and maximum contract charges as contract holders may not have selected all available options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2012	61	$13.61	to	$13.78	$835	0.01%	0.65%	to	0.75%	-0.73%	to	-0.63%
December 31, 2011	76	$13.71	to	$13.86	$1,051	0.02%	0.65%	to	0.75%	-0.72%	to	-0.62%
December 31, 2010	90	$13.81	to	$13.95	$1,253	0.03%	0.65%	to	0.75%	-0.71%	to	-0.61%
December 31, 2009	18	$13.91	to	$14.04	$251	0.43%	0.65%	to	0.75%	-0.36%	to	-0.26%
December 31, 2008	23	$13.96	to	$14.07	$323	2.57%	0.65%	to	0.75%	1.88%	to	1.98%

	Prudential Diversified Bond Portfolio
December 31, 2012	177	$24.48	to	$25.25	$4,423	4.46%	0.50%	to	0.75%	9.86%	to	10.13%
December 31, 2011	155	$22.28	to	$22.93	$3,519	4.37%	0.50%	to	0.75%	6.71%	to	6.98%
December 31, 2010	141	$20.88	to	$21.43	$2,998	4.28%	0.50%	to	0.75%	9.75%	to	10.02%
December 31, 2009	116	$19.02	to	$19.48	$2,243	4.42%	0.50%	to	0.75%	19.61%	to	19.91%
December 31, 2008	104	$15.91	to	$16.25	$1,687	4.67%	0.50%	to	0.75%	-4.18%	to	-3.94%

A22

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Income Portfolio
December 31, 2012	80	$21.66	to	$22.34	$1,773	2.09%	0.50%	to	0.75%	2.86%	to	3.12%
December 31, 2011	73	$21.05	to	$21.67	$1,581	2.46%	0.50%	to	0.75%	6.83%	to	7.09%
December 31, 2010	76	$19.71	to	$20.23	$1,538	2.86%	0.50%	to	0.75%	6.19%	to	6.46%
December 31, 2009	81	$18.56	to	$19.00	$1,526	2.90%	0.50%	to	0.75%	6.91%	to	7.17%
December 31, 2008	73	$17.36	to	$17.73	$1,294	4.31%	0.50%	to	0.75%	3.53%	to	3.78%

	Prudential Conservative Balanced Portfolio
December 31, 2012	75	$18.49	to	$19.08	$1,434	2.02%	0.50%	to	0.75%	10.41%	to	10.68%
December 31, 2011	68	$16.75	to	$17.24	$1,172	2.25%	0.50%	to	0.75%	3.82%	to	4.08%
December 31, 2010	72	$16.13	to	$16.56	$1,189	2.41%	0.50%	to	0.75%	10.91%	to	11.19%
December 31, 2009	69	$14.55	to	$14.90	$1,028	3.46%	0.50%	to	0.75%	19.11%	to	19.41%
December 31, 2008	67	$12.21	to	$12.47	$827	3.05%	0.50%	to	0.75%	-21.99%	to	-21.80%

	Prudential Flexible Managed Portfolio
December 31, 2012	95	$17.90	to	$18.46	$1,752	1.86%	0.50%	to	0.75%	12.53%	to	12.81%
December 31, 2011	88	$15.90	to	$16.37	$1,435	1.95%	0.50%	to	0.75%	3.56%	to	3.82%
December 31, 2010	88	$15.36	to	$15.76	$1,379	2.24%	0.50%	to	0.75%	11.20%	to	11.48%
December 31, 2009	86	$13.81	to	$14.14	$1,217	3.37%	0.50%	to	0.75%	19.06%	to	19.35%
December 31, 2008	89	$11.60	to	$11.85	$1,053	2.58%	0.50%	to	0.75%	-25.38%	to	-25.20%

	Prudential High Yield Portfolio
December 31, 2012	19	$22.78	to	$23.07	$431	7.02%	0.65%	to	0.75%	13.58%	to	13.69%
December 31, 2011	17	$20.06	to	$20.29	$343	7.34%	0.65%	to	0.75%	4.32%	to	4.42%
December 31, 2010	19	$19.23	to	$19.43	$372	8.36%	0.65%	to	0.75%	13.20%	to	13.31%
December 31, 2009	20	$16.99	to	$17.15	$342	9.16%	0.65%	to	0.75%	46.07%	to	46.21%
December 31, 2008	18	$11.63	to	$11.73	$210	7.35%	0.65%	to	0.75%	-22.86%	to	-22.78%

	Prudential Stock Index Portfolio
December 31, 2012	400	$17.48	to	$18.04	$7,202	1.65%	0.50%	to	0.75%	14.82%	to	15.10%
December 31, 2011	353	$15.23	to	$15.67	$5,515	1.60%	0.50%	to	0.75%	1.19%	to	1.44%
December 31, 2010	364	$15.05	to	$15.45	$5,599	1.74%	0.50%	to	0.75%	13.73%	to	14.02%
December 31, 2009	348	$13.23	to	$13.55	$4,705	2.56%	0.50%	to	0.75%	25.13%	to	25.44%
December 31, 2008	325	$10.57	to	$10.80	$3,505	1.92%	0.50%	to	0.75%	-37.41%	to	-37.25%

	Prudential Equity Portfolio
December 31, 2012	243	$16.87	to	$17.41	$4,221	0.60%	0.50%	to	0.75%	12.84%	to	13.12%
December 31, 2011	245	$14.96	to	$15.39	$3,769	0.68%	0.50%	to	0.75%	-4.19%	to	-3.95%
December 31, 2010	237	$15.61	to	$16.02	$3,792	0.78%	0.50%	to	0.75%	11.07%	to	11.35%
December 31, 2009	231	$14.05	to	$14.39	$3,317	1.23%	0.50%	to	0.75%	37.14%	to	37.48%
December 31, 2008	220	$10.25	to	$10.47	$2,304	1.07%	0.50%	to	0.75%	-38.62%	to	-38.47%

	Prudential Jennison Portfolio
December 31, 2012	156	$17.93	to	$18.49	$2,819	0.15%	0.50%	to	0.75%	15.32%	to	15.60%
December 31, 2011	166	$15.55	to	$16.00	$2,595	0.30%	0.50%	to	0.75%	-0.45%	to	-0.20%
December 31, 2010	172	$15.62	to	$16.03	$2,705	0.46%	0.50%	to	0.75%	11.12%	to	11.39%
December 31, 2009	158	$14.05	to	$14.39	$2,236	0.43%	0.50%	to	0.75%	41.96%	to	42.32%
December 31, 2008	177	$9.90	to	$10.11	$1,769	0.25%	0.50%	to	0.75%	-37.75%	to	-37.59%

	Prudential Global Portfolio
December 31, 2012	56	$16.02	to	$16.53	$918	1.56%	0.50%	to	0.75%	16.65%	to	16.94%
December 31, 2011	49	$13.74	to	$14.14	$694	1.54%	0.50%	to	0.75%	-7.67%	to	-7.44%
December 31, 2010	48	$14.88	to	$15.27	$725	1.58%	0.50%	to	0.75%	11.91%	to	12.18%
December 31, 2009	46	$13.30	to	$13.61	$624	2.54%	0.50%	to	0.75%	30.41%	to	30.74%
December 31, 2008	43	$10.20	to	$10.41	$452	1.42%	0.50%	to	0.75%	-43.35%	to	-43.20%

	Invesco V.I. Core Equity Fund
December 31, 2012	7	$16.66	to	$17.59	$131	0.93%	0.65%	to	0.75%	13.04%	to	13.15%
December 31, 2011	9	$14.74	to	$15.54	$139	0.96%	0.65%	to	0.75%	-0.81%	to	-0.71%
December 31, 2010	9	$14.86	to	$15.65	$146	0.91%	0.65%	to	0.75%	8.74%	to	8.85%
December 31, 2009	11	$13.66	to	$14.38	$162	1.88%	0.65%	to	0.75%	27.34%	to	27.46%
December 31, 2008	13	$10.73	to	$11.28	$147	2.56%	0.65%	to	0.75%	-30.66%	to	-30.59%

A23

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Growth Series – Initial Class
December 31, 2012	20	$18.65	to	$18.88	$366	0.00%	0.65%	to	0.75%	16.51%	to	16.63%
December 31, 2011	18	$16.01	to	$16.19	$287	0.19%	0.65%	to	0.75%	-1.07%	to	-0.97%
December 31, 2010	18	$16.18	to	$16.35	$289	0.12%	0.65%	to	0.75%	14.48%	to	14.59%
December 31, 2009	18	$14.13	to	$14.26	$251	0.06%	0.65%	to	0.75%	36.64%	to	36.78%
December 31, 2008	20	$10.34	to	$10.43	$203	0.00%	0.65%	to	0.75%	-37.88%	to	-37.82%

	T.Rowe Price Equity Income Portfolio
December 31, 2012	65	$20.79	to	$22.14	$1,441	2.18%	0.50%	to	0.75%	16.28%	to	16.57%
December 31, 2011	61	$17.88	to	$18.99	$1,152	1.79%	0.50%	to	0.75%	-1.45%	to	-1.21%
December 31, 2010	56	$18.14	to	$19.22	$1,061	1.92%	0.50%	to	0.75%	14.17%	to	14.45%
December 31, 2009	56	$15.89	to	$16.80	$933	1.58%	0.50%	to	0.75%	24.66%	to	24.97%
December 31, 2008	54	$12.74	to	$13.44	$713	1.93%	0.50%	to	0.75%	-36.58%	to	-36.43%

	Prudential Value Portfolio
December 31, 2012	149	$18.02	to	$18.25	$2,704	0.95%	0.65%	to	0.75%	13.77%	to	13.88%
December 31, 2011	158	$15.84	to	$16.03	$2,520	1.03%	0.65%	to	0.75%	-6.28%	to	-6.19%
December 31, 2010	168	$16.90	to	$17.08	$2,856	0.85%	0.65%	to	0.75%	13.01%	to	13.13%
December 31, 2009	169	$14.96	to	$15.10	$2,544	2.02%	0.65%	to	0.75%	40.87%	to	41.01%
December 31, 2008	154	$10.62	to	$10.71	$1,638	1.86%	0.65%	to	0.75%	-42.72%	to	-42.67%

	Prudential Small Capitalization Stock Portfolio
December 31, 2012	84	$23.82	to	$24.12	$2,007	0.61%	0.65%	to	0.75%	15.16%	to	15.28%
December 31, 2011	93	$20.69	to	$20.93	$1,941	0.79%	0.65%	to	0.75%	-0.19%	to	-0.09%
December 31, 2010	97	$20.73	to	$20.94	$2,014	0.80%	0.65%	to	0.75%	24.99%	to	25.12%
December 31, 2009	93	$16.58	to	$16.74	$1,554	1.81%	0.65%	to	0.75%	24.25%	to	24.37%
December 31, 2008	89	$13.35	to	$13.46	$1,200	1.13%	0.65%	to	0.75%	-31.55%	to	-31.48%

	Prudential Jennison 20/20 Focus Portfolio
December 31, 2012	126	$18.24	to	$18.47	$2,306	0.00%	0.65%	to	0.75%	10.21%	to	10.32%
December 31, 2011	114	$16.55	to	$16.74	$1,897	0.08%	0.65%	to	0.75%	-4.88%	to	-4.79%
December 31, 2010	115	$17.40	to	$17.59	$2,007	0.00%	0.65%	to	0.75%	7.04%	to	7.14%
December 31, 2009	112	$16.26	to	$16.41	$1,824	0.47%	0.65%	to	0.75%	56.65%	to	56.81%
December 31, 2008	94	$10.38	to	$10.47	$975	0.57%	0.65%	to	0.75%	-39.60%	to	-39.54%

	Invesco V.I. Government Securities Fund
December 31, 2012	5	$18.38	to	$18.38	$89	3.08%	0.65%	to	0.65%	1.82%	to	1.82%
December 31, 2011	6	$18.06	to	$18.06	$112	3.31%	0.65%	to	0.65%	7.21%	to	7.21%
December 31, 2010	5	$16.84	to	$16.84	$88	4.56%	0.65%	to	0.65%	4.72%	to	4.72%
December 31, 2009	11	$15.93	to	$16.08	$171	4.28%	0.65%	to	0.75%	-0.76%	to	-0.66%
December 31, 2008	12	$16.05	to	$16.19	$193	5.75%	0.65%	to	0.75%	11.46%	to	11.58%

	Invesco V.I. International Growth Fund
December 31, 2012	122	$13.74	to	$13.92	$1,685	1.54%	0.65%	to	0.75%	14.67%	to	14.79%
December 31, 2011	119	$11.98	to	$12.12	$1,430	1.55%	0.65%	to	0.75%	-7.44%	to	-7.34%
December 31, 2010	124	$12.95	to	$13.08	$1,614	2.35%	0.65%	to	0.75%	12.02%	to	12.14%
December 31, 2009	124	$11.56	to	$11.67	$1,438	1.60%	0.65%	to	0.75%	34.23%	to	34.36%
December 31, 2008	110	$8.61	to	$8.68	$948	0.67%	0.65%	to	0.75%	-40.82%	to	-40.77%

	AllianceBernstein Growth & Income Portfolio
December 31, 2012	67	$14.43	to	$14.61	$980	1.57%	0.65%	to	0.75%	16.65%	to	16.77%
December 31, 2011	72	$12.37	to	$12.51	$898	1.34%	0.65%	to	0.75%	5.53%	to	5.63%
December 31, 2010	78	$11.72	to	$11.84	$927	0.00%	0.65%	to	0.75%	12.25%	to	12.36%
December 31, 2009	93	$10.44	to	$10.54	$979	4.19%	0.65%	to	0.75%	19.92%	to	20.04%
December 31, 2008	100	$8.71	to	$8.78	$879	2.17%	0.65%	to	0.75%	-41.05%	to	-40.99%

	AllianceBernstein VPS Large Cap Growth Portfolio – Class A
December 31, 2012	44	$8.01	to	$8.11	$359	0.29%	0.65%	to	0.75%	15.52%	to	15.64%
December 31, 2011	47	$6.94	to	$7.02	$330	0.33%	0.65%	to	0.75%	-3.76%	to	-3.67%
December 31, 2010	53	$7.21	to	$7.28	$388	0.54%	0.65%	to	0.75%	9.28%	to	9.39%
December 31, 2009	70	$6.59	to	$6.66	$468	0.16%	0.65%	to	0.75%	36.49%	to	36.62%
December 31, 2008	84	$4.83	to	$4.87	$409	0.00%	0.65%	to	0.75%	-40.11%	to	-40.05%

A24

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AllianceBernstein Small Cap Growth Portfolio
December 31, 2012	26	$16.09	to	$16.29	$428	0.00%	0.65%	to	0.75%	14.17%	to	14.28%
December 31, 2011	5	$14.09	to	$14.25	$75	0.00%	0.65%	to	0.75%	3.68%	to	3.79%
December 31, 2010	5	$13.59	to	$13.73	$63	0.00%	0.65%	to	0.75%	35.89%	to	36.02%
December 31, 2009	5	$10.00	to	$10.10	$46	0.00%	0.65%	to	0.75%	40.69%	to	40.84%
December 31, 2008	6	$7.11	to	$7.17	$43	0.00%	0.65%	to	0.75%	-45.95%	to	-45.89%

	American Century VP Income & Growth Fund
December 31, 2012	19	$11.73	to	$11.88	$227	2.13%	0.65%	to	0.75%	13.89%	to	14.01%
December 31, 2011	19	$10.30	to	$10.42	$194	1.58%	0.65%	to	0.75%	2.34%	to	2.45%
December 31, 2010	20	$10.06	to	$10.17	$203	1.48%	0.65%	to	0.75%	13.30%	to	13.41%
December 31, 2009	25	$8.88	to	$8.97	$224	5.11%	0.65%	to	0.75%	17.21%	to	17.33%
December 31, 2008	28	$7.58	to	$7.64	$216	2.09%	0.65%	to	0.75%	-35.07%	to	-35.01%

	Davis Value Portfolio
December 31, 2012	24	$12.80	to	$12.96	$310	1.48%	0.65%	to	0.75%	12.24%	to	12.35%
December 31, 2011	32	$11.40	to	$11.53	$363	0.86%	0.65%	to	0.75%	-4.89%	to	-4.79%
December 31, 2010	35	$11.99	to	$12.11	$416	1.20%	0.65%	to	0.75%	11.93%	to	12.04%
December 31, 2009	43	$10.71	to	$10.81	$465	0.94%	0.65%	to	0.75%	30.17%	to	30.30%
December 31, 2008	43	$8.23	to	$8.30	$355	0.92%	0.65%	to	0.75%	-40.77%	to	-40.71%

	Dreyfus Socially Responsible Growth Fund
December 31, 2012	3	$8.52	to	$8.62	$28	0.79%	0.65%	to	0.75%	11.14%	to	11.25%
December 31, 2011	2	$7.66	to	$7.75	$19	0.85%	0.65%	to	0.75%	0.15%	to	0.25%
December 31, 2010	2	$7.65	to	$7.73	$15	0.87%	0.65%	to	0.75%	13.97%	to	14.08%
December 31, 2009	2	$6.71	to	$6.78	$15	1.05%	0.65%	to	0.75%	32.76%	to	32.89%
December 31, 2008	1	$5.06	to	$5.10	$3	0.91%	0.65%	to	0.75%	-34.92%	to	-34.85%

	Franklin Small-Mid Cap Growth Securities Fund
December 31, 2012	172	$11.10	to	$11.45	$1,819	0.00%	0.50%	to	0.75%	10.29%	to	10.56%
December 31, 2011	184	$10.06	to	$10.35	$1,892	0.00%	0.50%	to	0.75%	-5.30%	to	-5.07%
December 31, 2010	177	$10.62	to	$10.91	$1,908	0.00%	0.50%	to	0.75%	26.99%	to	27.30%
December 31, 2009	148	$8.37	to	$8.57	$1,252	0.00%	0.50%	to	0.75%	42.87%	to	43.23%
December 31, 2008	167	$5.86	to	$5.98	$991	0.00%	0.50%	to	0.75%	-42.77%	to	-42.63%

	Franklin Templeton Foreign Securities Fund
December 31, 2012	54	$14.88	to	$15.36	$826	3.36%	0.50%	to	0.75%	17.72%	to	18.01%
December 31, 2011	58	$12.64	to	$13.01	$744	1.98%	0.50%	to	0.75%	-11.11%	to	-10.89%
December 31, 2010	63	$14.22	to	$14.60	$917	2.13%	0.50%	to	0.75%	7.87%	to	8.14%
December 31, 2009	61	$13.19	to	$13.51	$816	3.44%	0.50%	to	0.75%	36.31%	to	36.65%
December 31, 2008	57	$9.67	to	$9.88	$556	2.82%	0.50%	to	0.75%	-40.68%	to	-40.53%

	Invesco V.I. Capital Development Fund (available April 29, 2011 - April 27, 2012)
December 31, 2012	0	$0	to	$0	$0	0.00%	0.65%	to	0.75%	13.70%	to	13.74%
December 31, 2011	33	$8.01	to	$8.10	$262	0.00%	0.65%	to	0.75%	-18.08%	to	-18.02%

	Janus Aspen Enterprise Portfolio – Institutional Shares
December 31, 2012	216	$9.50	to	$9.80	$2,348	0.00%	0.50%	to	0.75%	16.43%	to	16.71%
December 31, 2011	249	$8.16	to	$8.40	$2,063	0.00%	0.50%	to	0.75%	-2.15%	to	-1.91%
December 31, 2010	247	$8.34	to	$8.56	$2,087	0.07%	0.50%	to	0.75%	24.91%	to	25.22%
December 31, 2009	266	$6.67	to	$6.84	$1,792	0.00%	0.50%	to	0.75%	43.74%	to	44.10%
December 31, 2008	259	$4.64	to	$4.74	$1,214	0.27%	0.50%	to	0.75%	-44.14%	to	-44.00%

	Janus Aspen Worldwide Growth Portfolio
December 31, 2012	71	$7.48	to	$7.72	$542	0.92%	0.50%	to	0.75%	19.19%	to	19.48%
December 31, 2011	60	$6.28	to	$6.46	$387	0.59%	0.50%	to	0.75%	-14.38%	to	-14.17%
December 31, 2010	63	$7.33	to	$7.53	$473	0.58%	0.50%	to	0.75%	14.97%	to	15.26%
December 31, 2009	66	$6.38	to	$6.53	$430	1.45%	0.50%	to	0.75%	36.67%	to	37.01%
December 31, 2008	62	$4.67	to	$4.77	$296	1.25%	0.50%	to	0.75%	-45.07%	to	-44.94%

	MFS Research Bond Series – Initial Class
December 31, 2012	11	$21.00	to	$21.27	$230	2.72%	0.65%	to	0.75%	6.55%	to	6.66%
December 31, 2011	11	$19.71	to	$19.94	$228	2.63%	0.65%	to	0.75%	5.95%	to	6.06%
December 31, 2010	13	$18.61	to	$18.80	$249	3.02%	0.65%	to	0.75%	6.67%	to	6.77%
December 31, 2009	15	$17.44	to	$17.61	$267	4.02%	0.65%	to	0.75%	15.29%	to	15.40%
December 31, 2008	13	$15.13	to	$15.26	$200	3.11%	0.65%	to	0.75%	-3.09%	to	-2.99%

A25

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Investors Growth Stock Series
December 31, 2012	66	$9.33	to	$9.63	$572	0.46%	0.50%	to	0.65%	16.10%	to	16.39%
December 31, 2011	56	$8.13	to	$8.27	$462	0.57%	0.50%	to	0.65%	-0.07%	to	0.08%
December 31, 2010	42	$8.14	to	$8.27	$347	0.45%	0.50%	to	0.65%	11.75%	to	11.92%
December 31, 2009	35	$7.28	to	$7.39	$257	0.69%	0.50%	to	0.65%	38.65%	to	38.86%
December 31, 2008	31	$5.25	to	$5.32	$162	0.59%	0.50%	to	0.65%	-37.28%	to	-37.19%

	MFS Investors Trust Series
December 31, 2012	6	$12.21	to	$12.37	$72	0.90%	0.65%	to	0.75%	18.30%	to	18.41%
December 31, 2011	6	$10.32	to	$10.44	$58	0.94%	0.65%	to	0.75%	-2.91%	to	-2.81%
December 31, 2010	5	$10.63	to	$10.75	$55	1.07%	0.65%	to	0.75%	10.27%	to	10.38%
December 31, 2009	5	$9.64	to	$9.74	$47	1.66%	0.65%	to	0.75%	25.95%	to	26.08%
December 31, 2008	5	$7.66	to	$7.72	$36	0.96%	0.65%	to	0.75%	-33.58%	to	-33.51%

	MFS Total Return Series
December 31, 2012	24	$15.43	to	$15.62	$373	2.61%	0.65%	to	0.75%	10.43%	to	10.54%
December 31, 2011	28	$13.97	to	$14.13	$395	2.43%	0.65%	to	0.75%	1.01%	to	1.11%
December 31, 2010	31	$13.83	to	$13.98	$432	2.87%	0.65%	to	0.75%	9.11%	to	9.22%
December 31, 2009	36	$12.67	to	$12.80	$458	3.50%	0.65%	to	0.75%	17.15%	to	17.26%
December 31, 2008	34	$10.82	to	$10.91	$367	3.32%	0.65%	to	0.75%	-22.71%	to	-22.63%

	PIMCO Variable Insurance Trust Short-Term Portfolio
December 31, 2012	39	$11.95	to	$12.18	$471	0.89%	0.50%	to	0.75%	2.01%	to	2.27%
December 31, 2011	37	$11.71	to	$11.91	$441	0.94%	0.50%	to	0.75%	-0.24%	to	0.01%
December 31, 2010	32	$11.74	to	$11.91	$384	0.84%	0.50%	to	0.75%	1.35%	to	1.60%
December 31, 2009	35	$11.58	to	$11.72	$414	1.90%	0.50%	to	0.75%	7.10%	to	7.26%
December 31, 2008	16	$10.87	to	$10.93	$178	3.56%	0.50%	to	0.65%	-0.96%	to	-0.81%

	Delaware VIP Emerging Markets Series
December 31, 2012	148	$18.74	to	$19.11	$2,889	1.03%	0.50%	to	0.75%	13.59%	to	13.87%
December 31, 2011	154	$16.50	to	$16.78	$2,574	1.92%	0.50%	to	0.75%	-20.38%	to	-20.18%
December 31, 2010	174	$20.72	to	$21.02	$3,648	0.76%	0.50%	to	0.75%	17.61%	to	17.90%
December 31, 2009	166	$17.62	to	$17.83	$2,959	1.13%	0.50%	to	0.75%	76.78%	to	77.22%
December 31, 2008	141	$9.96	to	$10.06	$1,417	1.59%	0.50%	to	0.75%	-51.92%	to	-51.80%

	Invesco Van Kampen V. I. Mid Cap Growth Fund (available April 27, 2012)
December 31, 2012	30	$8.90	to	$9.02	$265	0.03%	0.65%	to	0.75%	-2.21%	to	-2.15%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and, administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a

A26

Note 7:	Financial Highlights (Continued)

reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2012 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

Prudential assesses a daily charge for administrative expenses, based on a percentage of the average assets in each Subaccount of the Discovery Premier Account, as agreed upon under each Contract. Additionally, there is a 0.15% daily charge assessed for the assumption of mortality and expense risks, which is also based on the average assets in each Subaccount of the Discovery Premier Account. While a total maximum administrative fee and mortality and expense risk charge of 0.90% could be charged under the Contracts, the total rates currently charged by Prudential for these expenses range between 0.50% to 0.75%, which is assessed through a reduction in unit values.

Withdrawal Charge

A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment on contributions received from a roll-over, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder. This charge is assessed through the redemption of units. Prudential has waived withdrawal charges effective October 1, 2009.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Policies reduced by applicable deductions, charges, and state premium taxes.

Withdrawals and other charges—are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them, as well as various contract level charges as described in contract charges and features section located above.

(Payable to)/Receivable from The Prudential Insurance Company of America—At times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract holder payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account’s Statement of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the contract holder’s account or the related unit value.

A27

Note 9:	Participant Loans

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential. The maximum loan amount is the lesser of (a) $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan or (b) 50% of the value of the Participant’s vested interest under a Contract. In the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Those payments are invested in the Subaccounts chosen by the Participant. The Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, the loan amount will be deducted pro rata from the participant account value in subaccounts.

The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the employer. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to Participants, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution and Prudential will send the appropriate tax information to the participant and the Internal Revenue Service.

Prudential charges a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

A28

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

The Prudential Discovery Premier Group Variable Contract Account

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of The Prudential Discovery Premier Group Variable Contract Account at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 18, 2013

A29

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2012 and 2011 (in millions, except share amounts)

	2012	2011
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2012-$144,218; 2011- $112,265)	$157,775	$123,027
Trading account assets supporting insurance liabilities, at fair value	18,748	17,749
Other trading account assets, at fair value	3,840	5,055
Equity securities, available for sale, at fair value (cost: 2012-$4,035; 2011-$4,153)	5,346	4,917
Commercial mortgage and other loans	30,738	28,787
Policy loans	8,215	8,077
Other long-term investments (includes $464 and $366 measured at fair value under the fair value option at December 31, 2012 and 2011, respectively)	6,722	3,824
Short-term investments and other	3,607	5,329

Total investments	234,991	196,765
Cash and cash equivalents	3,487	4,428
Accrued investment income	1,934	1,635
Deferred policy acquisition costs	7,982	6,850
Other assets	8,066	7,677
Due from parent and affiliates	8,698	6,919
Separate account assets	207,554	174,740

TOTAL ASSETS	$472,712	$399,014

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$118,100	$82,349
Policyholders’ account balances	76,219	75,055
Policyholders’ dividends	7,390	5,639
Securities sold under agreements to repurchase	5,680	6,031
Cash collateral for loaned securities	3,902	2,847
Income taxes	4,081	3,564
Short-term debt	700	1,255
Long-term debt	12,011	10,101
Other liabilities	6,710	5,748
Due to parent and affiliates	8,596	10,882
Separate account liabilities	207,554	174,740

Total liabilities	450,943	378,211

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized; issued and outstanding at December 31, 2012 and 2011)	2	2
Additional paid-in capital	18,269	18,282
Accumulated other comprehensive income	3,212	2,618
Retained earnings (accumulated deficit)	277	(109)

Total Prudential Insurance Company of America’s equity	21,760	20,793

Noncontrolling interests	9	10

Total equity	21,769	20,803

TOTAL LIABILITIES AND EQUITY	$472,712	$399,014

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2012, 2011 and 2010 (in millions)

	2012	2011	2010
REVENUES
Premiums	$42,466	$10,586	$10,229
Policy charges and fee income	3,168	2,575	2,199
Net investment income	8,891	8,762	8,680
Other income	1,603	1,937	1,571
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,417)	(1,913)	(2,655)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	1,264	1,664	2,261
Other realized investment gains (losses), net	230	1,614	1,657

Total realized investment gains (losses), net	77	1,365	1,263

Total revenues	56,205	25,225	23,942

BENEFITS AND EXPENSES
Policyholders’ benefits	45,357	12,623	11,918
Interest credited to policyholders’ account balances	2,870	3,146	3,314
Dividends to policyholders	2,052	2,600	2,101
Amortization of deferred policy acquisition costs	654	1,217	385
General and administrative expenses	4,250	4,472	3,541

Total benefits and expenses	55,183	24,058	21,259

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,022	1,167	2,683

Income taxes:
Current	622	266	(267)
Deferred	(550)	175	1,057

Total income tax expense (benefit)	72	441	790

INCOME FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	950	726	1,893
Equity in earnings of operating joint ventures, net of taxes	37	156	46

INCOME FROM CONTINUING OPERATIONS	987	882	1,939
Income (loss) from discontinued operations, net of taxes	(2)	15	31

NET INCOME	985	897	1,970
Less: Income (loss) attributable to noncontrolling interests	(1)	(13)	1

NET INCOME ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$986	$910	$1,969

See Notes to Consolidated Financial Statements

PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Comprehensive Income

December 31, 2012, 2011 and 2010 (in millions)

	2012	2011	2010

NET INCOME	$985	$897	$1,970

Other comprehensive income, before tax:

Foreign currency translation adjustments:
Foreign currency translation adjustments for the period	6	4	5
Reclassification adjustment for amounts included in net income	-	(40)	(7)

Total	6	(36)	(2)

Net unrealized investment gains:
Unrealized investment gains for the period	1,815	3,562	2,502
Reclassification adjustment for (gains) losses included in net income	(282)	(939)	(423)

Total	1,533	2,623	2,079

Defined benefit pension and postretirement unrecognized net periodic benefit:
Prior service cost for the period	53	-	-
Actuarial gain (loss) for the period	(829)	(384)	418
Impact of foreign currency changes and other	(6)	15	7
Amortization of transition obligation, prior service cost and actuarial gain (loss) included in net income	97	75	76

Total	(685)	(294)	501

Other comprehensive income, before tax	854	2,293	2,578

Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	1	(9)	(4)
Net unrealized investment gains	496	932	700
Defined benefit pension and postretirement unrecognized net periodic benefit	(237)	(100)	179

Total	260	823	875

Other comprehensive income, net of taxes	594	1,470	1,703

Comprehensive Income	1,579	2,367	3,673

Less: Comprehensive income (loss) attributable to noncontrolling interests	(1)	(13)	1

Comprehensive income attributable to Prudential Insurance Company of America	$1,580	$2,380	$3,672

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity

Years Ended December 31, 2012, 2011 and 2010 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Prudential Insurance Company of America Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2009	$2	$18,372	$2,700	$(447)	$20,627	$22	$20,649
Impact of adoption of accounting changes	-	-	(961)	(108)	(1,069)	-	(1,069)
Dividend to Parent	-	-	(3,000)	-	(3,000)	-	(3,000)
Assets purchased/transferred from affiliates	-	(96)	-	-	(96)	-	(96)
Long-term stock-based compensation program	-	(1)	-	-	(1)	-	(1)
Comprehensive income:
Net income	-	-	1,969	-	1,969	1	1,970
Other comprehensive income, net of tax				1,703	1,703	-	1,703

Total comprehensive income					3,672	1	3,673

Balance, December 31, 2010	2	18,275	708	1,148	20,133	23	20,156

Dividends to parent	-	-	(1,727)	-	(1,727)	-	(1,727)
Assets purchased/transferred from affiliates	-	-	-	-	-	-	-
Long-term stock-based compensation program	-	7	-	-	7	-	7
Comprehensive loss:
Net income (loss)	-	-	910	-	910	(13)	897
Other comprehensive loss, net of taxes				1,470	1,470	-	1,470

Total comprehensive income (loss)					2,380	(13)	2,367

Balance, December 31, 2011	2	18,282	(109)	2,618	20,793	10	20,803

Dividends to parent	-	-	(600)	-	(600)	-	(600)
Assets purchased/transferred from affiliates	-	(35)	-	-	(35)	-	(35)
Long-term stock-based compensation program	-	22	-	-	22	-	22
Comprehensive income:
Net income	-	-	986	-	986	(1)	985
Other comprehensive income, net of tax:				594	594	-	594

Total comprehensive income					1,580	(1)	1,579

Balance, December 31, 2012	$2	$18,269	$277	$3,212	$21,760	$9	$21,769

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2012, 2011 and 2010 (in millions)

	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$985	$897	$1,970
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(77)	(1,364)	(1,263)
Policy charges and fee income	(1,001)	(751)	(729)
Interest credited to policyholders’ account balances	2,871	3,147	3,314
Depreciation and amortization	(205)	(206)	(264)
(Gains) losses on trading account assets supporting insurance liabilities, net	(408)	(385)	(468)
Change in:
Deferred policy acquisition costs	(1,229)	(428)	(986)
Future policy benefits and other insurance liabilities	2,321	1,735	1,790
Other trading account assets	1,404	563	(1,369)
Income taxes	824	(197)	(188)
Other, net	(2,643)	2,132	2,760

Cash flows from operating activities	2,842	5,143	4,567

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	27,664	25,501	21,002
Equity securities, available for sale	3,345	2,346	1,676
Trading account assets supporting insurance liabilities and other trading account assets	12,969	21,082	37,880
Commercial mortgage and other loans	4,075	3,797	3,794
Policy loans	994	890	897
Other long-term investments	371	354	622
Short-term investments	17,476	14,103	12,685
Payments for the purchase/origination of:
Fixed maturities, available for sale	(27,872)	(25,799)	(26,662)
Equity securities, available for sale	(3,055)	(2,100)	(1,587)
Trading account assets supporting insurance liabilities and other trading account assets	(13,206)	(22,439)	(38,796)
Commercial mortgage and other loans	(6,018)	(5,838)	(4,090)
Policy loans	(783)	(611)	(660)
Other long-term investments	(1,308)	(824)	(636)
Short-term investments	(18,432)	(13,827)	(11,589)
Due to/from parent and affiliates	(1,210)	(1,358)	1,401
Other, net	83	110	62

Cash flows used in investing activities	(4,907)	(4,613)	(4,001)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	15,780	15,467	15,542
Policyholders’ account withdrawals	(16,768)	(15,565)	(16,478)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	704	1,065	(724)
Net change in financing arrangements (maturities 90 days or less)	(363)	37	491
Proceeds from the issuance of debt (maturities longer than 90 days)	2,803	2,793	2,343
Repayments of debt (maturities longer than 90 days)	(585)	(1,473)	(2,702)
Excess tax benefits from share-based payment arrangements	22	12	4
Dividends to parent	(600)	(1,630)	(3,000)
Other, net	138	(122)	176

Cash flows from (used in) financing activities	1,131	584	(4,348)

Effect of foreign exchange rate changes on cash balances	(7)	(15)	(28)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(941)	1,099	(3,810)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,428	3,329	7,139

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,487	$4,428	$3,329

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$(211)	$355	$(56)
Interest paid	$505	$306	$313

NON-CASH TRANSACTIONS DURING THE YEAR
Federal Home Loan Bank of New York debt reissued as funding agreements and reported as policyholder account balances	$445	$-	$-
Assets received and related liabilities recorded from two significant Pension Risk Transfer transactions	$33,423	$-	$-

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block assets and liabilities (See Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading, which was sold in 2011.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through April 12, 2013, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Out of Period Adjustments

During 2012, the Company recorded out of period adjustments resulting in an aggregate net decrease of $76 million to “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2012. The adjustments were primarily due to 1) a charge of $70 million resulting from an increase in reserves for

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

estimated payments arising from use of new Social Security Master Death File matching criteria to identify deceased policy and contract holders, which should have been reflected in the third quarter of 2011; and 2) an increase of $40 million in recorded liabilities for certain employee benefits based on a review of the consistency of recognition of such liabilities across the Company which should have been recorded in prior years. Management has evaluated the errors and concluded they were not material to any previously reported financial statements or to the current year.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives, including those used by the Company in its capacity as a broker-dealer and derivative hedging positions used in a non-broker-dealer capacity primarily to hedge the risks related to certain products. These instruments are carried at fair value. Realized and unrealized gains and losses on these investments and on derivatives used by the Company in its capacity as a broker-dealer are reported in “Other income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.” Interest and dividend income from these investments is reported in “Net investment income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity securities available-for-sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and certain perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties, other collateralized loans, and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

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Notes to Consolidated Financial Statements

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.” Income and expenses related to these transactions executed within the Company’s global commodities group are reported in “Income from discontinued operations, net of taxes.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

“Other long-term investments” consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 5 for additional information about variable interest entities.

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Notes to Consolidated Financial Statements

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s former broker-dealer operations were marked-to-market through “Income from discontinued operations, net of taxes.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

foreign currency translation loss is not expected to be recovered before maturity, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of estimated gross profits, estimated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate. The effect of changes to estimated gross profits on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts (other than single premium group annuities with life contingencies), acquisition costs are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, value of business acquired, goodwill and other intangible assets, deferred sales inducements, the Company’s investments in operating joint ventures, which include the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

and equipment, reinsurance recoverables, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities, derivative liabilities, reinsurance payables, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its deferred annuity, defined contribution and defined benefit businesses. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

In accordance with accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

than its carrying amount. Factors such as macroeconomic conditions; industry and market considerations; cost factors and other are used to assess the validity of goodwill. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Identifiable intangible assets are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangibles requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. Identifiable intangible assets primarily include customer relationships and mortgage servicing rights. See Note 9 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 10 for additional information regarding future policy benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Other Income

“Other income” includes asset management fees and securities and commodities commission revenues, which are recognized in the period in which the services are performed. Realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in AOCI. Gains and losses resulting from the remeasurement of foreign currency transactions are reported in either AOCI or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Derivatives were also used in a derivative broker-dealer capacity in the Company’s global commodities group to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices and prices of securities and commodities. The Company’s global commodities group was sold on July 1, 2011. See Note 3 for further details. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Income from discontinued operations, net of taxes” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within AOCI.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Adoption of New Accounting Pronouncements

In December 2012, the Company adopted retrospectively a change in method of applying an accounting principle for the Company’s pension plans. The change in accounting method relates to the calculation of market related value of pension plan assets, used to determine net periodic pension cost. The impact of this change in accounting method on net income for the year ended December 31, 2012 was an increase of $96 million. In addition, this change resulted in a cumulative increase of $144 million in retained earnings previously reported for December 31, 2009, with a corresponding decrease in AOCI. For additional information on the change in accounting method for the Company’s pension plans, see Note 17.

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. Retained earnings previously reported for December 31, 2009 were reduced $1,105 million and AOCI was increased $36 million as a result of this retrospective adoption. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs”, and, as such, will initially result in lower earnings in future periods. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

The following tables present amounts as previously reported for the periods indicated, the effect on those amounts of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above, as well as the effect of retrospective application of a change in accounting principle for the Company’s pension plans as also discussed above.

Consolidated Statement of Financial Position:

	December 31, 2011
	As Previously Reported	Effect of DAC Change	Effect of Pension Accounting Change	As Currently Reported
	(in millions)
Deferred policy acquisition costs	$8,505	$(1,655)	$-	$6,850
TOTAL ASSETS	400,669	(1,655)	-	399,014

Policyholders’ account balances	75,051	4	-	75,055
Income taxes	4,142	(578)	-	3,564
Total liabilities	378,785	(574)	-	378,211

Accumulated other comprehensive income (loss)	2,693	98	(173)	2,618
Retained earnings	897	(1,179)	173	(109)
Total Prudential Insurance Company of America’s equity	21,874	(1,081)	-	20,793
Total equity	21,884	(1,081)	-	20,803
TOTAL LIABILITIES AND EQUITY	$400,669	$(1,655)	$-	$399,014

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Consolidated Statements of Operations:

	Year Ended December 31, 2011
	As Previously Reported	Effect of DAC Change	Effect of Pension Accounting Change	As Currently Reported
	(in millions)
REVENUES
Policy charges and fee income	$2,574	$1	$-	$2,575
Total revenues	25,224	1	-	25,225
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	1,456	(239)	-	1,217
General and administrative expenses	4,269	240	(37)	4,472
Total benefits and expenses	24,094	1	(37)	24,058
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,130	-	37	1,167
Income tax expense	428	-	13	441
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	702	-	24	726
Equity in earnings of operating joint ventures, net of tax	156	-	-	156
INCOME (LOSS) FROM CONTINUING OPERATIONS	858	-	24	882
NET INCOME (LOSS)	873	-	24	897
NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$886	$-	$24	$910

	Year Ended December 31, 2010
	As Previously Reported	Effect of DAC Change	Effect of Pension Accounting Change	As Currently Reported
	(in millions)
REVENUES
Policy charges and fee income	$2,197	$2	$-	$2,199
Total revenues	23,940	2	-	23,942
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	475	(90)	-	385
General and administrative expenses	3,343	207	(9)	3,541
Total benefits and expenses	21,151	117	(9)	21,259
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	2,789	(115)	9	2,683
Income tax expense	827	(40)	3	790
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,962	(75)	6	1,893

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity in earnings of operating joint ventures, net of tax	46	-	-	46
INCOME (LOSS) FROM CONTINUING OPERATIONS	2,008	(75)	6	1,939
NET INCOME (LOSS)	2,039	(75)	6	1,970
NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$2,038	$(75)	$6	$1,969

Consolidated Statements of Cash Flows:

	Year Ended December 31, 2011
	As Previously Reported	Effect of DAC Change	Effect of Pension Accounting Change	As Currently Reported
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$873	$-	$24	$897
Adjustments to reconcile net income to net cash provided by operating activities:
Change in:
Deferred policy acquisition costs	(392)	(36)	-	(428)
Other, net	2,120	36	(24)	2,132
Cash flows from operating activities	$5,143	$-	$-	$5,143

	Year Ended December 31, 2010
	As Previously Reported	Effect of DAC Change	Effect of Pension Accounting Change	As Currently Reported
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,039	$(75)	$6	$1,970
Adjustments to reconcile net income to net cash provided by operating activities:
Change in:
Deferred policy acquisition costs	(1,103)	117	-	(986)
Other, net	2,808	(42)	(6)	2,760
Cash flows from operating activities	$4,567	$-	$-	$4,567

In September 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the application of the goodwill impairment test. The updated guidance allows an entity to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is not necessary. However, if an entity concludes otherwise, then it must perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the impairment loss, if any. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and to proceed directly to performing the first step of the two-step goodwill

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The updated guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company’s early adoption of this guidance, as permitted, effective December 31, 2011, had no impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 19. Adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In December 2010, the FASB issued authoritative guidance for business combinations that modifies the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing authoritative guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This new guidance is effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In December 2010, the FASB issued authoritative guidance that specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. This guidance expands the supplemental pro forma disclosures required for business combinations to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination(s) included in the reported pro forma revenue and earnings. This new guidance is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Company adopted this guidance prospectively for business combinations for which the acquisition date is on or after January 1, 2011. The disclosures included in Note 3 reflect this guidance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 4. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 4.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. This guidance is not expected to impact the Company’s consolidated statements of financial position or cash flows. The Company is currently assessing the impact of this guidance on the Company’s consolidated statements of operations and equity and the notes to consolidated financial statements.

3. ACQUISITIONS AND DISPOSITIONS

Acquisition of The Hartford’s Individual Life Insurance Business

On January 2, 2013, the Company acquired The Hartford’s individual life insurance business through a reinsurance transaction. Under the agreement, the Company paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with a net retained face amount in force of approximately $135 billion. This acquisition increases the Company’s scale in the U.S. individual life insurance market, particularly universal life products, and provides complementary distribution opportunities through expanded wirehouse and bank distribution channels.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The assets and liabilities assumed will be included in the Company’s Consolidated Financial Statements beginning on the acquisition date. These amounts are not yet available but will be displayed in future disclosures. Assets assumed primarily include invested assets, VOBA, which represents the difference between the fair value and carrying value of the liabilities, determined as of the acquisition date, and goodwill, which represents the excess of the acquisition cost over the net fair value of the assets and liabilities assumed. Goodwill is not expected to be deductible for income tax purposes. Liabilities assumed primarily represent policyholders’ account balances and future policy benefits. In addition, the Company’s Consolidated Financial Statements will include offsetting separate account assets and liabilities.

Discontinued Operations

Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2012	2011	2010
	(in millions)
Real estate investments sold or held for sale(1)	$(3)	$(1)	$12
Global commodities business(2)	-	22	30

Income (loss) from discontinued operations before income taxes	(3)	21	42
Income tax (benefit) expense	(1)	6	11

Income (loss) from discontinued operations, net of taxes	$(2)	$15	$31

(1)	Reflects the income or loss from discontinued real estate investments.
(2)

In 2011, the Company completed the sale of all the issued and outstanding shares of capital stock of the subsidiaries that conduct its global commodities business (the “Global Commodities Business”) and certain assets that are primarily used in connection with the Global Commodities Business to Jefferies Group, Inc. (“Jefferies”). Subsidiaries included in the sale were Prudential Bache Commodities, LLC, Prudential Bache Securities, LLC, Bache Commodities Limited, and Bache Commodities (Hong Kong) Ltd. The Company received cash proceeds of $422 million. Included in the table above for the year ended December 31, 2011, are after-tax losses of $13 million recorded in connection with the sale of these operations, consisting of pre-tax losses of $12 million and income tax benefit of $1 million.

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $6 million and $1 million, respectively, at December 31, 2012 and $14 million and $2 million, respectively, at December 31, 2011.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,184	$2,198	$30	$11,352	$-
Obligations of U.S. states and their political subdivisions	2,339	397	5	2,731	-
Foreign government bonds	1,618	372	3	1,987	1
Corporate securities	103,552	10,848	728	113,672	(1)
Asset-backed securities(1)	10,838	176	670	10,344	(900)
Commercial mortgage-backed securities	10,211	661	5	10,867	-
Residential mortgage-backed securities(2)	6,476	353	7	6,822	(11)

Total fixed maturities, available-for-sale	$144,218	$15,005	$1,448	$157,775	$(911)

Equity securities, available-for-sale	$4,035	$1,325	$14	$5,346

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings. Amount excludes $666 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2011(3)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(4)
	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,164	$2,162	$-	$10,326	$-
Obligations of U.S. states and their political subdivisions	1,835	295	1	2,129	-
Foreign government bonds	1,302	319	6	1,615	1
Corporate securities	74,442	9,124	550	83,016	(19)
Asset-backed securities(1)	10,912	120	1,703	9,329	(1,122)
Commercial mortgage-backed securities	9,934	618	10	10,542	-
Residential mortgage-backed securities(2)	5,676	415	21	6,070	(12)

Total fixed maturities, available-for-sale	$112,265	$13,053	$2,291	$123,027	$(1,152)

Equity securities, available-for-sale	$4,153	$948	$184	$4,917

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)	Prior period’s amounts are presented on a basis consistent with the current period presentation.
(4)

Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings. Amount excludes $182 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2012, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$6,564	$6,683
Due after one year through five years	25,620	27,396
Due after five years through ten years	34,254	37,824
Due after ten years	50,255	57,839
Asset-backed securities	10,838	10,344
Commercial mortgage-backed securities	10,211	10,867
Residential mortgage-backed securities	6,476	6,822

Total	$144,218	$157,775

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2012	2011	2010
	(in millions)
Fixed maturities, available-for-sale
Proceeds from sales	$11,596	$12,493	$7,807
Proceeds from maturities/repayments	15,560	12,742	13,216
Gross investment gains from sales, prepayments, and maturities	419	797	580
Gross investment losses from sales and maturities	(118)	(102)	(51)

Equity securities, available-for-sale
Proceeds from sales	$3,342	$2,349	$1,659
Gross investment gains from sales	311	439	308
Gross investment losses from sales	(205)	(135)	(40)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(1)	$(153)	$(249)	$(394)
Writedowns for impairments on equity securities	(32)	(30)	(40)

(1)

Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31,
	2012	2011
	(in millions)
Balance, beginning of period	$1,193	$1,154
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(291)	(252)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	(74)	(29)
Credit loss impairment recognized in the current period on securities not previously impaired	20	29
Additional credit loss impairments recognized in the current period on securities previously impaired	89	260
Increases due to the passage of time on previously recorded credit losses	58	53
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(23)	(22)

Balance, end of period	$972	$1,193

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” as of the dates indicated:

	December 31, 2012		December 31, 2011(3)
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$938	$938	$951	$951
Fixed maturities:
Corporate securities	10,968	11,998	10,195	10,939
Commercial mortgage-backed securities	2,096	2,229	2,157	2,247
Residential mortgage-backed securities(1)	1,965	2,026	1,786	1,845
Asset-backed securities(2)	1,178	1,116	1,504	1,367
Foreign government bonds	119	126	55	58
U.S. government authorities and agencies and obligations of U.S. states	259	307	293	330

Total fixed maturities	16,585	17,802	15,990	16,786
Equity securities	17	8	17	12

Total trading account assets supporting insurance liabilities	$17,540	$18,748	$16,958	$17,749

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)	Prior period’s amounts are presented on a basis consistent with the current period presentation.

The net change in unrealized gains / (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income”, was $417 million, $336 million and $372 million during the years ended December 31, 2012, 2011 and 2010, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets” as of the dates indicated:

	December 31, 2012		December 31, 2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Fixed maturities	$358	$374	$496	$499
Equity securities	198	223	207	211

Subtotal	556	597	703	710

Derivative instruments		3,243		4,345

Total other trading account assets	$556	$3,840	$703	$5,055

The net change in unrealized gains / (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income”, was $34 million, $(34) million and $7 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2012		December 31, 2011
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial and Agricultural mortgage loans by property type:
Office	$6,223	20.2%	$5,790	20.0%
Retail	7,479	24.3	6,804	23.6
Apartments/Multi-Family	4,260	13.8	4,027	13.9
Industrial	6,850	22.3	6,415	22.2
Hospitality	1,245	4.0	1,420	4.9
Other	2,678	8.7	2,459	8.5

Total commercial mortgage loans	28,735	93.3	26,915	93.1

Agricultural property loans	2,057	6.7	1,988	6.9

Total commercial mortgage and agricultural loans by property type	30,792	100.0%	28,903	100.0%

Valuation allowance	(204)		(267)

Total net commercial mortgage and agricultural loans by property type	30,588		28,636

Other loans
Uncollateralized loans	145		145
Residential property loans	5		7
Other collateralized loans	-		-

Total other loans	150		152
Valuation allowance	-		(1)

Total net other loans	150		151

Total commercial mortgage and other loans	$30,738		$28,787

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (28%), New York (11%) and Texas (8%) at December 31, 2012.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year, 2010	$366	$8	$-	$-	$-	$374
Addition to / (release of) allowance of losses	(104)	5	-	-	1	(98)
Charge-offs, net of recoveries	(8)	-	-	-	-	(8)
Change in foreign exchange	-	-	-	-	-	-

Total Ending Balance, 2011	$254	$13	$-	$-	$1	$268

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year, 2011	$254	$13	$-	$-	$1	$268
Addition to / (release of) allowance of losses	(9)	-	-	-	(1)	(10)
Charge-offs, net of recoveries	(54)	-	-	-	-	(54)
Change in foreign exchange	-	-	-	-	-	-

Total Ending Balance, 2012	$191	$13	$-	$-	$-	$204

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, for the years ended December 31:

	2012
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment	$41	$6	$-	$-	$-	$47
Ending balance: collectively evaluated for impairment	150	7	-	-	-	157
Ending balance: loans acquired with deteriorated credit quality	-	-	-	-	-	-

Total ending balance	$191	$13	$-	$-	$-	$204

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Recorded Investment:(1)
Ending balance gross of reserves: individually evaluated for impairment	$575	$40	$-	$-	$-	$615
Ending balance gross of reserves: collectively evaluated for impairment	28,160	2,017	5	-	145	30,327
Ending balance gross of reserves: loans acquired with deteriorated credit quality	-	-	-	-	-	-

Total ending balance, gross of reserves	$28,735	$2,057	$5	$-	$145	$30,942

(1) Recorded investment reflects the balance sheet carrying value gross of related allowance.
	2011
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment	$88	$6	$-	$-	$-	$94
Ending balance: collectively evaluated for impairment	166	7	-	-	1	174
Ending balance: loans acquired with deteriorated credit quality	-	-	-	-	-	-

Total ending balance	$254	$13	$-	$-	$1	$268

Recorded Investment:(1)
Ending balance gross of reserves: individually evaluated for impairment	$715	$36	$-	$-	$-	$751
Ending balance gross of reserves: collectively evaluated for impairment	26,200	1,952	7	-	146	28,305
Ending balance gross of reserves: loans acquired with deteriorated credit quality	-	-	-	-	-	-

Total ending balance, gross of reserves	$26,915	$1,988	$7	$-	$146	$29,056

(1) Recorded investment reflects the balance sheet carrying value gross of related allowance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, for the years ended December 31, are as follows:

	2012
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)
	(in millions)
With no related allowance recorded:

Commercial mortgage loans	$14	$14	$-	$39	$3
Agricultural property loans	-	-	-	-	-
Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-

Total with no related allowance	$14	$14	$-	$39	$3

With an allowance recorded:
Commercial mortgage loans	$104	$104	$41	$188	$5
Agricultural property loans	9	9	6	7	-
Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-

Total with related allowance	$113	$113	$47	$195	$5

Total:
Commercial mortgage loans	$118	$118	$41	$227	$8
Agricultural property loans	9	9	6	7	-
Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-

Total	$127	$127	$47	$234	$8

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairments occurred.

	2011
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)
	(in millions)
With no related allowance recorded:

Commercial mortgage loans	$-	$-	$-	$22	$-
Agricultural property loans	-	-	-	1	-
Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-

Total with no related allowance	$-	$-	$-	$23	$-

With an allowance recorded:
Commercial mortgage loans	$312	$312	$88	$383	$3
Agricultural property loans	10	10	6	7	(1)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-

Total with related allowance	$322	$322	$94	$390	$2

Total:
Commercial mortgage loans	$312	$312	$88	$405	$3
Agricultural property loans	10	10	6	8	(1)
Residential property loans	-	-	-	-	-
Other collateralized loans	-	-	-	-	-
Uncollateralized loans	-	-	-	-	-

Total	$322	$322	$94	$413	$2

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairments occurred.

The following tables set forth the credit quality indicators as of December 31, 2012, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio—December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$13,869	$449	$170	$14,488
60%-69.99%	8,060	726	37	8,823
70%-79.99%	3,148	733	217	4,098
Greater than 80%	176	651	499	1,326

Total commercial mortgage loans	$25,253	$2,559	$923	$28,735

Agricultural property loans
	Debt Service Coverage Ratio—December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$1,583	$186	$44	$1,813
60%-69.99%	209	-	-	209
70%-79.99%	-	-	-	-
Greater than 80%	-	-	35	35

Total agricultural property loans	$1,792	$186	$79	$2,057

Total commercial and agricultural mortgage loans
	Debt Service Coverage Ratio—December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$15,452	$635	$214	$16,301
60%-69.99%	8,269	726	37	9,032
70%-79.99%	3,148	733	217	4,098
Greater than 80%	176	651	534	1,361

Total commercial and agricultural mortgage loans	$27,045	$2,745	$1,002	$30,792

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following tables set forth the credit quality indicators as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio—December 31, 2011
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$11,887	$439	$221	$12,547
60%-69.99%	6,976	640	244	7,860
70%-79.99%	3,271	1,202	214	4,687
Greater than 80%	566	241	1,014	1,821

Total commercial mortgage loans	$22,700	$2,522	$1,693	$26,915

Agricultural property loans
	Debt Service Coverage Ratio—December 31, 2011
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$1,464	$153	$3	$1,620
60%-69.99%	338	-	-	338
70%-79.99%	-	-	-	-
Greater than 80%	-	-	30	30

Total agricultural property loans	$1,802	$153	$33	$1,988

Total commercial and agricultural mortgage loans
	Debt Service Coverage Ratio—December 31, 2011
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$13,351	$592	$224	$14,167
60%-69.99%	7,314	640	244	8,198
70%-79.99%	3,271	1,202	214	4,687
Greater than 80%	566	241	1,044	1,851

Total commercial and agricultural mortgage loans	$24,502	$2,675	$1,726	$28,903

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following tables provide an aging of past due commercial mortgage and other loans, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage loans on nonaccrual status, as of the dates indicated.

	As of December 31, 2012
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days - Accruing	Greater Than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and other Loans	Non Accrual Status
	(in millions)
Commercial mortgage loans	$28,595	$43	$72	$-	$25	$140	$28,735	$110
Agricultural property loans	2,022	-	-	-	35	35	2,057	40
Residential property loans	1	3	-	-	1	4	5	1
Other collateralized loans	-	-	-	-	-	-	-	-
Uncollateralized loans	145	-	-	-	-	-	145	-

Total	$30,763	$46	$72	$-	$61	$179	$30,942	$151

	As of December 31, 2011
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days - Accruing	Greater Than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and other Loans	Non Accrual Status
	(in millions)
Commercial mortgage loans	$26,791	$18	$12	$-	$94	$124	$26,915	$379
Agricultural property loans	1,956	-	1	1	$30	32	1,988	35
Residential property loans	1	5	-	-	1	6	7	1
Other collateralized loans	-	-	-	-	-	-	-	-
Uncollateralized loans	145	-	-	-	-	-	145	-

Total	$28,893	$23	$13	$1	$125	$162	$29,055	$415

For the year ended December 31, 2012, there were no commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were no commercial mortgage and other loans sold, other than those classified as held-for-sale. For the year ended December 31, 2011, there were no commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were $2 million of commercial mortgage and other loans sold, other than those classified as held-for-sale.

The commercial mortgage and other loans involved in a trouble debt restructuring pre-modification outstanding recorded investment have been adjusted for any partial payoffs, and exclude troubled debt restructurings where the Company has received assets, other than loans, in full satisfaction of the loan. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

For the years ended December 31, 2012 and 2011, there was an adjusted pre-modification outstanding recorded investment of $15 million and $247 million, respectively, and post-modification outstanding recorded investment of $13 million and $210 million, respectively, related to commercial mortgage loans. The amount of payment defaults during the period on commercial mortgage and other loans that were modified as a troubled debt restructuring within the last 12 months was less than $1 million as of December 31, 2012.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

As of December 31, 2012, the Company committed to fund $6 million to borrowers that have been involved in a troubled debt restructuring.

Other Long-Term Investments

“Other long-term investments” are comprised as follows at December 31:

	2012	2011
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$620	$481
Non-real estate related	5,114	2,567

Total joint ventures and limited partnerships	5,734	3,048
Real estate held through direct ownership	207	31
Other	781	745

Total other long-term investments	$6,722	$3,824

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2012	2011
	(in millions)
STATEMENT OF FINANCIAL POSITION
Investments in real estate	$6,346	$4,365
Investments in securities	24,298	13,139
Cash and cash equivalents	1,118	521
Receivables	2,800	292
Property and equipment	70	-
Other assets(1)	862	687

Total assets	$35,494	$19,004

Borrowed funds-third party	$1,984	$1,830
Borrowed funds-Prudential	50	-
Payables	586	271
Other liabilities(2)	4,575	1,486

Total liabilities	7,195	3,587
Partners’ capital	28,299	15,417

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total liabilities and partners’ capital	$35,494	$19,004

Total liabilities and partners’ capital included above	$2,734	$2,122
Equity in limited partnership interests not included above	320	189

Carrying value	$3,054	$2,311

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2012	2011	2010
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$1,180	$805	$353
Income from securities investments	2,567	1,228	1,104
Income from other	92	13	21
Interest expense	(123)	(87)	(108)
Depreciation	(4)	-	(4)
Management fees/salary expense	(411)	(109)	(95)
Other expenses	(406)	(136)	(533)

Net earnings (losses)	$2,895	$1,714	$738

Equity in net earnings (losses) included above	$172	$335	$89
Equity in net earnings (losses) of limited partnership interests not included above	39	30	73

Total equity in net earnings (losses)	$211	$365	$162

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2012	2011	2010
	(in millions)
Fixed maturities, available-for-sale	$5,932	$5,918	$5,945
Fixed maturities, held-to-maturity	27	9	-
Equity securities, available-for-sale	225	204	215
Trading account assets	769	774	741
Commercial mortgage and other loans	1,770	1,670	1,644
Policy loans	453	466	469
Short-term investments and cash equivalents	21	14	18
Other long-term investments	153	94	19

Gross investment income	9,350	9,149	9,051
Less investment expenses	(459)	(387)	(371)

Net investment income	$8,891	$8,762	$8,680

Carrying value for non-income producing assets included in fixed maturities totaled $160 million as of December 31, 2012. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2012.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for years ended December 31, were from the following sources:

	2012	2011	2010
	(in millions)
Fixed maturities	$148	$447	$135
Equity securities	73	275	228
Commercial mortgage and other loans	14	94	78
Investment real estate	2	-	-
Joint ventures and limited partnerships	4	(10)	(31)
Derivatives(1)	(165)	549	848
Other	1	10	5

Realized investment gains (losses), net	$77	$1,365	$1,263

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

Deferred
Policy
		Acquisition				Accumulated
		Costs,				Other
		Deferred				Comprehensive
	Net	Sales				Income (Loss)
	Unrealized	Inducements,			Deferred	Related To Net
	Gains (Losses)	and Value	Future		Income Tax	Unrealized
	on	of Business	Policy	Policyholders’	(Liability)	Investment
	Investments	Acquired	Benefits	Dividends	Benefit	Gains (Losses)
(in millions)
Balance, December 31, 2009	$(1,152)	$165	$2	$-	$338	$(647)
Cumulative effect of adoption of accounting principle		(51)			18	(33)
Net investment gains (losses) on investments arising during the period	3				(1)	2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reclassification adjustment for (gains) losses included in net income	393				(138)	255
Reclassification adjustment for OTTI losses excluded from net income(1)	(51)				18	(33)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(111)			39	(72)
Impact of net unrealized investment (gains) losses on future policy benefits			(7)		2	(5)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				334	(117)	217

Balance, December 31, 2010	$(807)	$3	$(5)	$334	$159	$(316)
Net investment gains (losses) on investments arising during the period	(376)				132	(244)
Reclassification adjustment for (gains) losses included in net income	265				(93)	172
Reclassification adjustment for OTTI losses excluded from net income(1)	(52)				18	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		1			-	1
Impact of net unrealized investment (gains) losses on future policy benefits			18		(6)	12
Impact of net unrealized investment (gains) losses on policyholders’ dividends				132	(46)	86

Balance, December 31, 2011	$(970)	$4	$13	$466	$164	$(323)
Net investment gains (losses) on investments arising during the period	504				(176)	328
Reclassification adjustment for (gains) losses included in net income	310				(109)	201
Reclassification adjustment for OTTI losses excluded from net income(1)	(89)				31	(58)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(5)			2	(3)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Impact of net unrealized investment (gains) losses on future policy benefits			(10)		4	(6)

Impact of net unrealized investment (gains) losses on policyholders’ dividends				(327)	114	(213)

Balance, December 31, 2012	$(245)	$(1)	$3	$139	$30	$(74)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

		Deferred
		Policy
		Acquisition				Accumulated
		Costs,				Other
		Deferred				Comprehensive
	Net	Sales				Income (Loss)
	Unrealized	Inducements,			Deferred	Related To Net
	Gains (Losses)	and Valuation	Future		Income Tax	Unrealized
	on	of Business	Policy	Policyholders’	(Liability)	Investment
	Investments(1)	Acquired	Benefits	Dividends	Benefit	Gains (Losses)
	(in millions)
Balance, December 31, 2009	$3,200	$(441)	$(524)	$-	$(652)	$1,583
Cumulative effect of adoption of accounting principle		104			(36)	68
Net investment gains (losses) on investments arising during the period	5,155				(1,776)	3,379
Reclassification adjustment for (gains) losses included in net income	(816)				285	(531)
Reclassification adjustment for OTTI losses excluded from net income(2)	51				(18)	33
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		(10)			4	(6)
Impact of net unrealized investment (gains) losses on future policy benefits			(411)		144	(267)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(2,450)	858	(1,592)

Balance, December 31, 2010	$7,590	$(347)	$(935)	$(2,450)	$(1,191)	$2,667
Net investment gains (losses) on investments arising during the period	6,256				(2,202)	4,054

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reclassification adjustment for (gains) losses included in net income	(1,204)				421	(783)
Reclassification adjustment for OTTI losses excluded from net income(2)	52				(18)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		(207)			72	(135)
Impact of net unrealized investment (gains) losses on future policy benefits			(401)		140	(261)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(1,863)	652	(1,211)

Balance, December 31, 2011	$12,694	$(554)	$(1,336)	$(4,313)	$(2,126)	$4,365
Net investment gains (losses) on investments arising during the period	2,926				(984)	1,942
Reclassification adjustment for (gains) losses included in net income	(592)				207	(385)
Reclassification adjustment for OTTI losses excluded from net income(2)	89				(31)	58
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		(87)			30	(57)
Impact of net unrealized investment (gains) losses on future policy benefits			117		(41)	76
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(1,304)	456	(848)

Balance, December 31, 2012	$15,117	$(641)	$(1,219)	$(5,617)	$(2,489)	$5,151

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2012	2011	2010
	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$(244)	$(970)	$(807)
Fixed maturity securities, available-for-sale - all other	13,801	11,732	6,052
Equity securities, available-for-sale	1,311	764	1,189
Derivatives designated as cash flow hedges (1)	(168)	2	(174)
Other investments (2)	172	196	523

Net unrealized gains (losses) on investments	$14,872	$11,724	$6,783

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other Assets.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31:

	2012
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,097	$30	$-	$-	$2,097	$30
Obligations of U.S. states and their political subdivisions	325	4	5	1	330	5
Foreign government bonds	250	2	7	1	257	3
Corporate securities	24,103	564	2,177	164	26,280	728
Commercial mortgage-backed securities	513	4	56	1	569	5
Asset-backed securities	886	11	3,376	659	4,262	670
Residential mortgage-backed securities	738	4	132	3	870	7

Total	$28,912	$619	$5,753	$829	$34,665	$1,448

Equity securities, available-for-sale	$349	$14	$-	$-	$349	$14

	2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$495	$-	$-	$-	$495	$-
Obligations of U.S. states and their political subdivisions	5	-	5	1	10	1
Foreign government bonds	42	2	22	4	64	6
Corporate securities	5,786	249	2,524	301	8,310	550
Commercial mortgage-backed securities	194	3	176	7	370	10
Asset-backed securities	2,482	33	3,839	1,670	6,321	1,703
Residential mortgage-backed securities	97	8	218	13	315	21

Total	$9,101	$295	$6,784	$1,996	$15,885	$2,291

Equity securities, available-for-sale	$1,082	$184	$-	$-	$1,082	$184

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The gross unrealized losses at December 31, 2012 and 2011, are composed of $1,015 million and $1,117 million related to high or highest quality securities based on NAIC or equivalent rating and $433 million and $1,174 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2012, the $829 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the utility, finance and consumer non-cyclical sectors of the Company’s corporate securities. At December 31, 2011, the $1,996 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2012 and 2011. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2012, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2012, $2 million of the gross unrealized losses represented declines of greater than 20%, $1 million of which had been in that position for less than six months. At December 31, 2011, $113 million of the gross unrealized losses represented declines of greater than 20%, $108 million of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2012 and 2011.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2012	2011

	(in millions)
Fixed maturities(1)	$11,648	$10,740
Trading account assets supporting insurance liabilities	542	738
Other trading account assets	38	15
Separate account assets	3,435	4,073
Equity securities	70	103

Total securities pledged	$15,733	$15,669

(1)	Includes $4 million of fixed maturity securities classified as short-term investments at December 31, 2011 respectively.

As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $15,444 million. Of this amount, $5,680 million was “Securities sold under agreements to repurchase,” $3,535 million was “Separate account liabilities,” $3,902 million was “Cash collateral for loaned securities,” $280 million was “Long-term debt,” $100 million was “Short-term debt,” and $1,947 million was “Policyholders’ account balances”. As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $15,462 million. Of this amount, $6,031 million was “Securities sold under agreements to repurchase,” $4,160 million was “Separate account liabilities,” $2,847 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $199 million was “Short-term debt,” and $1,500 million was “Policyholders’ account balances”.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $2,860 million and $2,077 million at December 31, 2012 and 2011, respectively, all of which, for both periods, had either been sold or repledged.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets of $49 million and $21 million at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $594 million and $596 million at December 31, 2012 and 2011, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $176 million and $184 million at December 31, 2012 and 2011, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Bank of New York and Boston. Restricted cash and securities of $39 million and $34 million at December 31, 2012 and 2011, respectively, were included in “Other assets.”

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE. The first relates to those VIEs that have the characteristics of an investment company and for which certain other conditions are true. These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity. In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns and would be required to consolidate the VIE.

For all other VIEs, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If both conditions are present the Company would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company is not required to provide, and has not provided material financial or other support to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	December 31,

	2012	2011
	(in millions)
Trading account assets supporting insurance liabilities	8	8
Other long-term investments	18	14

Total assets of consolidated VIEs	$26	$22

Other liabilities	$1	$-

Total liabilities of consolidated VIEs	$1	$-

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $1,780 million and $3,197 million at December 31, 2012 and 2011, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager, including certain CDOs and other investment structures, as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $434 million and $394 million at December 31, 2012 and 2011, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,555 million and $3,615 million as of December 31, 2012 and 2011, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

The Company has an investment in a note receivable issued by an affiliated VIE. This VIE issued notes to the Company in consideration for certain fixed maturity assets sold by the Company in December 2009. The total assets of this VIE at December 31, 2012 and 2011 were approximately $0.7 billion and $1.0 billion, respectively, and primarily consisted of fixed maturity securities. The market value and book value of the notes issued by the VIE and held by the Company at December 31, 2012 and 2011 was $0.3 billion and $0.6 billion, respectively. The Company’s maximum exposure to loss was $0.3 billion and $0.6 billion as of December 31, 2012 and 2011, respectively.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $5,734 million and $3,048 million as of December 31, 2012 and 2011, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $2.1 billion and $2.6 billion as of December 31, 2012 and 2011, respectively, and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company generally accounts for these investments as available for sale fixed maturities containing embedded

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $314 million and $657 million at December 31, 2012 and 2011, respectively, which includes the fair value of the embedded derivatives.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2012	2011	2010

	(in millions)
Balance, beginning of year	$6,850	$6,542	$7,314
Impact from adoption of new accounting pronouncement	-	-	(1,634)
Capitalization of commissions, sales and issue expenses	1,883	1,734	1,371
Amortization	(654)	(1,217)	(385)
Change in unrealized investment gains and losses	(97)	(209)	(124)

Balance, end of year	$7,982	$6,850	$6,542

7. INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include an indirect investment in China Pacific Group. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $75 million and $126 million, as of December 31, 2012 and 2011, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares. The Company recognized combined after-tax equity earnings from this operating joint venture of $42 million, $156 million and $46 million for the years ended December 31, 2012, 2011 and 2010, respectively. Dividends received from this investment were $2 million, $3 million and $5 million for the years ended December 31, 2012, 2011 and 2010, respectively. The consortium of investors including the Company sold portions of its holdings during the years ended December 31, 2012, 2011 and 2010, resulting in pre-tax gains to the Company of $60 million, $237 million and $66 million, respectively. The consortium of investors sold its remaining investment in China Pacific Group in January 2013.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8. VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2012	2011	2010
	(in millions)
Balance, beginning of year	$250	$277	$285
Amortization(1)	(38)	(43)	(25)
Interest(2)	15	16	17

Balance, end of year	$227	$250	$277

(1)

The VOBA balance at December 31, 2012 was $227 million related to the insurance transactions associated with CIGNA. The weighted average remaining expected life was approximately 14 years for the VOBA related to CIGNA.

(2)	The interest accrual rates vary by product. The interest rates for the VOBA related to CIGNA were 6.40%, 7.10% and 7.00% for the years 2012, 2011 and 2010 respectively.

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2013	2014	2015	2016	2017

	(in millions)
Estimated Future VOBA Amortization	$6	$7	$6	$5	$5

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:

Goodwill

(in millions)

Balance at January 1, 2010:
Gross Goodwill	727
Accumulated Impairment Losses	-

Net Balance at January 1, 2010	727

2010 Activity:
Other(1)	10

Balance at December 31, 2010:
Gross Goodwill	737
Accumulated Impairment Losses	-

Net Balance at December 31, 2010	737

2011 Activity:
Impairment Charges	(737)

Balance at December 31, 2011:
Gross Goodwill	737
Accumulated Impairment Losses	(737)

Net Balance at December 31, 2011	$-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2012 Activity:
Acquisitions	-
Impairment Charges	-
Other(1)	-

Balance at December 31, 2012:
Gross Goodwill	737
Accumulated Impairment Losses	(737)

Net Balance at December 31, 2012	$-

(1)	Other represents foreign currency translation.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount, as discussed in further detail in Note 2. The test is performed only on the Financial Services Business reporting unit as this is the portion of the Company that contains 100% of the Company’s goodwill.

The Company performed goodwill impairment testing for its Financial Services Business reporting unit at December 31, 2011. There was an indication of impairment and accordingly, the second step of the test was performed. Based on the results of the second step, all of the goodwill was impaired, which resulted in a total charge $737 million during the fourth quarter of 2011. The charge was reported in “General and administrative expenses”. The impairment was primarily due to the impact of the continuing deterioration in the financial markets, especially in the second half of 2011. While markets rose during the last several weeks of the year, this late upswing did not overcome the overall negative impact of the markets on earnings multiples of peer companies used in the impairment evaluation.

There were no goodwill impairment charges during 2011 or 2010.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2012			2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount

	(in millions)
Subject to amortization:
Customer relationships	$175	$(79)	$96	$174	$(39)	$135
Other	40	(20)	20	19	(19)	-

Total	$215	$(99)	$116	$193	$(58)	$135

Amortization expense for other intangibles was $41 million, $7 million and $13 million for the years ending December 31, 2012, 2011 and 2010, respectively. Amortization expense for other intangibles is expected to be approximately $14 million in 2013, $13 million in 2014 and 2015, $11 million in 2016 and, $8 million in 2017.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

10. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2012	2011

	(in millions)
Life insurance	$57,782	$57,508
Individual and group annuities and supplementary contracts	50,697	17,095
Other contract liabilities	6,887	5,204

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	115,366	79,807
Unpaid claims and claim adjustment expenses	2,734	2,542

Total future policy benefits	$118,100	$82,349

Life insurance liabilities include reserves for death policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 10% and 11% of direct individual life insurance in force at December 31, 2012 and 2011, respectively, and 69%, 72% and 73% of direct individual life insurance premiums for 2012, 2011 and 2010, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.0% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 11.7%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.1% to 6.5%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long term care, and for certain individual health policies. These reserves are included in “Future policy benefits”, and include amounts relating to net unrealized gains on securities classified as available-for-sale, that is also reported within AOCI on the Consolidated Statements of Financial Position.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11 and are primarily reflected in other contract liabilities in the table above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 3.5% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2012	2011

	(in millions)
Individual annuities	$9,500	$9,437
Group annuities	24,444	23,124
Guaranteed investment contracts and guaranteed interest accounts	14,062	14,416
Funding agreements	3,793	5,324
Interest-sensitive life contracts	8,775	7,974
Dividend accumulation and other	15,645	14,780

Total policyholders’ account balances	$76,219	$75,055

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2012 and 2011 are $1,788 million and $3,244 million, respectively, related to the Company’s Funding Agreement Notes Issuance Program (“FANIP”). Under this program, which has a maximum authorized amount of $15 billion, a Delaware statutory trust issues medium-term notes to investors that are secured by funding agreements issued to the trust by Prudential Insurance. The outstanding notes have fixed or floating interest rates that range from 0.5% to 5.5% and original maturities ranging from five to ten years. Included in the amounts at December 31, 2012 and 2011 is the medium-term note liability, which is carried at amortized cost, of $1,780 million and $3,197 million, respectively, as well as the fair value of qualifying derivative financial instruments associated with these notes of $8 million and $27 million, respectively. For additional details on the FANIP program, see Note 5.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York (“FHLBNY”) of $1,947 million and $1,503 million, as of December 31, 2012 and 2011, respectively. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 0.7% to 3.5% and original maturities ranging from three to eight years. For additional details on the FHLBNY program, see Note 14. Interest crediting rates range from 0% to 5.0% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2012 and 2011, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2012		December 31, 2011

	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
Variable Annuity Contracts	($ in millions)

Return of net deposits
Account value	$57,068	$20	$38,983	$21
Net amount at risk	$165	$1	$1,000	$1
Average attained age of contractholders	61 years	69 years	60 years	68 years

Minimum return or contract value
Account value	$24,292	$68,446	$20,788	$47,666
Net amount at risk	$2,964	$2,670	$4,026	$3,753
Average attained age of contractholders	66 years	61 years	66 years	60 years
Average period remaining until earliest expected annuitization	N/A	0.50 year	N/A	1 year

(1)	Includes income and withdrawal benefits as described herein.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31,
	2012	2011

	In the Event of Death
	($ in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

No lapse guarantees
Separate account value	$2,687	$2,419
General account value	$2,922	$2,089
Net amount at risk	$66,005	$54,917
Average attained age of contractholders	52 years	52 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2012	2011
	($ in millions)
Equity funds	$48,000	$28,417
Bond funds	25,625	24,501
Money market funds	4,421	3,426

Total	$78,046	$56,344

In addition to the amounts invested in separate account investment options above, $3,313 million at December 31, 2012 and $3,427 million at December 31, 2011 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2012, 2011, and 2010, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity
	($ in millions)
Balance at December 31, 2009	$143	$115	$194	$58
Incurred guarantee benefits(1)	19	25	29	(406)
Paid guarantee benefits and other	(1)	(83)	(123)	-

Balance at December 31, 2010	161	57	100	(348)

Incurred guarantee benefits(1)	66	158	44	1,439
Paid guarantee benefits and other	(2)	(77)	(42)	-

Balance at December 31, 2011	225	138	102	1,091

Incurred guarantee benefits(1)	94	197	112	461
Paid guarantee benefits and other	(14)	(72)	(31)	-

Balance at December 31, 2012	$305	$263	$183	$1,552

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder accesses the guaranteed remaining balance through defined annual payments. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB riders include amounts assumed from affiliates of $23 million and $30 million as of December 31, 2012 and 2011, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

As part of its risk management strategy, the Company hedges or limits its exposure to these risks, excluding those risks that have been deemed suitable to retain and risks that are not able to be hedged, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate derivatives. The automatic rebalancing element included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula used with the particular optional benefit which considers a number of factors, including, but not limited to, the impact of investment performance of the contractholder’s total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the automatic rebalancing element, including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the automatic rebalancing element, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the automatic rebalancing element also include GMDB riders, and as such the GMDB risk in these riders also benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
($ in millions)
Balance at December 31, 2009	$315
Capitalization	248
Amortization	(15)
Change in unrealized gain/(loss) on investments	3

Balance at December 31, 2010	551

Capitalization	291
Amortization	(290)
Change in unrealized gain/(loss) on investments	3

Balance at December 31, 2011	555

Capitalization	199
Amortization	42
Change in unrealized gain/(loss) on investments	4

Balance at December 31, 2012	$800

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2012 and 2011, the Company recognized a policyholder dividend obligation of $885 million and $762 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $5,478 million and $3,847 million at December 31, 2012 and 2011, respectively, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in AOCI. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2012 and 2011.

On December 11, 2012, December 13, 2011 and December 14, 2010, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales in 2013, 2012 and 2011, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2012	2011
	(in millions)
Closed Block Liabilities
Future policy benefits	$50,839	$51,423
Policyholders’ dividends payable	887	902
Policyholders’ dividend obligation	6,363	4,609
Policyholders’ account balances	5,426	5,484
Other Closed Block liabilities	3,366	4,031

Total Closed Block Liabilities	66,881	66,449

Closed Block Assets
Fixed maturities, available-for-sale, at fair value	41,980	42,024
Other trading account assets, at fair value	224	269
Equity securities, available-for-sale, at fair value	3,225	3,122
Commercial mortgage and other loans	8,747	8,322
Policy loans	5,120	5,296
Other long-term investments	2,094	2,080
Short-term investments	1,194	485

Total investments	62,584	61,598
Cash and cash equivalents	511	1,006
Accrued investment income	550	571
Other Closed Block assets	262	284

Total Closed Block Assets	63,907	63,459

Excess of reported Closed Block Liabilities over Closed Block Assets	2,974	2,990
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	5,467	3,836
Allocated to policyholder dividend obligation	(5,478)	(3,847)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,963	$2,979

Information regarding the policyholder dividend obligation is as follows:

	2012	2011
	(in millions)
Balance, January 1	$4,609	$2,243
Impact from earnings allocable to policyholder dividend obligation	123	636
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	1,631	1,730

Balance, December 31	$6,363	$4,609

Closed Block revenues and benefits and expenses for the years ended December 31, were as follows:

	2012	2011	2010
	(in millions)
Revenues
Premiums	$2,817	$2,918	$3,007
Net investment income	2,919	2,976	2,994
Realized investment gains (losses), net	243	855	804
Other income	31	38	38

Total Closed Block revenues	6,010	6,787	6,843

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Benefits and Expenses
Policyholders’ benefits	3,445	3,482	3,512
Interest credited to policyholders’ account balances	137	139	140
Dividends to policyholders	2,021	2,571	2,071
General and administrative expenses	492	519	540

Total Closed Block benefits and expenses	6,095	6,711	6,263

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	(85)	76	580
Income tax expense (benefit)	(103)	67	(38)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	18	9	618
Income (loss) from discontinued operations, net of taxes	(2)	-	1

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$16	$9	$619

13. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, to manage capital, and in acquiring or disposing of businesses.

In 2011 and 2012, the Company entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain named beneficiaries.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the long-term risks associated with the Closed Block Business, including 7% reinsured by a wholly owned subsidiary, through various modified coinsurance arrangements reported under the deposit method of accounting. The Company also reinsures 90% of the short-term risks associated with the Closed Block Business to an affiliate through a coinsurance arrangement. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spolka Akcyjna, Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2012	2011	2010
	(in millions)
Direct premiums	$41,961	$10,417	$10,183
Reinsurance assumed	1,918	1,555	1,368
Reinsurance ceded	(1,413)	(1,385)	(1,322)

Premiums	$42,466	$10,587	$10,229

Direct policy charges and fees	$3,167	$2,541	$2,139
Reinsurance assumed	106	124	140
Reinsurance ceded	(105)	(90)	(80)

Policy charges and fees	$3,168	$2,575	$2,199

Direct policyholder benefits	$44,922	$12,511	$11,971
Reinsurance assumed	1,796	1,448	1,225
Reinsurance ceded	(1,361)	(1,336)	(1,278)

Policyholders’ benefits	$45,357	$12,623	$11,918

Reinsurance recoverables at December 31, are as follows:

	2012	2011
	(in millions)
Individual and group annuities (1)	$1,921	$722
Life Insurance	1,985	1,766
Other reinsurance	149	139

Total reinsurance recoverable	$4,055	$2,627

(1)

Primarily represents reinsurance recoverables of $1,287 million established under the reinsurance arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd., and $628 million associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $628 million and $713 million at December 31, 2012 and 2011, respectively, primarily associated with the acquisition of the retirement business of CIGNA.

“Premiums” includes affiliated reinsurance assumed of $1,705 million, $1,447 million and $1,224 million and affiliated reinsurance ceded of $(87) million, $(117) million and $(111) million for the years ended December 31, 2012, 2011, and 2010, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,371 million, $1,169 million and $959 million and affiliated reinsurance ceded of $(40) million, $(70) million and $(58) million for the years ended December 31, 2012, 2011, and 2010, respectively.

“General and administrative expenses” include affiliated assumed expenses of $160 million, $39 million and $147 million for the years ended December 31, 2012, 2011, and 2010, respectively.

“Due from parent and affiliates” includes affiliated reinsurance recoverables of $1,308 million and $1,187 million at December 31, 2012 and 2011, respectively reflected in the table above. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 60% of the reinsurance recoverable at December 31, 2012. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Due from parent and affiliates” also include $1,290 million and $886 million at December 31, 2012 and 2011, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a loss of $56 million, a gain of $935 million and a loss of $484 million for the years ended December 31, 2012, 2011, and 2010, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,379 million and $1,140 million at December 31, 2012 and 2011, respectively.

“Due to parent and affiliates” includes reinsurance payables of $5,852 million and $4,704 million at December 31, 2012 and 2011, respectively.

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2012	2011
	(in millions)
Commercial paper	$359	$870
Other notes payable(1)(2)	116	382
Current portion of long-term debt(3)	225	3

Total short-term debt	$700	$1,255

Supplemental short-term debt information:
Daily average commercial paper outstanding	$920	$1,067
Weighted average maturity of outstanding commercial paper, in days	18	20
Weighted average interest rate on outstanding short-term debt(4)	0.28%	0.43%

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $100 million and $199 million at December 31, 2012 and 2011, respectively, which are discussed in more detail below.
(2)

Includes notes due to related parties of $16 million and $181 million at December 31, 2012 and 2011, respectively. The related party notes payable has an interest rate of 1.3% in 2012 and rates varying from 0.4% to 2.1% in 2011. The related party notes included $16 million and $66 million at December 31, 2012 and 2011, respectively, of notes which were denominated in foreign currency.

(3)

Includes notes due to related parties of $121 million and $0 million at December 31, 2012 and 2011, respectively. The related party notes payable has interest rates varying from 0.6% to 14.9 % in 2012. The related party notes included $5 million of notes denominated in foreign currency at December 31, 2012.

(4)	Excludes the current portion of long-term debt.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

At December 31, 2012 and 2011, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion, of which $359 million was outstanding as of December 31, 2012. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance (“NJDOBI”). Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $170 million and $173 million as of December 31, 2012 and 2011, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2011, the 5% limitation equates to a maximum amount of pledged assets of $7.7 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels and purchases of activity-based stock) of approximately $6.4 billion, of which $2.3 billion was outstanding. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2012, Prudential Insurance had pledged qualifying assets with a fair value of $2.9 billion that supported outstanding collateralized advances and collateralized funding agreements. During 2012, a $725 million collateralized advance was re-issued in the form of a funding agreement. Of this amount, $445 million now supports proprietary spread lending and is classified as Policyholders’ account balances, and the remaining $280 million continues to be classified as long term debt. The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $3.1 billion as of December 31, 2012.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of the Company, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2012, PRIAC had no advances outstanding under the FHLBB facility.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Connecticut Department of Insurance (“CTDOI”) permits PRIAC to pledge up to $2.6 billion in qualifying assets to secure FHLBB borrowings through December 31, 2013. PRIAC must seek re-approval from CTDOI prior to borrowing additional funds after that date. Based on available eligible assets as of December 31, 2012, PRIAC had an estimated maximum borrowing capacity, after taking into consideration required collateralization levels and required purchases of activity-based FHLBB stock, of approximately $1.7 billion.

Credit Facilities

As of December 31, 2012, the Company had a $1,750 million three-year facility expiring in December 2014. The facility has both Prudential Financial and Prudential Funding as borrowers. The facility may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above. As of December 31, 2012, there were no outstanding borrowings under this credit facility.

The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type; however, borrowings under the facility are not contingent on the Company’s credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on the continued satisfaction of other customary conditions, including the maintenance at all times of consolidated net worth, relating to the Financial Services Businesses of Prudential Financial only, of at least $18.985 billion, which for this purpose is calculated as U.S. GAAP equity, excluding AOCI and excluding equity of noncontrolling interests. As of December 31, 2012 and 2011, Prudential Financial’s consolidated net worth of the Financial Services Businesses exceeded the minimum amount required to borrow under the facility.

In addition to the above credit facility, the Company had access to $815 million of certain other lines of credit at December 31, 2012, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2012, $10 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2012	2011
			(in millions)
Fixed-rate notes:
Surplus notes(1)	2014-2052	5.10%-8.30%	$2,989	$2,988
Surplus notes subject to set-off arrangements	2021-2022	3.52%-5.22%	1,000	500
Senior notes(2)(3)	2013-2042	0.55%-14.85%	5,711	3,913
Floating-rate notes:
Surplus notes	2016-2052	(4)	3,200	3,200
Senior notes(5)	2017	(6)	111	-

Subtotal			13,011	10,601

Less: assets under set-off arrangements(7)			1,000	500

Total long-term debt			$12,011	$10,101

(1)

Fixed rate surplus notes at both December 31, 2012 and 2011 include $2,048 million, due to a related party. Maturities of these notes range from 2014 through 2052. The interest rates ranged from 5.1% to 8.3% in both 2012 and 2011.

(2)

Includes collateralized borrowings from the Federal Home Loan Bank of New York of $280 million and $725 million at December 31, 2012 and 2011, respectively. These borrowings are discussed in more detail above.

(3)

Fixed rate senior notes at December 31, 2012 and 2011 include $4,398 million and $3,002 million, respectively, due to related parties. Maturities of these notes range from 2013 through 2042 and interest rates ranged from 0.6% to 14.9% in both 2012 and 2011. These related party notes included $191 million and $23 million at December 31, 2012 and 2011, respectively, of notes which were denominated in foreign currency.

(4)	The interest rate on the floating rate Surplus notes ranged from 0.6% to 3.8% in 2012 and 0.5% to 3.6% in 2011.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(5)	Includes $38 million of debt issued in June that is denominated in foreign currency at December 31, 2012.
(6)

The interest rates on the floating rate senior notes ranged from 1.7% to 3.1% in 2012 and 1.2% to 1.3% in 2011. The range of rates in 2011 were for notes due to related parties which were prepaid in 2011.

(7)

Assets under set-off arrangements represent a reduction in the amount of fixed-rate surplus notes included in long-term debt, relating to an arrangement where valid rights off set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

At December 31, 2012 and 2011, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2012, the Company’s contractual principal payments of its long-term debt:

Long-term Debt
(in millions)
Calendar Year:
2014	$1,120
2015	2,180
2016	718
2017	734
2018 and thereafter	7,259

Total	$12,011

Surplus Notes

As of both December 31, 2012 and 2011, $940 million of fixed-rate surplus notes were outstanding to non-affiliates. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of NJDOBI. NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2012 and 2011, the Company met these statutory capital requirements.

Prudential Insurance’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

As of December 31, 2012 and 2011, captive reinsurance subsidiaries had outstanding $2,046 million and $2,045 million, respectively, of fixed-rate surplus notes to affiliates. These notes, which finance reserves required under Regulation XXX and Guideline AXXX, are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department, subject to its ability to withdraw that approval.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

During 2011 and 2012, a captive reinsurance subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $1.5 billion of ten-year fixed-rate surplus notes. At December 31, 2012 and 2011, $1,000 million and $500 million, respectively of surplus notes were outstanding under these agreements. Under the agreements, the subsidiary received debt securities, with a principal amount equal to the surplus notes issued, which are redeemable under certain circumstances, including upon the occurrence of specified stress events affecting the subsidiary. Because valid rights of set-off exist, interest and principal payments on the surplus notes and on the debt securities are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis. Prudential Financial has agreed to make capital contributions to the captive reinsurance subsidiary in order to reimburse it for investment losses in excess of specified amounts and has agreed to make payments of principal and interest on the surplus notes in certain cases if payments are not made by the subsidiary. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department, subject to its ability to withdraw that approval.

Captive reinsurance subsidiaries have outstanding $3.2 billion of floating-rate surplus notes that were issued in 2006 through 2008 with unaffiliated institutions to finance reserves required under Regulation XXX and Guideline AXXX. Prudential Financial has agreed to maintain the capital of these subsidiaries at or above a prescribed minimum level and has entered into arrangements (which are accounted for as derivative instruments) that require it to make certain payments in the event of deterioration in the value of these surplus notes. As of December 31, 2012 and 2011, there were no collateral postings made under these derivative instruments. These surplus notes are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department, subject to its ability to withdraw that approval.

Other

Asset-backed notes. On March 30, 2012, Prudential Insurance sold, in a Rule 144A private placement, $1.0 billion aggregate principal amount of 2.997% notes with a final maturity of September 30, 2015. The notes are secured by the assets of a trust, consisting of approximately $2.8 billion aggregate principal balance of residential mortgage-backed securities deposited into the trust by Prudential Insurance. Payments of interest and principal on the notes will be made only to the extent of funds available to the trust in accordance with a priority of payments set forth in the indenture governing the notes. Prudential Financial guaranteed to the holders of the notes the timely payment of all principal and interest due on the notes and any “make-whole payments” that may become due as a result of the payment of principal on the notes prior to the scheduled payment date.

Funding Agreement Notes Issuance Program. The Company maintains a Funding Agreement Notes Issuance Program in which a statutory trust issues medium-term notes secured by funding agreements issued to the Trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and not included in the foregoing table. See Notes 5 and 10 for further discussion of these obligations.

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, there was no material effect on interest expense for the years ended December 31, 2012, 2011, and 2010. See Note 21 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $488 million, $358 million and $318 million, for the years ended December 31, 2012, 2011 and 2010, respectively. Interest expense related to affiliated debt was $282 million, $203 million and $155 million for the years ended December 31, 2012, 2011 and 2010, respectively. “Due to parent and affiliates” included $46 million and $74 million associated with the affiliated long-term interest payable at December 31, 2012 and 2011, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

15. EQUITY

Accumulated Other Comprehensive Income

The balances of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses) (1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2009	$105	$936	$(1,488)	$(447)
Impact of adoption of accounting changes	-	36	(144)	(108)
Change in component during year	2	1,379	322	1,703

Balance, December 31, 2010	107	2,351	(1,310)	1,148
Change in component during year	(27)	1,691	(194)	1,470

Balance, December 31, 2011	80	4,042	(1,504)	2,618
Change in component during year	5	1,037	(448)	594

Balance, December 31, 2012	$85	$5,079	$(1,952)	$3,212

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	See Note 2 for additional information on changes in accounting for deferred acquisition costs and pension plans.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2012, Prudential Insurance’s unassigned surplus was $5,668 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $2,669 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (the “Department”) of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($870 million as of December 31, 2012) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31, ($893 million for the year ended December 31, 2012), the dividend is considered to be an “extraordinary dividend” and requires the prior approval of the Department. Under New Jersey insurance law, Prudential Insurance is permitted to pay a dividend of $893 million in 2013 without prior approval of the Department. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. Additionally, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries are subject to declaration by their Board of Directors and may be affected by market conditions and other factors.

Statutory Net Income, Capital and Surplus

Prudential Insurance and its insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. These subsidiaries do not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the National Association of Insurance Commissioners (“NAIC”). Statutory accounting practices primarily differ from U.S. GAAP by charging

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,382 million, $826 million and $1,623 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,699 million and $8,160 million at December 31, 2012 and 2011, respectively.

The Risk Based Capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and its insurance subsidiaries. The RBC ratio for Prudential Insurance includes both the Financial Services Businesses and Closed Block Business. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. If Total Adjusted Capital (“TAC”), as calculated in a manner prescribed by the NAIC, falls below the “Company Action Level” RBC of 100%, corrective action is required. Prudential Insurance and all of its insurance subsidiaries have capital and surplus levels that exceed their respective regulatory minimum requirements.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16. STOCK-BASED COMPENSATION

In 2012 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2012, 2011 and 2010, include allocated costs of $14 million, $13 million and $13 million, respectively, associated with employee stock options and $39 million, $39 million, and $44 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Effective December 2012, the Company adopted retrospectively a change in method of applying an accounting principle for the Company’s pension plans. The new accounting method changes the calculation of market related value of pension plan assets used to determine net periodic benefit cost but has no impact on the funded status of the plans. The Company previously calculated market related value for pensions by recognizing changes in fair value of plan assets over a period of five years on all classes of assets (U.S Equities, International Equities, Fixed Maturities (including short term investments) Real Estate and Other). As a result of the change in accounting method the Company will no longer recognize changes in fair value of fixed maturity assets over a period of five years. Instead, changes in fair value for fixed maturity assets, including short term investments, will be recognized immediately for purposes of the market-related value. However, the Company will continue to recognize changes in fair value of all other classes of its plan assets including U.S. Equities, International Equities, Real Estate and Other Assets over a five year period.

The Company’s investment philosophy for pension plan assets uses a cash flow matching approach relative to the pension plan’s Projected Benefit Obligation (“PBO”). Under the matching approach cash flows from fixed maturity investments (including short term investments) are expected to match cash flows used to pay the plans’ benefits, in both amount and timing. Immediately recognizing changes in fair value for fixed maturity investments better aligns the value of these assets for purpose of calculating net periodic benefit cost under the new accounting method with this investment philosophy as well as with the recognition of changes in the PBO in the calculation of net periodic benefit cost.

The Company views the periodic benefit cost determined under the new method of accounting as providing improved transparency and better reflecting the ongoing economics of the plans, which is why the Company considers it a preferable method of calculating net periodic benefit cost. All of the other asset classes of plan assets including US Equities, International Equities, Real Estate and Other Assets will continue to be recognized over five years to reduce the volatility in the unrecognized gains and losses of these investments. See Note 2, Significant Accounting Policies and Pronouncements, for the impact of the change on amounts previously reported for 2011 and 2010.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2012 and 2011, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(9,236)	(8,230)	$(2,260)	(2,116)
Acquisition/divestiture		8	-	3
Service cost	(157)	(137)	(13)	(10)
Interest cost	(443)	(454)	(100)	(109)
Plan participants’ contributions	-	-	(27)	(26)
Medicare Part D subsidy receipts	-	-	(17)	(11)
Early retirement reinsurance program receipts	-	-	-	(14)
Amendments	53	-	-	-
Annuity purchase	1	-	-	-
Actuarial gains/(losses), net	(1,039)	(976)	(127)	(181)
Settlements	-	-	-	-
Curtailments	-	22	-	-
Special termination benefits	(2)	(3)	-	-
Benefits paid	536	534	199	210
Foreign currency changes and other	(9)	-	(2)	(6)

Benefit obligation at end of period	$(10,296)	$(9,236)	$(2,347)	$(2,260)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Change in plan assets
Fair value of plan assets at beginning of period	$11,717	$10,508	$1,344	$1,495
Actual return on plan assets	1,089	1,620	141	5
Annuity purchase	(1)	-	-	-
Employer contributions	71	126	16	14
Plan participants’ contributions	-	-	27	26
Early retirement reinsurance program receipts	-	-	-	14
Disbursement for settlements	-	-	-	-
Benefits paid	(536)	(534)	(199)	(210)
Foreign currency changes and other	12	(3)	-	-

Fair value of plan assets at end of period	$12,352	$11,717	$1,329	$1,344

Funded status at end of period	$2,056	$2,481	$(1,018)	$(916)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,130	$3,389	$-	$-
Accrued benefit liability	(1,074)	(908)	(1,018)	(916)

Net amount recognized	$2,056	$2,481	$(1,018)	$(916)

Items recorded in “Accumulated other comprehensive income“ not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$-	$-	$-	$-
Prior service cost	(16)	59	(30)	(42)
Net actuarial loss	2,244	1,255	877	852

Net amount not recognized	$2,228	$1,314	$847	$810

Accumulated benefit obligation	$(9,800)	$(8,778)	$(2,347)	$(2,260)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($971 million and $813 million benefit obligation at December 31, 2012 and 2011, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. As of December 31, 2012 and 2011, the assets in these trusts had a carrying value of $445 million and $404 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($80 million and $78 million benefit obligation at December 31, 2012 and 2011, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2012 and 2011, the assets in the trust had a carrying value of $135 million and $134 million, respectively.

Pension benefits for foreign plans comprised 2% and 2% of the ending benefit obligation for 2012 and 2011. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2012 and 2011. There are no material foreign postretirement plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information for pension plans with a projected benefit obligation in excess of plan assets

	2012	2011
	(in millions)
Projected benefit obligation	$1,074	$908
Fair value of plan assets	-	-

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2012	2011
	(in millions)
Accumulated benefit obligation	$921	$759
Fair value of plan assets	-	-

In 2012 the pension plans purchased annuity contracts from Prudential Insurance for $1 million. There were no purchases of annuity contracts in 2010 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $18 million and $18 million as of December 31, 2012 and 2011, respectively.

There were pension plan amendments in 2012. In 2012 the benefit obligation for pension benefits decreased $53 million to reduce future pension benefits associated with the cash balance feature of certain plans. There were no pension plan amendments in 2010. There were no postretirement plan amendments in 2012 and 2011.

Components of Net Periodic Benefit Cost

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2012	2011	2010	2012	2011	2010
	(in millions)
Service cost	$157	$137	$133	$13	$10	$10
Interest cost	443	454	450	100	109	113
Expected return on plan assets (2)	(806)	(754)	(752)	(88)	(98)	(107)
Amortization of transition obligation	-	-	-	-	1	1
Amortization of prior service cost	22	23	23	(12)	(12)	(12)
Amortization of actuarial (gain) loss, net (2)	30	26	26	55	36	39
Settlements	-	-	-	-	-	-
Curtailments	-	(18)	-	-	-	-
Special termination benefits	2	3	-	-	-	-

Net periodic (benefit) cost (1)	$(152)	$(129)	$(120)	$68	$46	$44

(1)	Includes net periodic (benefit) cost for pensions of $0 million, ($18) million and $1 million for 2012, 2011 and 2010, respectively, that have been classified as discontinued operations.

(2)	2011 and 2010 have been restated to reflect the change in the calculation of market related value as described above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(3)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits

	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2009	$-	$105	$1,896	$1	$(65)	$660
Amortization for the period	-	(23)	(26)	(1)	12	(39)
Deferrals for the period	-	-	(413)	-	-	(5)
Impact of foreign currency changes and other	-	(1)	(7)	1	(1)	1

Balance, December 31, 2010	-	81	1,450	1	(54)	617

Amortization for the period	-	(23)	(26)	(1)	12	(36)
Deferrals for the period	-	-	110	-	-	274
Impact of foreign currency changes and other	-	1	(13)	-	-	(3)

Balance, December 31, 2011	$-	$59	$1,521	$-	$(42)	$852

Amortization for the period	-	(22)	(30)	-	12	(54)
Deferrals for the period	-	(53)	756	-	-	74
Impact of foreign currency changes and other	-	-	(3)	-	-	5

Balance, December 31, 2012	$-	$(16)	$2,244	$-	$(30)	$877

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2013 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$-	$-
Amortization of prior service cost	(3)	(12)
Amortization of actuarial (gain) loss, net	75	55

Total	$72	$43

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2012	2011	2010	2012	2011	2010
Weighted-average assumptions
Discount rate (beginning of period)	4.85%	5.60%	5.75%	4.60%	5.35%	5.50%
Discount rate (end of period)	4.05%	4.85%	5.60%	3.85%	4.60%	5.35%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.75%	7.00%	7.50%	7.00%	7.50%	8.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-7.50%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-7.50%
For 2012, 2011 and 2010, the ultimate health care cost trend rate after gradual decrease until: 2017, 2017, 2015 (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2012, 2011 and 2010, the ultimate health care cost trend rate after gradual decrease until: 2019, 2017, 2017 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2012 and December 31, 2011 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 670 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2012 and December 31, 2011. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2012 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2012. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2013. The expected rate of return for 2013 is 6.25% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$9
Increase in postretirement benefit obligation	175

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	139

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements for a pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2012 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	4%	18%	44%	58%
International Equities	4%	19%	1%	9%
Fixed Maturities	54%	72%	1%	45%
Short-term Investments	0%	14%	0%	50%
Real Estate	2%	11%	0%	0%
Other	0%	13%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2012 and December 31, 2011 for either the pension or postretirement plans. Pension plan assets of $9,239 million and $8,262 million are included in the Company’s separate account assets and liabilities as of December 31, 2012 and December 31, 2011, respectively.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Structured Debt (Gateway Recovery Trust) - The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2012
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$-	$1,143	$-	$1,143
Common/collective trusts (1)	-	82	-	82

Sub-total				1,225

International Equities:
Pooled separate accounts (2)	-	278	-	278
Common/collective trusts (3)	-	102	-	102

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

United Kingdom insurance pooled funds (4)	-	69	-	69
Sub-total				449

Fixed Maturities:
Pooled separate accounts (5)	-	1,077	32	1,109
Common/collective trusts (6)	-	264	-	264
U.S. government securities (federal):
Mortgage backed	-	3	-	3
Other U.S. government securities	-	1,154	-	1,154
U.S. government securities (state & other)	-	747	-	747
Non-U.S. government securities	-	5	-	5
United Kingdom insurance pooled funds (7)	-	221	-	221
Corporate Debt:
Corporate bonds (8)	-	3,882	12	3,894
Asset backed	-	17	-	17
Collateralized Mortgage Obligations (CMO) (9)	-	293	-	293
Interest rate swaps (Notional amount: $978)	-	(4)	-	(4)
Other (10)	735	(4)	58	789
Unrealized gain (loss) on investment of securities lending collateral (11)	-	(44)	-	(44)

Sub-total				8,448

Short-term Investments:
Pooled separate accounts	-	418	-	418
United Kingdom insurance pooled funds	-	-	-	-

Sub-total				418

Real Estate:
Pooled separate accounts (12)	-	-	322	322
Partnerships	-	-	185	185

Sub-total				507

Other:
Partnerships	-	-	598	598
Hedge funds	-	-	707	707

Sub-total				1,305

Total	$735	$9,703	$1,914	$12,352

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$-	$900	$-	$900
Common/collective trusts (1)	-	54	-	54

Sub-total				954

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

International Equities:
Pooled separate accounts (2)	-	33	-	33
Common/collective trusts (3)	-	163	-	163
United Kingdom insurance pooled funds (4)	-	68	-	68

Sub-total				264

Fixed Maturities:
Pooled separate accounts (5)	-	1,006	20	1,026
Common/collective trusts (6)	-	313	-	313
U.S. government securities (federal):
Mortgage backed	-	4	-	4
Other U.S. government securities	-	2,031	-	2,031
U.S. government securities (state & other)	-	653	-	653
Non-U.S. government securities	-	17	-	17
United Kingdom insurance pooled funds (7)	-	176	-	176
Corporate Debt:
Corporate bonds (8)	-	3,712	12	3,724
Asset backed	-	17	-	17
Collateralized Mortgage Obligations (CMO) (9)	-	639	-	639
Interest rate swaps (Notional amount: $559)	-	(21)	-	(21)
Other (10)	46	2	62	110
Unrealized gain (loss) on investment of securities lending collateral (13)	-	(141)	-	(141)

Sub-total				8,548

Short-term Investments:
Pooled separate accounts	-	292	-	292
United Kingdom insurance pooled funds	-	6	-	6

Sub-total				298

Real Estate:
Pooled separate accounts (12)	-	-	318	318
Partnerships	-	-	105	105

Sub-total				423

Other:
Partnerships	-	-	552	552
Hedge funds	-	-	678	678

Sub-total				1,230

Total	$46	$9,924	$1,747	$11,717

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in large cap international equity fund whose objective is to track an index.
(3)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)

The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $682 million and the liability for securities lending collateral is $726 million.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)

The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $1,289 million and the liability for securities lending collateral is $1,430 million.

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2012
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$20	$12	$62	$318
Actual Return on Assets:
Relating to assets still held at the reporting date	2	(1)	-	40
Relating to assets sold during the period	-	-	-	(1)
Purchases, sales and settlements	10	-	(4)	(35)
Transfers in and /or out of Level 3	-	1	-	-

Fair Value, end of period	$32	$12	$58	$322

		Year Ended December 31, 2012
		Real Estate - Partnerships	Other - Partnerships	Other - Hedge Fund
		(in millions)
Fair Value, beginning of period		$105	$552	$678
Actual Return on Assets:
Relating to assets still held at the reporting date		5	32	57
Relating to assets sold during the period		-	-	-
Purchases, sales and settlements		75	14	(28)
Transfers in and /or out of Level 3		-	-	-

Fair Value, end of period		$185	$598	$707

	Year Ended December 31, 2011
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$-	$10	$(8)	$216
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	-	39
Relating to assets sold during the period	-	-	-	16

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Purchases, sales and settlements	20	(1)	70	47
Transfers in and /or out of Level 3	-	3	-	-

Fair Value, end of period	$20	$12	$62	$318

	Year Ended December 31, 2011
	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$42	$658	$219	$570
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-	22	(20)
Relating to assets sold during the period	-	44	11	2
Purchases, sales and settlements	63	(702)	300	126
Transfers in and /or out of Level 3	-	-	-	-

Fair Value, end of period	$105	$-	$552	$678

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2012
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	-	493	-	493
Common trusts (2)	-	100	-	100
Equities	104	-	-	104

Sub-total				697

International Equities:
Variable Life Insurance Policies (3)	-	52	-	52
Common trusts (4)	-	18	-	18

Sub-total				70

Fixed Maturities:
Common trusts (5)	-	29	-	29
U.S. government securities (federal):
Mortgage Backed	-	12	-	12
Other U.S. government securities	-	138	-	138
U.S. government securities (state & other)	-	3	-	3
Non-U.S. government securities	-	8	-	8
Corporate Debt:
Corporate bonds (6)	-	195	2	197
Asset Backed	-	57	-	57
Collateralized Mortgage Obligations (CMO) (7)	-	70	-	70
Interest rate swaps (Notional amount: $681)	-	(8)	-	(8)
Other (8)	47	-	(4)	43
Unrealized gain (loss) on investment of securities lending collateral (9)	-	-	-	-

Sub-total				549

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	-	1	-	1
Registered investment companies	12	-	-	12

Sub-total				13

Total	$163	$1,168	$(2)	$1,329

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	-	439	-	439
Common trusts (2)	-	85	-	85
Equities	96	-	-	96

Sub-total				620

International Equities:
Variable Life Insurance Policies (3)	-	44	-	44
Common trusts (4)	-	15	-	15

Sub-total				59

Fixed Maturities:
Common trusts (5)	-	27	-	27
U.S. government securities (federal):
Mortgage Backed	-	12	-	12
Other U.S. government securities	-	101	-	101
U.S. government securities (state & other)	-	3	-	3
Non-U.S. government securities	-	3	-	3
Corporate Debt:
Corporate bonds (6)	-	284	2	286
Asset Backed	-	62	-	62
Collateralized Mortgage Obligations (CMO) (7)	-	144	-	144
Interest rate swaps (Notional amount: $560)	-	(4)	-	(4)
Other (8)	8	-	2	10
Unrealized gain (loss) on investment of securities lending collateral (10)	-	-	-	-

Sub-total				644

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	-	1	-	1
Registered investment companies	20	-	-	20

Sub-total				21

Total	$124	$1,216	$4	$1,344

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)

In 2011 the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $44 million and the liability for securities lending collateral is $44 million.

(10)

In 2010 the contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $78 million and the liability for securities lending collateral is $78 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2012
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$2	$2
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-
Relating to assets sold during the period	-	-
Purchases, sales and settlements	-	(6)
Transfers in and /or out of Level 3	-	-

Fair Value, end of period	$2	$(4)

	Year Ended December 31, 2011
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$2	$4
Actual Return on Assets:
Relating to assets still held at the reporting date	-	-
Relating to assets sold during the period	-	-
Purchases, sales and settlements	-	(2)
Transfers in and /or out of Level 3	-	-

Fair Value, end of period	$2	$2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets

	2012	2011	2012	2011
Asset Category
U.S. Equities	10%	8%	52%	46%
International Equities	4	2	5	4
Fixed Maturities	68	73	40	48
Short-term Investments	3	2	3	2
Real Estate	4	4	-	-
Other	11	11	-	-

Total	100%	100%	100%	100%

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts

	(in millions)
2013	$534	$194	$18
2014	543	194	19
2015	551	192	20
2016	561	191	20
2017	577	188	21
2018-2022	3,077	901	106

Total	$5,843	$1,860	$204

The Company anticipates that it will make cash contributions in 2013 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2012 and 2011 was $41 million and $34 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $54 million, $54 million and $52 million for the years ended December 31, 2012, 2011 and 2010, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

18. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2012	2011	2010
	(in millions)
Current tax expense (benefit)
U.S.	$598	$255	$(269)
State and local	13	(1)	(4)
Foreign	11	12	6

Total	622	266	(267)

Deferred tax expense (benefit)
U.S.	(553)	169	1,059
State and local	-	1	(2)
Foreign	3	5	-

Total	(550)	175	1,057

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$72	$441	$790
Income tax expense on equity in earnings of operating joint ventures	22	84	25
Income tax expense (benefit) on discontinued operations	(1)	6	11
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	260	823	875
Additional paid-in capital	(19)	-	-
Stock-based compensation programs	(22)	(11)	1

Total income taxes	$312	$1,343	$1,702

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2012	2011	2010
	(in millions)
Expected federal income tax expense (benefit)	$358	$408	$939
Low income housing and other tax credits	(66)	(72)	(72)
Non-taxable investment income	(228)	(191)	(157)
Uncertain tax positions and interest	-	46	(9)
Non-deductible goodwill impairment	-	241	-
Change in tax rate	-	-	93
Other	8	9	(4)

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$72	$441	$790

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2012	2011
	(in millions)
Deferred tax assets
Policyholders’ dividends	$2,448	$1,817
Net operating and capital loss carryforwards	4	4
Tax credits carryforwards	2	357
Employee benefits	22	-
Insurance reserves	3,057	1,262

Deferred tax assets before valuation allowance	5,533	3,440
Valuation allowance	(9)	(9)

Deferred tax assets after valuation allowance	5,524	3,431

Deferred tax liabilities
Net unrealized investment gains	5,086	3,965
Employee benefits	-	205
Investments	1,662	1,178
Deferred policy acquisition costs	1,700	1,405
Other	328	200

Deferred tax liabilities	8,776	6,953

Net deferred tax liability	$(3,252)	$(3,522)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31, as follows

	2012	2011
	(in millions)
Valuation allowance related to state and local deferred tax assets	$-	$-
Valuation allowance related to foreign operations deferred tax assets	$9	$9

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table sets forth the federal and state operating and capital loss carryforwards for tax purposes, at December 31:

	2012	2011
	(in millions)
Federal net operating and capital loss carryforwards (1)	$8	$8
State net operating and capital loss carryforwards (2)	$5	$5

(1)	Expires between 2020 and 2031.
(2)	Expires between 2029 and 2030.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2012, 2011, and 2010 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2012	2011	2010
	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$57	$40	$205

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	2012	2011	2010
	(in millions)
Balance at January 1,	$69	$161	$119
Increases in unrecognized tax benefits	2	53	42
(Decreases) in unrecognized tax benefits	(1)	(2)	-
Settlements with taxing authorities	(60)	(143)	-

Balance at December 31,	$10	$69	$161

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$10	$9	$11

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2012	2011	2010
	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$-	$-	$18
Interest and penalties recognized in liabilities in the consolidated statements of financial position	$-	$-	$-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2004 through 2006 tax years will expire in November 2013, unless extended. The Federal statute of limitations for the 2007 through 2008 tax years will expire in December 2013, unless extended. Tax years 2009 through 2011 are still open for IRS examination.

During 2004 through 2006, the Company entered into a transaction that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transaction was approximately $100 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $39 million. The settlement of the foreign tax credit transaction for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $53 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2011, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2010, 2011 or 2012 results.

For tax years 2007 through 2012, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

On March 23, 2010, President Obama signed into law the Patient Protection and Affordable Care Act, which was modified by the Health Care and Education Reconciliation Act of 2010 signed into law on March 30, 2010, (together, the “Healthcare Act”). The federal government provides a subsidy to companies that provide certain retiree prescription drug benefits (the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Medicare Part D subsidy”), including the Company. The Medicare Part D subsidy was previously provided tax-free. However, as currently adopted, the Healthcare Act includes a provision that would reduce the tax deductibility of retiree health care costs to the extent of any Medicare Part D subsidy received. In effect, this provision of the Healthcare Act makes the Medicare Part D subsidy taxable beginning in 2013. Therefore, the Company incurred a charge in 2010 for the reduction of deferred tax assets of $94 million, which reduces net income and is reflected in “Income tax expense (benefit).”

19. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, embedded derivatives resulting from certain products with guaranteed benefits and certain due from/to parent and affiliates.

Assets and Liabilities by Hierarchy Level—The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2012
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. governmentauthorities and agencies	$-	$11,352	$-	$-	$11,352
Obligations of U.S. states and their political subdivisions	-	2,731	-	-	2,731
Foreign government bonds	-	1,987	-	-	1,987
Corporate securities	-	112,827	844	-	113,671
Asset-backed securities	-	7,373	2,971	-	10,344
Commercial mortgage-backed securities	-	10,867	-	-	10,867
Residential mortgage-backed securities	-	6,812	11	-	6,823

Subtotal	-	153,949	3,826	-	157,775

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading account assets:(2)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	-	151	-	-	151
Obligations of U.S. states and their political subdivisions	-	259	-	-	259
Foreign government bonds	-	126	-	-	126
Corporate securities	-	12,091	93	-	12,184
Asset-backed securities	-	779	381	-	1,160
Commercial mortgage-backed securities	-	2,269	1	-	2,270
Residential mortgage-backed securities	-	2,024	2	-	2,026
Equity securities	26	-	205	-	231
All other(3)	663	13,862	19	(10,363)	4,181

Subtotal	689	31,561	701	(10,363)	22,588
Equity securities, available-for-sale	3,336	1,966	44	-	5,346
Commercial mortgage and other loans	-	-	-	-	-
Other long-term investments	2	34	507	-	543
Short-term investments	2,282	1,298	-	-	3,580
Cash equivalents	392	2,463	-	-	2,855
Other assets	78	234	-	-	312
Due from parent and affiliates	-	863	1,646	-	2,509

Subtotal excluding separate account assets	6,779	192,368	6,724	(10,363)	195,508
Separate account assets(4)	37,684	148,770	21,100	-	207,554

Total assets	$44,463	$341,138	$27,824	$(10,363)	$403,062

Future policy benefits	-	-	1,552	-	1,552
Other liabilities	-	8,121	-	(8,031)	90
Due to parent and affiliates	-	2,629	19	-	2,648

Total liabilities	$-	$10,750	$1,571	$(8,031)	$4,290

	As of December 31, 2011(5)
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$10,233	$66	$-	$10,299
Obligations of U.S. states and their political subdivisions	-	2,411	-	-	2,411
Foreign government bonds	-	2,071	25	-	2,096
Corporate securities	6	81,471	803	-	82,280
Asset-backed securities	-	7,672	1,657	-	9,329
Commercial mortgage-backed securities	-	10,530	12	-	10,542
Residential mortgage-backed securities	-	6,054	16	-	6,070

Subtotal	6	120,442	2,579	-	123,027
Trading account assets:(2)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	-	79	9	-	88
Obligations of U.S. states and their political subdivisions	-	284	-	-	284
Foreign government bonds	-	106	-	-	106

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Corporate securities	-	10,916	109	-	11,025
Asset-backed securities	-	1,280	359	-	1,639
Commercial mortgage-backed securities	-	2,277	21	-	2,298
Residential mortgage-backed securities	-	1,843	2	-	1,845
Equity securities	6	-	217	-	223
All other(3)	684	15,747	87	(11,222)	5,296

Subtotal	690	32,532	804	(11,222)	22,804
Equity securities, available for sale	3,108	1,743	66	-	4,917
Commercial mortgage and other loans	-	-	(1)	-	(1)
Other long-term investments	5	28	371	-	404
Short-term investments	4,548	730	-	-	5,278
Cash equivalents	368	3,656	-	-	4,024
Other assets	3	86	-	-	89
Due from parent and affiliates	-	-	2,737	-	2,737

Subtotal excluding separate account assets	8,728	159,217	6,556	(11,222)	163,279
Separate account assets(4)	38,161	117,246	19,333	-	174,740

Total assets	$46,889	$276,463	$25,889	$(11,222)	$338,019

Future policy benefits	-	-	1,091	-	1,091
Other liabilities	-	7,231	3	(7,854)	(620)
Due to parent and affiliates	-	7,598	83	-	7,681

Total liabilities	$-	$14,829	$1,177	$(7,854)	$8,152

(1)	“Netting” amounts represent cash collateral of $2,332 million and $3,368 million as of December 31, 2012 and December 31, 2011, respectively, and the impact of offsetting asset and liability positions held with the same counterparty.
(2)	Includes Trading Account Assets Supporting Insurance Liabilities and Other Trading Account Assets.
(3)	Level 1 represents cash equivalents and short term investments. All other amounts primarily represent derivative assets.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.
(5)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities—The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2012 and December 31, 2011, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that pay a stated coupon and a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets—Trading account assets consist primarily of public corporate bonds, treasuries, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments— Other long-term investments, other than derivatives, consist of fund investments, where the fair value option has been elected, is primarily determined by the fund managers. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Derivative Instruments—Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models (such as Monte Carlo simulation models and other techniques) with some significant unobservable market inputs or inputs (e.g., interest rates, equity indices, dividend yields, etc.) from less actively traded markets (e.g., model-specific input values, including volatility parameters, etc.). Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Other Liabilities—Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to\from parent and affiliates —Due to\from parent and affiliates consist primarily of reinsurance recoverable, notes receivable and derivative activity. The fair values of notes receivable and derivative are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Reinsurance recoverables carried at fair value include the reinsurance of the living benefit guarantees on certain variable annuities. These reinsurance recoverables are valued in the same manner as the living benefit guarantees as described below in “Future Policy Benefits”.

Future Policy Benefits—The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company’s variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate and implied volatility assumptions, the Company’s market-perceived risk of its own non-performance (“NPR”), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and implied volatility. In the risk neutral valuation, interest rates are used to both grow the policyholders’ account values and discount all projected future cash flows. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread over LIBOR to reflect NPR.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Account. In certain periods, an adjustment may be made for the fair value of these assets beyond the quoted market price to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for the respective day. As a result of this type of adjustment, net transfers of $2.9 billion were moved from Level 1 to Level 2 for the year ended December 31, 2012 and net transfers of $3.4 billion were moved from Level 2 to Level 1 for the year ended December 31, 2010.

Level 3 Assets and Liabilities by Price Source—The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2012

	Internal (1)	External (2)	Total

	(in millions)
U.S. Treasury securities and obligations of U.S. government
Corporate securities	665	272	937
Asset-backed securities	180	3,172	3,352
Commercial mortgage-backed securities	1	-	1
Residential mortgage-backed securities	3	10	13
Equity securities	43	206	249
Other long-term investments	(2)	509	507
Due from parent and affiliates	1,558	88	1,646

Subtotal excluding separate account assets (3)	2,448	4,257	6,705
Separate account assets	20,422	678	21,100

Total assets	$22,870	$4,935	$27,805

Future policy benefits	$1,552	$-	$1,552
Due to parent and affiliates	19	-	19

Total liabilities	$1,571	$-	$1,571

(1)

Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities for which the investment risks associated with market value changes are borne by the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

As of December 31, 2012
	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)

(in millions)
Assets:
Corporate securities	$665	Discounted cash flow	Discount rate	2.9% - 17.5% (11.72%)	Decrease
		Cap at call price	Call price	100% - 101% (100.26%)	Increase
		Liquidation	Liquidation value	49% - 84% (81.67%)	Increase
Asset-backed securities	$180	Discounted cash flow	Prepayment rate (2)	14.48% - 14.52% (14.50%)	Increase
			Default rate (2)	2.48% - 2.52% (2.50%)	Decrease
			Loss severity (2)	35.0% - 35.0% (35.0%)	Decrease
			Liquidity premium	1.0% - 2.50% (1.83%)	Decrease
			Average life (years)	0 years - 15 years (6.45 years)	Increase
			Comparable spreads	0.1% - 0.4% (0.32%)	Decrease
			Comparable security yields	0.4% - 8.2% (6.97%)	Decrease
Due from parent and affiliates	$1,558	Fair values are primarily determined in the same manner as future policy benefits

Liabilities:
Future policy benefits	$1,552	Discounted cash flow	Lapse rate (3)	0% - 14%	Decrease
			NPR spread (4)	0.20% - 1.60%	Decrease
			Utilization rate (5)	70% - 94%	Increase
			Withdrawal rate (6)	85% - 100%	Increase
			Mortality rate (7)	0% - 13%	Decrease
			Equity volatility curve	19% - 34%	Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)	In isolation, an increase in prepayment rate or a decrease in default rate or loss severity would generally result in an increase in fair value, although the interrelationships between these inputs depend on specific market conditions.
(3)	Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed amount and the current policyholder account value as well as other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(4)	To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company believes it appropriate to reflect the financial strength ratings of the Company’s insurance subsidiaries as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by the credit spreads associated with funding agreements issued by these subsidiaries, adjusted for any illiquidity risk premium.
(5)	The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilizing the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contract. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.
(6)	The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(7)	Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Real Estate and Other Invested Assets—Separate account assets include $19,518 million of investments in real estate as of December 31, 2012 that are classified as Level 3 and reported at fair value. In general, these fair value estimates are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. In cases where real estate investments are made through indirect investments, fair value is generally determined by the Company’s equity in net assets of the entities. The debt associated with real estate, other invested assets and the Company’s equity position in entities are externally valued. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments and their corresponding debt are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which range from 4.75% to 10.5% (6.49% weighted average) and discount rates, which range from 6.25% to 15.0% (7.92% weighted average). Key unobservable inputs to real estate debt valuation include yield to maturity, which ranges from 3.59% to 7.62% (4.74% weighted average) and market spread over base rate, which ranges from 1.67% to 4.48% (3.22% weighted average).

Commercial Mortgage Loans—Separate account assets include $833 million of commercial mortgage loans as of December 31, 2012 that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which range from 1.65% to 4.15% (1.87% weighted average). In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation unit oversees the valuation of optional living benefit features of the Company’s variable annuity contracts. The valuation unit works with segregated modeling and database administration teams to validate the appropriateness of input data and logic, data flow and implementation.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
	(in millions)
Fair Value, beginning of period	$66	$-	$25	$803	$1,657	$12	$16
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	(34)	12	-	-
Included in other comprehensive income (loss)	-	-	-	48	75	1	-
Net investment income	-	-	-	5	28	-	1
Purchases	-	10	-	316	2,523	43	-
Sales	-	-	-	(161)	(413)	-	-
Issuances	-	-	-	-	-	-	-
Settlements	(2)	-	-	(254)	(470)	(3)	(6)
Other(1)	(64)	-	(8)	72	-	-	-
Transfers into Level 3(2)	-	-	7	217	60	37	-
Transfers out of Level 3(2)	-	(10)	(24)	(168)	(501)	(90)	-

Fair Value, end of period	$-	$-	$-	$844	$2,971	$-	$11

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-	$-

	Year Ended December 31, 2012
	Trading Account Assets
	U.S Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$9	$109	$359	$21	$2	$217	$87
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-	-	(51)
Other income	-	(7)	12	1	-	14	2
Net investment income	-	-	5	-	-	-	-
Purchases	-	16	183	16	2	19	-
Sales	-	(8)	(7)	-	(2)	(30)	-
Issuances	-	-	-	-	-	-	-
Settlements	(2)	(25)	(109)	(1)	-	(14)	(19)
Other(1)	(7)	7	-	-	-	-	-
Transfers into Level 3(2)	-	5	3	80	-	-	-
Transfers out of Level 3(2)	-	(4)	(65)	(116)	-	(1)	-

Fair Value, end of period	$-	$93	$381	$1	$2	$205	$19

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-	$(7)
Other income	$-	$-	$2	$-	$-	$3	$1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012
	Equity Securities Available- For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates
	(in millions)
Fair Value, beginning of period	$66	$(1)	$371	$2,737
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(5)	1	6	(18)
Other income	-	-	44	-
Included in other comprehensive income (loss)	8	-	-	23
Net investment income	-	-	-	30
Purchases	64	-	173	161
Sales	(2)	-	-	(72)
Issuances	-	-	-	422
Settlements	-	-	(87)	(378)
Transfers into Level 3(2)	5	-	-	-
Transfers out of Level 3(2)	(92)	-	-	(1,259)

Fair Value, end of period	$44	$-	$507	$1,646

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$(289)
Other income	$-	$-	$10	$-

	Year Ended December 31, 2012
	Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$19,333	$(1,091)	$(3)	$(83)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(8)	(22)	68
Other income	-	-	-	(2)
Interest credited to policyholders’ account balances	1,929	-	-	-
Purchases	4,221	-	-	-
Sales	(1,692)	-	-	-
Issuances	-	(453)	-	-
Settlements	(2,272)	-	25	(2)
Transfers into Level 3(2)	326	-	-	-
Transfers out of Level 3(2)	(745)	-	-	-

Fair Value, end of period	$21,100	$(1,552)	$-	$(19)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$313	$-	$7
Interest credited to policyholders’ account	$156	$-	$-	$-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
	Fixed Maturities Available-For-Sale
	U.S. Government	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
	(in millions)
Fair Value, beginning of period	$-	$27	$991	$1,507	$-	$23
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	(24)	20	-	-
Included in other comprehensive income (loss)	-	1	(56)	(9)	-	(1)
Net investment income	-	-	5	27	-	-
Purchases	66	1	526	1,418	5	1
Sales	-	(1)	(104)	(502)	-	(1)
Issuances	-	-	9	-	-	-
Settlements	-	-	(342)	(206)	-	(5)
Other(1)	-	-	(3)	1	-	(1)
Transfers into Level 3(2)	-	-	281	13	12	-
Transfers out of Level 3(2)	-	(3)	(480)	(612)	(5)	-

Fair Value, end of period	$66	$25	$803	$1,657	$12	$16

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$(38)	$(1)	$-	$-

	Year Ended December 31, 2011
	Trading Account Assets
	U.S Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$-	$82	$237	$5	$18	$8	$129
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-	-	(14)
Other income	-	6	(2)	-	-	(28)	2
Net investment income	-	-	3	-	-	-	-
Purchases	9	72	305	10	-	37	-
Sales	-	(12)	(23)	-	-	(77)	-
Issuances	-	1	-	-	-	-	-
Settlements	-	(39)	(97)	(3)	(1)	(30)	(35)
Other(1)	-	-	15	-	(15)	240	-
Transfers into Level 3(2)	-	43	-	19	-	67	5
Transfers out of Level 3(2)	-	(44)	(79)	(10)	-	-	-

Fair Value, end of period	$9	$109	$359	$21	$2	$217	$87

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-	$(14)
Other income	$-	$4	$(1)	$-	$-	$(8)	$2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
	Equity Securities Available -For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates
	(in millions)
Fair Value, beginning of period	$69	$(6)	$251	$1,919
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(15)	5	6	959
Other income	-	-	(5)	-
Included in other comprehensive income (loss)	20	-	-	(54)
Net investment income	-	-	-	46
Purchases	49	-	145	691
Sales	(47)	-	-	-
Issuances	-	-	-	-
Settlements	(8)	-	(26)	(501)
Other(1)	(240)	-	-	(365)
Transfers into Level 3(2)	240	-	-	42
Transfers out of Level 3(2)	(2)	-	-	-

Fair Value, end of period	$66	$(1)	$371	$2,737

Unrealized gains (losses) for assets still held (3):

Included in earnings:
Realized investment gains (losses), net	$(22)	$5	$2	$999
Other income	$-	$-	$(5)	$-

	Year Ended December 31, 2011
	Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$15,771	$348	$(3)	$(126)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(1,154)	(17)	36
Other income	-	-	-	(2)
Interest credited to policyholders’ account balances	2,850	-	-	-
Net investment income	20	-	-	-
Purchases	3,097	(284)	-	-
Sales	(1,454)	-	-	-
Issuances	3	-	-	-
Settlements	(1,156)	(1)	17	14
Transfers into Level 3(2)	864	-	-	(5)
Transfers out of Level 3(2)	(662)	-	-	-

Fair Value, end of period	$19,333	$(1,091)	$(3)	$(83)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(1,160)	$(17)	$36
Other income	$-	$-	$-	$(2)
Interest credited to policyholders’ account	$1,825	$-	$-	$-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2010
	Fixed Maturities Available-For-Sale
	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
		(in millions)
Fair Value, beginning of period	$42	$752	$6,085	$-	$83
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(28)	(47)	-	-
Included in other comprehensive income (loss)	-	94	109	1	-
Net investment income	-	8	(19)	-	1
Purchases, sales, issuances and settlements	-	(183)	339	19	(6)
Other(1)	-	10	-	48	(48)
Transfers into Level 3(2)	-	455	129	8	2
Transfers out of Level 3(2)	(15)	(117)	(5,089)	(76)	(9)

Fair Value, end of period	$27	$991	$1,507	$-	$23

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(30)	$(66)	$-	$-

	Year Ended December 31, 2010
	Trading Account Assets
	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$83	$323	$5	$20	$5	$290
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	-	-	-	-	(66)
Other income	(1)	4	3	1	4	3
Net investment income	1	1	-	-	-	-
Purchases, sales, issuances and settlements	(36)	136	(2)	(3)	(1)	(98)
Transfers into Level 3(2)	72	24	31	-	-	-
Transfers out of Level 3(2)	(37)	(251)	(32)	-	-	-

Fair Value, end of period	$82	$237	$5	$18	$8	$129

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$(65)
Other income	$3	$1	$5	$1	$3	$3

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2010
	Equity Securities Available- For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates
	(in millions)
Fair Value, beginning of period	$124	$(10)	$-	$3,372
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	51	4	(9)	(477)
Other income	-	-	18	-
Included in other comprehensive income (loss)	(39)	-	-	37
Net investment income	-	-	-	45
Purchases, sales, issuances and settlements	(69)	-	242	(1,468)
Transfers into Level 3(2)	3	-	-	410
Transfers out of Level 3(2)	(1)	-	-	-

Fair Value, end of period	$69	$(6)	$251	$1,919

Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$(2)	$4	$(9)	$(476)
Other income	$-	$-	$18	$-

	Year Ended December 31, 2010
	Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$13,047	$(58)	$(10)	$(288)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	520	4	68
Other income	-	-	-	(3)
Interest credited to policyholders’ account balances	2,125	-	-	-
Purchases, sales, issuances and settlements	839	(114)	3	97
Transfers into Level 3(2)	171	-	-	-
Transfers out of Level 3(2)	(411)	-	-	-

Fair Value, end of period	$15,771	$348	$(3)	$(126)

Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$-	$474	$4	$68
Other income	$-	$-	$-	$(3)
Interest credited to policyholders’ account	$1,077	$-	$-	$-

(1)	Other represents the impact of consolidation or deconsolidation of funds and reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that cannot be validated) for which information from third party pricing services (that can be validated) was previously utilized. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate. Significant transfers into and/or out of Level 3 are discussed below:

For the year ended December 31, 2012, the majority of the Equity Securities Available-for-Sale transfers out of Level 3 were due to the determination that the pricing inputs for certain equity securities did not have a material liquidity discount and therefore, should be classified as Level 1, not Level 3.

For the year ended December 31, 2011, the majority of the Equity Securities Available-for-Sale, Trading Account Assets Supporting Insurance Liabilities – Equity Securities and Other Trading Account Assets – Equity Securities transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information.

For the year ended December 31, 2010, the majority of the transfers out of Level 3 for Fixed Maturities Available-for-Sale – Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives which are recorded with the associated host contract. These derivative assets and liabilities are included in “Other trading account assets,” “Other long-term investments” or “Other liabilities” in the tables presented above.

	As of December 31, 2012
	Level 1	Level 2	Level 3	Netting (1)		Total
	(in millions)
Derivative assets:
Interest Rate	$11	$15,794	$5	$		$15,810
Currency	-	1,299	-			1,299
Credit	-	27	-			27
Currency/Interest Rate	-	450	-			450
Equity	-	671	19			690
Netting (1)					(14,980)	(14,980)

Total derivative assets	$11	$18,241	$24		$(14,980)	$3,296

Derivative liabilities:
Interest Rate	$11	$12,826	$2	$		$12,839
Currency	-	1,282	-			1,282
Credit	-	66	-			66
Currency/Interest Rate	-	571	-			571
Equity	-	627	19			646
Netting (1)					(12,654)	(12,654)

Total derivative liabilities	$11	$15,372	$21		$(12,654)	$2,750

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (1)		Total

	(in millions)
Derivative assets:
Interest Rate	$10	$16,114	$8	$		$16,132
Currency	-	684	-			684
Credit	-	64	1			65
Currency/Interest Rate	-	562	-			562
Equity	-	543	83			626
Netting (1)					(13,252)	(13,252)

Total derivative assets	$10	$17,967	$92		$(13,252)	$4,817

Derivative liabilities:
Interest Rate	$9	$14,426	$6	$		$14,441
Currency	-	667	-			667
Credit	-	88	-			88
Currency/Interest Rate	-	826	-			826
Equity	-	492	83			575
Netting (1)					(9,530)	(9,530)

Total derivative liabilities	$9	$16,499	$89		$(9,530)	$7,067

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the years ended December 31, 2012 and 2011, as well as the portion of gains or losses included in income for the years ended December 31, 2012 and 2011, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2012.

	Year Ended December 31, 2012

	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate

	(in millions)
Fair Value, beginning of period	$83	$(83)	$1	$(1)	$8	$(6)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(70)	70	(1)	1	(3)	4
Asset management fees and other income	-	-	-	-	-	-
Purchases	6	(6)	-	-	-	-
Transfers into Level 3(1)	-	-	-	-	-	-
Transfers out of Level 3(1)	-	-	-	-	-	-

Fair Value, end of period	$19	$(19)	$-	$-	$5	$(2)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(70)	$70	$(1)	$1	$(3)	$4
Asset management fees and other income	$-	$-	$-	$-	$-	$-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011

	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$126	$(126)	$-	$-	$3	$(12)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(29)	29	1	-	5	6
Asset management fees and other income	-	-	-	-	-	-
Settlements	(14)	14	-	-	-	-
Transfers into Level 3(1)	-	-	-	-	-	-
Transfers out of Level 3(1)	-	-	-	-	-	-

Fair Value, end of period	$83	$(83)	$1	$-	$8	$(6)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(29)	$29	$1	$(1)	$5	$6
Asset management fees and other income	$-	$-	$-	$-	$-	$-

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value adjustments resulted in $1 million of net gains being recorded for the year ended December 31, 2012 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2012 was $14 million. Similar nonrecurring fair value adjustments on commercial mortgage loans resulted in net losses of $5 million and $109 million for the years ended December 31, 2011 and 2010, respectively. The adjustments were based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and were classified as Level 3 in the hierarchy.

Impairments of $46 million were recorded related to the write off of intangible assets. The impairments were primarily based on discounted cash flow models, using assumptions and inputs specific to the Company, and are therefore, classified as Level 3 in the hierarchy. Impairments of $4 million, $7 million and $6 million were recorded for the years ended December 31, 2012, 2011 and 2010, respectively, on certain cost method investments. The impairments were based primarily on discounted future cash flow models and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses and classified as Level 3 in the hierarchy.

Fair Value Option - The following table presents information regarding changes in fair values recorded in earnings other long-term investments where the fair value option has been elected.

	2012	2011	2010
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	40	(5)	18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The fair value of other long-term investments were $464 million and $366 million as of December 31, 2012 and 2011, respectively.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2012					December 31, 2011
	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount
	Level 1	Level 2	Level 3	Total	Total	Total	Total
	(in millions)

Assets:
Commercial mortgage and other loans	$-	$-	$33,458	$33,458	$30,738	$30,973	$28,787
Policy loans	-	-	10,834	10,834	8,215	10,987	8,077
Other affiliated notes receivable	-	5,053	116	5,169	4,740	2,985	2,880
Short-term investments	-	26	-	26	26	33	33
Cash and cash equivalents	601	31	-	632	632	405	405
Accrued investment income	-	1,934	-	1,934	1,934	1,635	1,635
Due from parents and affiliates	-	-	6,189	6,189	6,189	4,182	4,182
Other assets	38	922	631	1,591	1,591	1,541	1,541

Total assets	$639	$7,966	$51,228	$59,833	$54,065	$52,741	$47,540

Liabilities:
Policyholders’ account balances -investment contracts	$-	$34,285	$28,832	$63,117	$60,969	$62,748	$60,882
Securities sold under agreements to repurchase	-	5,680	-	5,680	5,680	6,031	6,031
Cash collateral for loaned securities	-	3,902	-	3,902	3,902	2,847	2,847
Short-term debt	-	707	-	707	700	1,255	1,255
Long-term debt	-	8,032	5,184	13,216	12,011	10,472	10,101
Other liabilities	-	2,867	649	3,516	3,516	2,403	2,403
Due to parents and affiliates	-	-	5,948	5,948	5,948	3,201	3,201
Separate account liabilities -investment contracts	-	75,494	21,066	96,560	96,560	89,492	89,492

Total liabilities	$-	$130,967	$61,679	$192,646	$189,286	$178,449	$176,212

(1)

Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate Japanese government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns, while Japanese insurance policy loans use the risk-free proxy based on the yen LIBOR. For group corporate-, bank- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due, excluding interest, as of the reporting date.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash & Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities,, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own non-performance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset or liability approximates fair value, as they equal the amount of cash collateral received/paid.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

A portion of the senior secured notes issued by Prudential Holdings, LLC (the “IHC debt”) is insured by a third-party financial guarantee insurance policy. The effect of the third-party credit enhancement is not included in the fair value measurement of the IHC debt and the methodologies used to determine fair value consider the Company’s own non-performance risk.

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities–Investment Contracts

Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees. Therefore, carrying value approximates fair value.

Due to/from Parent and Affiliates

Due to/from parent and affiliates represents primarily accrued expense payables and receivables and reinsurance recoverables. Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

20. RELATED PARTIES

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $727 million, $585 million and $519 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company also engages in other transactions with affiliates in the normal course of business. There were no affiliated revenues in “Other income” for 2012, and $ 1 million for each of the years ended 2011 and 2010, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $101 million and 154 million at December 31, 2012 and 2011, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $305 million, $281 million and $262 million as contra-revenue in “Net investment income” and $128 million, $117 million and $110 million in “General and administrative expenses” for the years ended December 31, 2012, 2011 and 2010, respectively. “Due to parent and affiliates” includes $33 million and $42 million at December 31, 2012 and 2011, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity Dates	Rate	2012	2011

			(in millions)
U.S. Dollar floating rate notes(1)	2013 - 2026	0.50% - 2.55%	$171	$139
U.S. Dollar fixed rate notes(2)	2012 - 2042	0.81% - 11.03%	3,881	3,386
Japanese Yen fixed rate notes	2014 - 2021	1.73% - 2.66%	413	292

Total long-term notes receivable - affiliated(3)			4,465	3,817
Short-term notes receivable - affiliated(4)			1,494	914

Total notes receivable - affiliated			$5,959	$4,731

(1)	Includes current portion of the long-term notes receivable of $8 million at December 31, 2011.
(2)	Includes current portion of the long-term notes receivable of $144 million at December 31, 2012 and $436 million at December 31, 2011.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 0.88% at December 31, 2012 and 1.57% at December 31, 2011. Short-term notes receivable are payable on demand.

The affiliated notes receivable included above that are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $40 million and $44 million at December 31, 2012 and 2011, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $259 million, $147 million and $258 million for the years ended December 31, 2012, 2011, and 2010, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $236 million and $205 million, associated with these transactions at December 31, 2012 and 2011, respectively. Revenues related to this lending activity were immaterial for years ended 2012 and 2011, and $1 million for the year ended 2010, and are included in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Sales and Dividends of Fixed Maturities and Commercial Mortgage Loans between Related Parties

In April 2012, the Company sold fixed maturity investments to an affiliate for a total of $65 million, the fair value on the date of transfer plus accrued interest. The affiliate recorded the investments at the fair value of the investments at the date of sale. The difference of $13 million between the historic amortized cost and the fair value was recorded by the Company as gain on the investments. Fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference of amortized cost and fair value reflected in accumulated other comprehensive income.

In April 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $527 million, the fair value on the date of the transfer plus accrued interest.

In May 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $451 million, the fair value on the date of the transfer plus accrued interest.

In November 2012, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $142 million, the fair value on the date of the transfer plus accrued interest.

In March 2011, the Company purchased commercial mortgage loans from an affiliate for a total of $9 million, the fair value on the date of the transfer plus accrued interest. The company recorded the assets at the affiliate’s carrying amount. Commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In May 2011, the Company sold commercial mortgage loans to an affiliate for a total of $80 million, the fair value on the date of the transfer plus accrued interest. The Company recognized a gain on the sale of $4 million.

In May 2011, the Company paid a dividend of $139 million to its parent company. The dividend consisted of $38 million of cash and $97 million of fixed maturity investments, the book value on the date of transfer plus accrued interest. $6 million of the fixed maturities were classified as trading account assets. The parent recorded the investments at the historic amortized cost of the Company. Fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference amortized cost and fair value reflected in accumulated other comprehensive income. Trading accounts assets are carried at fair value in the Company’s consolidated statement of financial position.

In May 2011, the Company sold fixed maturity investments to an affiliate for a total of $137 million, the fair value on the date of transfer plus accrued interest. The affiliate recorded the investments at the fair value of the investments at the date of sale. The difference of $14 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a gain on the investments.

In December 2011, the Company sold fixed maturity investments to an affiliate for a total of $135 million, the fair value on the date of transfer plus accrued interest. The affiliate recorded the investments at the historic amortized cost of the Company.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $444 million and $1,934 million at December 31, 2012 and 2011, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $2,638 million and $6,121 million at December 31, 2012 and 2011, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” debt related to these agreements has been repaid in 2012 and was $529 million at December 31, 2011, In addition, there were no “Deferred policy acquisition costs” included in affiliated amounts at December 31, 2012 and $4 million related to these agreements at December 31, 2011. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $22 million, $34 million and $70 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $14 million and $89 million at December 31, 2012 and 2011, respectively. “Net investment income” includes gains of $17 million, $4 million and $18 million for the years ended December 31, 2012, 2011 and 2010, respectively, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer or broker capacity

Interest Rate Contracts

Interest rate swaps and exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Foreign Exchange Contracts

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or an index of names, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s (or index reference names’) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

TBAs. The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio. TBAs can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Loan Commitments. In its mortgage operations, the Company enters into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments for loans that will be held for sale are recognized as derivatives and recorded at fair value. The determination of the fair value of loan commitments accounted for as derivatives considers various factors including, among others, terms of the related loan, the intended exit strategy for the loans based upon either securitization valuation models or investor purchase commitments, prevailing interest rates, origination income or expense, and the value of service rights. Loan commitments that relate to the origination of mortgage loans that will be held for investment are not accounted for as derivatives and accordingly are not recognized in the Company’s financial statements. See Note 22 for a further discussion of these loan commitments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element, also referred to as an asset transfer feature, to minimize risks inherent in the Company’s guarantees which reduces the need for derivatives.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Synthetic Guarantees. The Company sells synthetic guaranteed investment contracts, through both full service and investment-only sales channels, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated withdrawals from the contract. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty. This netting impact results in total derivative assets of $3,296 million and $4,816 million as of December 31, 2012 and December 31, 2011, respectively, and total derivative liabilities of $2,750 million and $7,067 million as of December 31, 2012 and December 31, 2011, respectively, reflected in the Consolidated Statement of Financial Position.

	December 31, 2012			December 31, 2011

Primary Underlying/ Instrument Type	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities

	(in millions)
Derivatives Designated as Hedging Instruments:
Interest Rate
Interest Rate Swaps	$2,874	$26	$(333)	$4,343	$54	$(395)
Currency/Interest Rate
Foreign Currency Swaps	5,068	80	(263)	3,520	154	(156)

Total Qualifying Hedges	$7,942	$106	$(596)	$7,863	$208	$(551)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate
Interest Rate Swaps	$55,912	$3,526	$(2,591)	$48,530	$3,816	$(2,491)
Interest Rate Futures	6,749	11	(12)	6,191	10	(9)
Interest Rate Options	-	-	-	377	13	-
Interest Rate Forwards	660	-	-	2,139	6	-
Foreign Currency
Foreign Currency Forwards	1,464	5	(28)	2,768	32	(11)
Currency/Interest Rate
Foreign Currency Swaps	2,856	176	(90)	2,589	220	(93)
Credit

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Credit Default Swaps	1,600	6	(45)	1,454	23	(45)
Equity
Equity Options	24,507	86	(33)	8,283	115	(48)
Total Return Swaps	544	1	(8)	372	-	(14)
Synthetic GIC’s	65,403	6	-	46,844	5	-

Total Non-Qualifying Hedges	$159,695	$3,817	$(2,807)	$119,547	$4,240	$(2,711)

Total Derivatives (1)	$167,637	$3,923	$(3,403)	$127,410	$4,448	$(3,262)

(1)

Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $1,646 million as of December 31, 2012 and a net liability of $1,343 million as of December 31, 2011, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2012
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)

Derivatives Designated as Hedging Instruments:
Fair value hedges
Interest Rate	$25	$(92)	$-	$-	$33	$-
Currency	-	-	-	-	-	-

Total fair value hedges	25	(92)	-	-	33	-

Cash flow hedges
Interest Rate	-	-	-	-	(1)	7
Currency/Interest Rate	-	2	(5)	-	-	(177)

Total cash flow hedges	-	2	(5)	-	(1)	(170)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	72	-	-	-	-	-
Currency	(15)	-	-	-	-	-
Currency/Interest Rate	(20)	-	-	-	-	-
Credit	(48)	-	-	-	-	-
Equity	(127)	-	-	-	-	-
Embedded Derivatives	4	-	-	-	-	-

Total non-qualifying hedges	(134)	-	-	-	-	-

Total	$(109)	$(90)	$(5)	$-	$32	$(170)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges
Interest Rate	$(116)	$(114)	$-	$-	$56	$-
Currency	-	-	-	-	-	-

Total fair value hedges	(116)	(114)	-	-	56	-

Cash flow hedges
Interest Rate	-	-	-	-	(1)	-
Currency/Interest Rate	-	(7)	3	-	-	176

Total cash flow hedges	-	(7)	3	-	(1)	176

Net investment hedges
Currency(2)	-	-	2	-	-	(14)
Currency/Interest Rate	-	-	-	-	-	-

Total net investment hedges	-	-	2	-	-	(14)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	775	-	-	-	-	-
Currency	15	-	-	-	-	-
Currency/Interest Rate	39	-	-	-	-	-
Credit	-	-	-	-	-	-
Equity	(6)	-	-	-	-	-
Embedded Derivatives	(1,177)	-	-	-	-	-

Total non-qualifying hedges	(354)	-	-	-	-	-

Total	$(470)	$(121)	$5	$-	$55	$162

	Year Ended December 31, 2010
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges
Interest Rate	$(114)	$(147)	$-	$-	$68	$-
Currency	-	-	-	-	-	-

Total fair value hedges	(114)	(147)	-	-	68	-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Cash flow hedges
Interest Rate	-	-	-	-	(3)	(3)
Currency/Interest Rate	-	(2)	4	-	-	71

Total cash flow hedges	-	(2)	4	-	(3)	68

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	807	-	-	-	-	-
Currency	51	-	-	-	-	-
Currency/Interest Rate	98	-	-	-	-	-
Credit	(86)	-	-	-	-	-
Equity	(17)	-	-	-	-	-
Embedded Derivatives	585	-	-	-	-	-

Total non-qualifying hedges	1,438	-	-	-	-	-

Total	$1,324	$(149)	$4	$-	$65	$68

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”
(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2012, 2011 and 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2009	$(242)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2010	62
Amount reclassified into current period earnings	6

Balance, December 31, 2010	(174)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2011	157
Amount reclassified into current period earnings	19

Balance, December 31, 2011	2
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2012	(182)
Amount reclassified into current period earnings	12

Balance, December 31, 2012	$(168)

Using December 31, 2012 values, it is anticipated that a pre-tax loss of approximately $1 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2013, offset by amounts pertaining to the hedged items. As of December 31, 2012, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 21 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $109 million in 2012, $109 million in 2011, and $123 million in 2010.

Credit Derivatives Written

The following table sets forth the Company’s exposure from credit derivatives where the Company has written credit protection, by NAIC rating of the underlying credits as of December 31, 2012 and 2011. The Company’s maximum amount at risk under these credit derivatives listed below assumes the value of the underlying referenced securities become worthless. These credit derivatives have maturities of less than 5 years. The table excludes a credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market.

	December 31, 2012
	Single Name		Credit Default Index		Total
NAIC Designation	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value

	(in millions)
1	$5	$-	$-	$-	$5	$-
2	-	-	-	-	-	-

Subtotal	5	-	-	-	5	-
3	-	-	750	2	750	2
4	-	-	-	-	-	-
5	-	-	-	-	-	-
6	-	-	-	-	-	-

Subtotal	-	-	750	2	750	2

Total	$5	$-	$750	$2	$755	$2

	December 31, 2011
	Single Name		Credit Default Index		Total
NAIC Designation	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value

	(in millions)
1	$431	$1	$-	$-	$431	$1
2	-	-	-	-	-	-

Subtotal	431	1	-	-	431	1
3	-	-	-	-	-	-
4	-	-	-	-	-	-
5	-	-	-	-	-	-
6	-	-	-	-	-	-

Subtotal	-	-	-	-	-	-

Total	$431	$1	$-	$-	$431	$1

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection by industry category as of the dates indicated.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2012		December 31, 2011
Industry	Notional	Fair Value	Notional	Fair Value
	(in millions)
Corporate Securities:
Consumer Non-cyclical	$-	$-	$-	$-
Capital Goods	-	-	-	-
Basic Industry	-	-	-	-
Transportation	-	-	-	-
Consumer Cyclical	-	-	-	-
Energy	-	-	-	-
Communication	5	-	5	-
Finance	-	-	426	1
Other (1)	750	2	-	-

Total Credit Derivatives	$755	$2	$431	$1

(1)	Includes Credit Default Index derivative with various industry categories.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair values are primarily driven by changes in credit spreads. These investments are medium-term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $314 million and $657 million at December 31, 2012 and 2011, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2012 and 2011, the Company had $845 million and $1.023 billion of outstanding notional amounts, respectively, reported at fair value as a liability of $40 million and a liability of $23 million, respectively.

Types of Derivative Instruments and Derivative Strategies used in a dealer or broker capacity

Futures, forwards and options contracts, and swap agreements, were also used in a derivative dealer or broker capacity in the Company’s commodities operations, prior to the sale of this business to Jefferies on July 1, 2011, to facilitate transactions of clients, hedge proprietary trading activities and as a means of risk management. These derivatives allowed the Company to structure transactions to manage its exposure to commodities and securities prices, foreign exchange rates and interest rates. Risk exposures were managed through diversification, by controlling position sizes and by entering into offsetting positions.

The fair value of the Company’s derivative contracts used in a derivative dealer or broker capacity were reported on a net-by-counterparty basis in the Company’s Consolidated Statements of Financial Position when management believes a legal right of setoff exists under an enforceable netting agreement.

Realized and unrealized gains and losses from marking-to-market the derivatives used in proprietary positions were recognized on a trade date basis and reported in “Income from discontinued operations, net of taxes. The pre-tax amounts reported in “Income (loss) from discontinued operations, net of taxes” for these derivatives were gains of $0 million, $63 million and $97 million for the years ended December 31, 2012, 2011 and 2010, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (“OTC”) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes, which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-rating related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $5,025 million as of December 31, 2012. In the normal course of business the Company has posted collateral related to these instruments of $4,703 million as of December 31, 2012. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2012, the Company estimates that it would be required to post a maximum of $321 million of additional collateral to its counterparties.

22. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2012, 2011 and 2010 was $58 million, $63 million and $63 million, respectively.

The following table presents, at December 31, 2012, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income
2013	80	(5)
2014	73	(5)
2015	44	-
2016	30	-
2017	28	-
2018 and thereafter	49	-

Total	$304	$(10)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. Of the total non-cancelable operating leases and sub-lease income amounts listed above, $6 million and $7 million, respectively, has been accrued at December 31, 2012.

Commercial Mortgage Loan Commitments

	As of December 31,
	2012	2011
	(in millions)
Total outstanding mortgage loan commitments	$1,430	$867

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	As of December 31,
	2012	2011
	(in millions)
Expected to be funded from the general account and other operations outside the separate accounts (1)	$3,096	$3,798
Expected to be funded from separate accounts	757	1,159
Portion of separate account commitments with recourse to Prudential Insurance	7	397

(1) Includes a remaining commitment of $200 million and $385 million at December 31, 2012 and 2011, respectively, related to the Company’s agreement to co-invest with the Fosun Group (Fosun) in a private equity fund, managed by Fosun, for the Chinese marketplace.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. Some of the separate account commitments have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

Guarantees of Investee Debt

	As of December 31,
	2012	2011
	(in millions)
Total guarantees of debt issued by entities in which the separate accounts have invested	$2,178	$2,433
Amount of above guarantee that is limited to separate account assets	2,167	2,364
Accrued liability associated with guarantee	-	-

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees is mostly limited to the assets of the separate account. The exposure that is not limited to the separate account assets relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next twenty four years. At December 31, 2012, the Company’s assessment is that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	As of December 31,
	2012	2011
	(in millions)
Guaranteed value of third parties assets	$64,362	$46,792
Fair value of collateral supporting these assets	67,494	48,824
Asset associated with guarantee, carried at fair value	5	5

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Other Guarantees

	As of December 31,
	2012	2011
	(in millions)
Other guarantees where amount can be determined	$319	$321
Accrued liability for other guarantees and indemnifications	2	6

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $299 million and $300 million at December 31, 2012 and 2011, respectively, of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to have to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance policies issues by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

Assets and liabilities held for insolvency assessments were as follows:

	As of December 31,
	2012	2011
	(in millions)
Other assets:
Premium tax offset for future undiscounted assessments	$75	$69
Premium tax offsets currently available for paid assessments	5	6

Total	$80	$75

Other liabilities:
Insolvency assessments	$96	91

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is $0 to approximately $225 million. This estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Individual Annuities, Individual Life and Group Insurance

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against the Prudential Insurance Company of America.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In April 2012, the Company filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In June 2012, the Company filed a motion to dismiss the complaint. In December 2012, the Court granted the Company’s motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February, 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed their summary judgment motions.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is on appeal to the Third Circuit Court of Appeals.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, the Company wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2011, plaintiff appealed the dismissal. In January 2013, the Nevada Supreme Court affirmed the dismissal of the complaint.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop the Company as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential Insurance failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion for class certification. In July 2012, Prudential Insurance moved for summary judgment on certain of plaintiffs’ claims. In February 2013, the Court denied plaintiffs’ motion for class certification and granted the motion by Prudential Insurance for summary judgment against two of the named plaintiffs and denied summary judgment against two other plaintiffs. In March 2013, plantiffs filed a motion for reconsideration of the Court’s decision.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential Insurance and the defendant plans violated ERISA by characterizing family Social Security benefits as “loss of time” benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. The Company has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. In March 2012, the court affirmed the dismissal.

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs. In June 2012, the court granted summary judgment against an additional plaintiff reducing to 39 the number of plaintiffs asserting claims against the Company.

Retirement Solutions and Investment Management

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

financial statements, and the results of the Retirement segment included in the Company’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court did not rule on State Street’s counterclaims and reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees. In May 2012, the Company filed a motion seeking partial summary judgment to dismiss State Street’s counterclaims which was denied by the court in November 2012. In December 2012, the parties reached an agreement in principle to settle the matter. Pursuant to the settlement agreement, PRIAC received $33 million in addition to the amount previously recovered as a result of the SEC settlement. These recoveries reimburse PRIAC for amounts previously paid to the plans for their losses and related costs. In January 2013, the action was dismissed with prejudice in accordance with the settlement.

Other Matters

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety.

In April 2012, the Company filed two actions in New Jersey state court captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al. and The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al. Both matters seek to recover damages attributable to Company and affiliate entities’ and funds’ investments in residential mortgage-backed securities (“RMBS”). Among other allegations stemming from the defendants’ origination, underwriting and sales of RMBS, the complaints assert claims of common law fraud, negligent misrepresentation, breaches of the New Jersey Uniform Securities Act and breaches of the New Jersey Civil RICO statute. The complaints seek unspecified damages. In August 2012, the Company filed four additional actions in New Jersey state court captioned The Prudential Insurance Company of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

America, et al. v. Nomura Securities International, Inc., et al., The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al,, The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al. and The Prudential Insurance Company of America, et al. v. RBS Financial Products, Inc., et al. upon the same grounds and seeking the same damages, as articulated above. In November 2012, the Company filed a similar matter captioned The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al. In December 2012, the Goldman Sachs matter was removed to the United States District Court for the District of New Jersey. In December 2012, defendants filed a motion to dismiss the complaint. In January 2013, the Morgan Stanley and Nomura defendants filed motions to dismiss the complaints filed against them. In March 2013, the Court denied Morgan Stanley’s motion to dismiss the Company’s amended complaint. In March 2013, the Company filed a complaint in the U.S. District Court for the District of New Jersey against Bank of America National Association and Merrill Lynch & Co., Inc., et al. Separately, in March 2013, the Company filed a complaint in New Jersey state court against Countrywide Financial Corp., et al. Both complaints assert the same claims and seek the same damages as articulated in the earlier filed actions. In April 2013, the Company filed a complaint in New Jersey state court against UBS Securities LLC, et al. The complaint asserts the same claims and seeks the same damages as articulated in the earlier filed actions. In April 2013, the JP Morgan Chase defendants filed a motion to dismiss the second amended complaint.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Independent Auditor’s Report

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2012 and 2011, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 2 of the consolidated financial statements, on January 1, 2012 and in December 2012, the company adopted, retrospectively, i) a change to the method of accounting for the deferral of acquisition costs for new or renewed insurance contracts and ii) a change in the method of applying an accounting principle for pension plans, respectively.

/s/ PricewaterhouseCoopers LLP

April 12, 2013

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

1.	Financial Statements of The Prudential Insurance Company of America (Depositor) and Financial Statements of the Prudential Discovery Premier Group Variable Contract Account (Registrant) as of December 31, 2012 appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(b)	Exhibits

1.	Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on November 9, 1999 establishing the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”). (Note 4, Exhibit 1)

2.	Not applicable.

3(a).	Distribution Agreement. (Note 4, Exhibit 3a)

3(b).	Broker-dealer sales agreement (Marketing Agreement). (Note 4, Exhibit 3b)

4(a).	Form of Group Annuity Contract. (Note 4, Exhibit 4a)

4(b).	Form of Group Annuity Contract Amendment. (Note 4, Exhibit 4b)

4(c).	Form of Group Annuity Contract Amendment DCA-GBP-2000. (Note 5, Exhibit 4c)

5(a).	Not applicable.

5(b).	Not applicable.

6(a).	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 6, Exhibit 3A)

6(b).	By-Laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 7, Exhibit 6(b))

7.	Not applicable.

8.	Form of Participation Agreement. (Note 3, Exhibit 8a)

9.	Consent and opinion of C. Christopher Sprague, Assistant General Counsel, The Prudential Insurance Company of America, as to the legality of the securities being registered. (Note 4, Exhibit 9)

10(a).	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

10(b).	Powers of Attorney for John R. Strangfeld, Jr.; Mark B. Grier; Thomas J. Baltimore, Jr.; Gordon M. Bethune; Gaston Caperton; Gilbert F. Casellas; James G. Cullen; William H. Gray, III; Constance J. Horner; Martina T. Hund-Mejean; Karl J. Krapek; Christine A. Poon; James A. Unruh; Robert M. Falzon Peter B. Sayre. (Note 1)

11.	Not applicable.

12.	Not applicable.

(Note 1)	Filed herewith.

(Note 2)	N/A

(Note 3)	Incorporated by reference to Post-Effective Amendment No. 1, Registration No. 333-06701, filed June 24, 1996, on behalf of the Pruco Life Flexible Premium Variable Annuity Account. See Exhibit 8(a).

(Note 4)	Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000, on behalf of Registrant. See Exhibits 1, 3(a), 3(b), 4(a), 4(b) and 9.

(Note 5)	Incorporated by reference to Post-Effective Amendment No. 1, Registration No. 333-95637, filed February 27, 2001, on behalf of Registrant. See Exhibit 4(c).

(Note 6)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005, on behalf of The Prudential Variable Contract Real Property Account. See Exhibit (3A).

(Note 7)	Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 23, 2010. See Exhibit 6(b).

Item 25.	Directors and Officers of the Depositor

Name and Principal Business Address(*)	Position and Offices with Depositor
John R. Strangfeld, Jr.	Chairman, President, Chief Executive Officer and Director

Mark B. Grier	Vice Chairman and Director

Thomas J. Baltimore, Jr.	Director

Gordon M. Bethune	Director

Gaston Caperton	Director

Gilbert F. Casellas	Director

James G. Cullen	Director

William H. Gray, III	Director

Constance J. Horner	Director

Martina T. Hund-Mejean	Director

Karl J. Krapek	Director

Christine A. Poon	Director

James A. Unruh	Director

Edward P. Baird	Executive Vice President and Chief Operating Officer, International Businesses

Richard J. Carbone	Executive Vice President

Robert M. Falzon	Executive Vice President and Chief Financial Officer

Charles F. Lowrey	Executive Vice President and Chief Operating Officer, U.S. Businesses

Lee D. Augsburger	Senior Vice President and Chief Ethics and Compliance Officer

Name and Principal Business Address(*)	Position and Offices with Depositor
Susan L. Blount	Senior Vice President and General Counsel

Thomas J. Carroll	Senior Vice President and Chief Auditor

Barbara G. Koster 213 Washington Street Newark, NJ 07102	Senior Vice President and Chief Information Officer

Richard F. Lambert	Senior Vice President and Chief Actuary

Peter B. Sayre 3 Gateway Center Newark, NJ 07102	Senior Vice President, Principal Accounting Officer and Controller

Nicholas C. Silitch 2 Gateway Center Newark, NJ 07102	Senior Vice President and Chief Risk Officer

Scott G. Sleyster 2 Gateway Center Newark, NJ 07102	Senior Vice President and Chief Investment Officer

Kenneth Y. Tanji	Senior Vice President and Treasurer

Sharon C. Taylor	Senior Vice President, Human Resources

Margaret M. Foran	Chief Governance Officer, Vice President and Corporate Secretary

*	The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a separate account of Prudential, a stock life insurance company organized under the laws of the State of New Jersey and a subsidiary of Prudential Financial (“Prudential Financial”). The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February 22, 2013, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund is held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential and separate accounts of certain non-Prudential insurers. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

Prudential is a stock insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

Item 27. Number of Contractholders

As of January 31, 2013, there were 10 contractholders of qualified and 1 contractholder of non-qualified Contracts, offered by the Registrant.

Item 28. Indemnification

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor and principal underwriter for the Prudential Investments and Target families of mutual funds.

PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract G1-2; The Prudential Discovery Premier Group Variable Contract Account; The Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.

b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
David A. Hunt (1)	President

James V. Gemus (5)	Executive Vice President

Christine C. Marcks (4)	Executive Vice President

Gary F. Neubeck (2)	Executive Vice President

Stuart S. Parker (1)	Executive Vice President

Michael J. King (3)	Senior Vice President, Chief Legal Officer and Secretary

Peter J. Boland (1)	Senior Vice President and Chief Administrative Officer

John N. Christolini (4)	Senior Vice President and Co-Chief Compliance Officer

Mark R. Hastings (1)	Senior Vice President and Chief Compliance Officer

Michael J. McQuade (1)	Senior Vice President, Treasurer and Chief Financial Officer

Hansjerg P. Schlenker (1)	Senior Vice President and Chief Operations Officer

John L. Bronson (3)	Vice President and Deputy Chief Legal Officer

Richard W. Kinville (3)	Vice President and Anti-Money Laundering Officer

Robert P. Smit (1)	Vice President and Controller

Principal Business Addresses:

(1)	3 Gateway Center , Newark, NJ 07102-4061
(2)	2 Gateway Center , Newark, NJ 07102-4061
(3)	751 Broad Street, Newark, NJ 07102-3714
(4)	280 Trumbull Street, Hartford, CT 06103-3509
(5)	80 Livingston Avenue, Roseland, NJ 07068-1753

(c) Commissions received by PIMS during last fiscal year with respect to annuities issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission
Prudential Investment Management Services LLC	$137,453	$-0-	$-0-

Item 30. Location of Accounts and Records

All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

751 Broad Street

Newark, NJ 07102-3777

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

Gateway Buildings Two, Three and Four

100 Mulberry Street

Newark, NJ 07102

The Prudential Insurance Company of America

213 Washington Street

Newark, NJ 07102

The Prudential Insurance Company of America and

Prudential Investment Management, Inc.

80 Livingston Avenue

Roseland, NJ 07088

The Prudential Insurance Company of America

c/o Prudential Investment

30 Scranton Office Park

Scranton, PA 18507-1789

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, NJ 08830

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Fidelity Employer Services Company

Retirement Services – Financial Operations

100 Magellan Way (KW1C)

Covington, KY 41015

Item 31. Management Services

None.

Item 32. Undertakings

(a)	The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	The Registrant undertakes to include either (1) as part of any enrollment form to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Prudential Insurance Company of America hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Prudential Insurance Company of America.

403(b) ANNUITIES

The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.

TEXAS ORP

The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Prudential Discovery Premier Group Variable Contract Account, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this Registration Statement, and the Registrant and the Depositor have duly caused this Registration Statement to be signed on their behalf, in the City of Newark, and State of New Jersey, on this 18th day of April, 2013.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT (Registrant)

BY:	/s/ Joan L. Bozek
JOAN L. BOZEK
VICE PRESIDENT, INVESTMENT PRODUCTS, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

BY:	/s/ Joan L. Bozek
JOAN L. BOZEK
VICE PRESIDENT, INVESTMENT PRODUCTS, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SIGNATURES

SIGNATURE AND TITLE

*
JOHN R. STRANGFELD, JR.
CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

*
MARK B. GRIER
VICE CHAIRMAN AND DIRECTOR

*
THOMAS J. BALTIMORE, JR.
DIRECTOR

*
GORDON M. BETHUNE
DIRECTOR

*
GASTON CAPERTON
DIRECTOR

*
GILBERT F. CASELLAS
DIRECTOR

*
JAMES G. CULLEN
DIRECTOR

*
WILLIAM H. GRAY, III
DIRECTOR

*
CONSTANCE J. HORNER
DIRECTOR

*
MARTINA T. HUND-MEJEAN DIRECTOR

*
KARL J. KRAPEK
DIRECTOR

*
CHRISTINE A. POON
DIRECTOR

*
JAMES A. UNRUH
DIRECTOR

*
ROBERT M. FALZON
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

*
PETER B. SAYRE
SENIOR VICE PRESIDENT, CONTROLLER AND PRINCIPAL ACCOUNTING OFFICER

*By:	/s/ C. CHRISTOPHER SPRAGUE
C. CHRISTOPHER SPRAGUE (ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description

10(a)	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

10(b)	Powers of Attorney for John R. Strangfeld, Jr.; Mark B. Grier; Thomas J. Baltimore, Jr.; Gordon M. Bethune; Gaston Caperton; Gilbert F. Casellas; James G. Cullen; William H. Gray, III; Constance J. Horner; Martina T. Hund-Mejean; Karl J. Krapek; Christine A. Poon; James A. Unruh; Robert M. Falzon; Peter B. Sayre.